================================================================================

                                      THE
                                   JAMESTOWN
                                     FUNDS

                                 NO-LOAD FUNDS

                          THE JAMESTOWN BALANCED FUND
                           THE JAMESTOWN EQUITY FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                    THE JAMESTOWN INTERNATIONAL EQUITY FUND



                                 ANNUAL REPORT


                                 MARCH 31, 2002


                               Investment Advisor
                      LOWE, BROCKENBROUGH & Company, Inc.
                               RICHMOND, VIRGINIA

================================================================================

LETTER TO SHAREHOLDERS                                               MAY 9, 2002
================================================================================
Dear Fellow Shareholders:

We are pleased to enclose for your review the audited Annual Report of the Jamestown Funds for the year ended March 31, 2002.

THE JAMESTOWN BALANCED FUND

For the fiscal year ended March 31, 2002, the Jamestown Balanced Fund had a negative return of -3.22%. With our heavier weighting in stocks (60.8%) than is true for the Lipper Balanced Fund Index, we performed less well than did that Index, which was up 2.48%. The Lehman Intermediate Bond Index had a return of 5.16% for the past twelve months. The S&P 500 Index rose 0.24% during the past fiscal year, with the technology and communication services sector leading the way on the downside. The Federal Reserve began to cut interest rates aggressively in early 2001 to help stimulate the economy. Consumer spending held up over the past year, but capital spending continued to suffer as the excesses of the late 1990's continued to be worked off. Fears of a slowing economy and declining profits were compounded by the terrorist attacks in September 2001.

The Jamestown Balanced Fund returned -0.68% on an annualized basis for the three years ending March 31, 2002, compared to 2.25% return for the Lipper Balanced Index. For the ten year period, the Fund generated a return of 9.23% versus 9.73% for the comparable Lipper Balanced Index.

The total assets of your fund were over $96 million as of March 31, 2002.

THE JAMESTOWN EQUITY FUND

For the fiscal year ended March 31, 2002, the Jamestown Equity Fund declined in value 7.42%. The Lipper Large Cap Core Index fell 0.36%, while the S&P 500 Index rose 0.24%. For the past fiscal year, the technology and communication services sectors were the dominant culprits on the downside. Since the peak in technology stocks in March of 2000, growth stocks have significantly underperformed value stocks. Over the past two years, the Russell 1000 Growth Index is down 25.08% annually, and the Russell 1000 Value Index rose 2.31%. Going forward, we envision a more balanced market that delivers more even returns between growth and value as well as between various sectors of the equity market.

The Jamestown Equity Fund returned -3.40% on an annualized basis for the past three years versus -2.59% for the Lipper Large Cap Core Index. For the five-year period, the Jamestown Equity Fund returned 7.02% compared to 9.42% for the Lipper Large Cap Core Index.

The Jamestown Equity Fund had just under $55 million in assets as of March 31, 2002.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ended March 31, 2002, The Jamestown Tax Exempt Virginia Fund had a total return of 3.04% compared to 3.22% for the Lipper Intermediate Municipal Fund Index. As compared to a year ago, municipal yields were generally higher with both the 5-year and 10-year municipal offering about 25 basis points more in yield. Interest rates should continue to rise as the economy strengthens. While the near-term outlook for inflation is favorable, the bond market will be keying on the accelerating pace of economic activity. Consequently, we think bond investors should play defense this year as the economy improves. As of March 31, 2002, The Jamestown Tax Exempt Virginia Fund had an average maturity of 6.4 years and a SEC yield of 3.82%.

The Jamestown Tax Exempt Virginia Fund returned 3.96% on an annualized basis for the three years ended March 31, 2002, versus 4.01% for the comparable Lipper Intermediate Municipal Fund Index. For the five-year period, The Jamestown Tax Exempt Virginia Fund generated an annualized return of 4.95%, as compared to the 5.12% return for the Lipper Intermediate Municipal Fund Index.

The Jamestown Tax Exempt Virginia Fund had just under $34 million in assets as of March 31, 2002.

THE JAMESTOWN INTERNATIONAL EQUITY FUND

For the year ended March 31, 2002, the Jamestown International Equity Fund had a return of -13.66% compared to -8.50% for the Morgan Stanley EAFE Index. During the past year, slow economic growth and decelerating earnings growth pressured global equity markets. Particularly hard hit were companies in technology and telecommunications that benefited from the global telecom and information technology build-out experienced globally over the previous five years.

The Jamestown International Equity Fund returned -7.07% on an annualized basis for the past three years versus a return of -5.32% for the Morgan Stanley EAFE Index. For the trailing five-year period, The Jamestown International Equity Fund gained 2.49% annually, while the EAFE Index rose 1.32%.

The Fund had over $44 million in total net assets as of March 31, 2002.

Thank you for your continued confidence in The Jamestown Funds.

                                    Sincerely,

                                    /s/ Charles M. Caravati, III

                                    Charles M. Caravati, III, CFA
                                    President
                                    Jamestown Balanced Fund
                                    Jamestown Equity Fund
                                    Jamestown International Equity Fund

                                    /s/ Beth Ann Gustafson

                                    Beth Ann Gustafson, CFA
                                    President
                                    Jamestown Tax Exempt Virginia Fund

                          THE JAMESTOWN BALANCED FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Balanced Fund, the Standard & Poor's 500 Index and the Consumer Price Index
                  For the 10 Year Period Ended March 31, 2002
--------------------------------------------------------------------------------
                                                              3/02
                                                            -------
The Jamestown Balanced Fund                                 $24,152
Standard & Poor's 500 Index                                 $34,715
Consumer Price Index                                        $12,802
--------------------------------------------------------------------------------

                      -------------------------------------
                           The Jamestown Balanced Fund
                         Average Annual Total Returns(a)
                        (for years ended March 31, 2002)

                       1 Year        5 Years       10 Years
                       (3.22)%        6.89%          9.23%
                      -------------------------------------

            Past performance is not predictive of future performance.


                            THE JAMESTOWN EQUITY FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
    Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index
              For the Period From Inception* Through March 31, 2002
--------------------------------------------------------------------------------
                                                              3/02
                                                            -------
The Jamestown Equity Fund                                   $23,944
Standard & Poor's 500 Index                                 $31,832
Consumer Price Index                                        $12,536
--------------------------------------------------------------------------------

                      -------------------------------------
                            The Jamestown Equity Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2002)

                       1 Year    5 Years   Since Inception*
                       (7.42)%    7.02%         9.81%
                      -------------------------------------

            Past performance is not predictive of future performance.

            *Initial public offering of shares was December 1, 1992.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

        Comparison of the Change in Value of a $10,000 Investment in The
      Jamestown Tax Exempt Virginia Fund, the Lipper Intermediate Municipal
       Fund Index and the Lehman Municipal Bond Index For the Period From
                        Inception* Through March 31, 2002
--------------------------------------------------------------------------------
                                                              3/02
                                                            -------
The Jamestown Tax Exempt Virginia Fund                      $14,671
Lipper Intermediate Municipal Fund Index                    $14,868
Lehman Municipal Bond Index                                 $16,099
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown Tax Exempt Virginia Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2002)

                      1 Year    5 Years    Since Inception*
                       3.04%     4.95%          4.57%
                      -------------------------------------

            Past performance is not predictive of future performance.

           *Initial public offering of shares was September 1, 1993.

                     THE JAMESTOWN INTERNATIONAL EQUITY FUND

   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
              International Equity Fund and the Morgan Stanley EAFE Index
              For the Period From Inception* Through March 31, 2002
--------------------------------------------------------------------------------
                                                              3/02
                                                            -------
The Jamestown International Equity Fund                     $11,139
Europe, Australia and Far East Index (EAFE Index)           $10,522
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown International Equity Fund
                         Average Annual Total Returns(a)
                       (for periods ended March 31, 2002)

                      1 Year    5 Years    Since Inception*
                     (13.66)%    2.49%          1.83%
                      -------------------------------------

            Past performance is not predictive of future performance.

             *Initial public offering of shares was April 16, 1996.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2002
=====================================================================================================================
                                                                                         JAMESTOWN        JAMESTOWN
                                                       JAMESTOWN        JAMESTOWN        TAX EXEMPT     INTERNATIONAL
                                                        BALANCED          EQUITY          VIRGINIA          EQUITY
                                                          FUND             FUND             FUND             FUND
---------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities:
      At acquisition cost ........................    $ 81,126,569     $ 44,880,443     $ 32,787,800     $ 43,847,069
                                                      ============     ============     ============     ============
      At value (Note 1) ..........................    $ 95,961,228     $ 54,940,738     $ 33,464,390     $ 43,570,075
   Cash ..........................................              --               --               --          525,210
   Cash denominated in foreign
      currency (Note 5) ..........................              --               --               --          123,740
   Dividends and interest receivable .............         556,799           31,545          475,796          135,451
   Receivable for capital shares sold ............              76            9,945            6,000          450,051
   Receivable for securities sold ................         500,000               --               --           45,927
   Other assets ..................................           8,040           12,076           14,898            8,447
                                                      ------------     ------------     ------------     ------------
      TOTAL ASSETS ...............................      97,026,143       54,994,304       33,961,084       44,858,901
                                                      ------------     ------------     ------------     ------------
LIABILITIES
   Dividends payable .............................          89,558               --           34,204               --
   Payable for securities purchased ..............              --               --               --          787,245
   Payable for capital shares redeemed ...........          39,401          150,460           15,304               --
   Accrued investment advisory fees (Note 3) .....          54,291           30,374           11,334           29,478
   Accrued administration fees (Note 3) ..........          10,000            6,300            4,100            7,200
   Other accrued expenses and liabilities ........           8,682               --               --           12,632
   Net unrealized depreciation on forward foreign
      currency exchange contracts (Note 6) .......              --               --               --              445
                                                      ------------     ------------     ------------     ------------
      TOTAL LIABILITIES ..........................         201,932          187,134           64,942          837,000
                                                      ------------     ------------     ------------     ------------
NET ASSETS .......................................    $ 96,824,211     $ 54,807,170     $ 33,896,142     $ 44,021,901
                                                      ============     ============     ============     ============
Net assets consist of:
   Paid-in capital ...............................    $ 82,220,347     $ 44,829,010     $ 33,425,711     $ 58,470,028
   Undistributed net investment income (loss) ....        (104,295)           1,902           18,584               --
   Accumulated net realized losses from
      security transactions ......................              --          (84,037)        (224,743)     (14,171,079)
   Distribution in excess of net realized gains ..        (126,500)              --               --               --
   Net unrealized appreciation (depreciation)
      on investments and options .................      14,834,659       10,060,295          676,590         (276,995)
   Net unrealized depreciation on translation of
      assets and liabilities in foreign currencies              --               --               --              (53)
                                                      ------------     ------------     ------------     ------------
Net assets .......................................    $ 96,824,211     $ 54,807,170     $ 33,896,142     $ 44,021,901
                                                      ============     ============     ============     ============

Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) .................................       6,181,342        2,978,977        3,348,915        4,904,677
                                                      ============     ============     ============     ============
Net asset value, offering price and redemption
   price per share(a) ............................    $      15.66     $      18.40     $      10.12     $       8.98
                                                      ============     ============     ============     ============

(a) Redemption price varies based on length of time held for The Jamestown International Equity Fund (Note 1).

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2002
============================================================================================================
                                                                                JAMESTOWN        JAMESTOWN
                                              JAMESTOWN        JAMESTOWN        TAX EXEMPT     INTERNATIONAL
                                               BALANCED          EQUITY          VIRGINIA          EQUITY
                                                 FUND             FUND             FUND             FUND
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ............................    $    807,546     $    668,425     $      6,988     $    943,736
   Foreign withholding taxes on dividends              --               --               --         (211,084)
   Interest .............................       2,096,344               --        1,459,129           41,330
                                             ------------     ------------     ------------     ------------
      TOTAL INVESTMENT INCOME ...........       2,903,890          668,425        1,466,117          773,982
                                             ------------     ------------     ------------     ------------

EXPENSES
   Investment advisory fees (Note 3) ....         674,186          372,260          124,765          514,443
   Administration fees (Note 3) .........         122,489           76,028           45,287           95,331
   Custodian fees .......................          17,785            9,380            7,259           94,224
   Trustees' fees and expenses ..........          12,296           12,296           12,296           12,296
   Professional fees ....................          15,223           12,423           10,223           13,423
   Registration fees ....................          14,561           13,383            2,375           15,181
   Printing of shareholder reports ......           8,660            7,998            3,648            8,027
   Pricing costs ........................          10,136            1,281            5,618           11,131
   Other expenses .......................          13,548           12,480              630           13,939
                                             ------------     ------------     ------------     ------------
      TOTAL EXPENSES ....................         888,884          517,529          212,101          777,995
   Fees waived by the Adviser (Note 3) ..              --               --               --          (68,062)
   Expenses reimbursed through a directed
      brokerage arrangement (Note 4) ....         (28,000)         (25,000)              --               --
                                             ------------     ------------     ------------     ------------
      NET EXPENSES ......................         860,884          492,529          212,101          709,933
                                             ------------     ------------     ------------     ------------

NET INVESTMENT INCOME ...................       2,043,006          175,896        1,254,016           64,049
                                             ------------     ------------     ------------     ------------

REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (Note 5)
   Net realized gains (losses) from:
      Security transactions .............       1,308,563          (64,227)         144,681      (14,171,079)
      Option contracts written ..........         249,735          176,363               --               --
      Foreign currency transactions .....              --               --               --          387,959
   Net change in unrealized appreciation/
      depreciation on:
      Investments .......................      (7,073,997)      (4,796,287)        (488,624)       6,479,102
      Foreign currency translation ......              --               --               --         (302,987)
                                             ------------     ------------     ------------     ------------

NET REALIZED AND UNREALIZED
   LOSSES ON INVESTMENTS AND
   FOREIGN CURRENCIES ...................      (5,515,699)      (4,684,151)        (343,943)      (7,607,005)
                                             ------------     ------------     ------------     ------------

NET INCREASE (DECREASE) IN
   NET ASSETS FROM OPERATIONS ...........    $ (3,472,693)    $ (4,508,255)    $    910,073     $ (7,542,956)
                                             ============     ============     ============     ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==============================================================================================================================
                                                                   JAMESTOWN                            JAMESTOWN
                                                                 BALANCED FUND                         EQUITY FUND
                                                       -----------------------------------------------------------------------
                                                            YEAR               YEAR               YEAR               YEAR
                                                           ENDED              ENDED              ENDED              ENDED
                                                          MARCH 31,          MARCH 31,          MARCH 31,          MARCH 31,
                                                            2002               2001               2002               2001
------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss) ...................    $    2,043,006     $    2,297,806     $      175,896     $       (3,782)
   Net realized gains (losses) on:
      Security transactions .......................         1,308,563            826,412            (64,227)         1,209,659
      Option contracts written ....................           249,735            570,452            176,363            396,486
   Net change in unrealized appreciation/
      depreciation on investments .................        (7,073,997)       (19,715,958)        (4,796,287)       (18,110,576)
                                                       --------------     --------------     --------------     --------------
Net decrease in net assets from operations ........        (3,472,693)       (16,021,288)        (4,508,255)       (16,508,213)
                                                       --------------     --------------     --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .....................        (2,164,245)        (2,270,168)          (173,994)                --
   From net realized gains from
      security transactions .......................        (1,420,487)        (1,513,422)                --         (1,691,982)
                                                       --------------     --------------     --------------     --------------
Decrease in net assets from distributions
   to shareholders ................................        (3,584,732)        (3,783,590)          (173,994)        (1,691,982)
                                                       --------------     --------------     --------------     --------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ......................         4,813,624         10,123,514          4,602,756         25,402,296
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ............         3,389,464          3,591,406            159,933          1,565,938
   Payments for shares redeemed ...................       (13,654,430)       (12,778,149)        (6,187,646)       (25,662,392)
                                                       --------------     --------------     --------------     --------------
Net increase (decrease) in net assets from
   capital share transactions .....................        (5,451,342)           936,771         (1,424,957)         1,305,842
                                                       --------------     --------------     --------------     --------------

TOTAL DECREASE IN NET ASSETS ......................       (12,508,767)       (18,868,107)        (6,107,206)       (16,894,353)

NET ASSETS
   Beginning of year ..............................       109,332,978        128,201,085         60,914,376         77,808,729
                                                       --------------     --------------     --------------     --------------
   End of year ....................................    $   96,824,211     $  109,332,978     $   54,807,170     $   60,914,376
                                                       ==============     ==============     ==============     ==============

UNDISTRIBUTED NET
   INVESTMENT INCOME (LOSS) .......................    $     (104,295)    $       27,638     $        1,902     $           --
                                                       ==============     ==============     ==============     ==============

CAPITAL SHARE ACTIVITY
   Sold ...........................................           296,174            523,914            241,508            999,711
   Reinvested .....................................           214,105            196,103              9,010             66,617
   Redeemed .......................................          (844,741)          (670,295)          (326,078)        (1,002,327)
                                                       --------------     --------------     --------------     --------------
   Net increase (decrease) in shares outstanding ..          (334,462)            49,722            (75,560)            64,001
   Shares outstanding, beginning of year ..........         6,515,804          6,466,082          3,054,537          2,990,536
                                                       --------------     --------------     --------------     --------------
   Shares outstanding, end of year ................         6,181,342          6,515,804          2,978,977          3,054,537
                                                       ==============     ==============     ==============     ==============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==============================================================================================================================
                                                              JAMESTOWN TAX EXEMPT                       JAMESTOWN
                                                                 VIRGINIA FUND                   INTERNATIONAL EQUITY FUND
                                                       -----------------------------------------------------------------------
                                                            YEAR               YEAR               YEAR               YEAR
                                                           ENDED              ENDED              ENDED              ENDED
                                                          MARCH 31,          MARCH 31,          MARCH 31,          MARCH 31,
                                                            2002               2001               2002               2001
------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss) ...................    $    1,254,016     $    1,282,459     $       64,049     $     (179,159)
   Net realized gains (losses) from:
      Security transactions .......................           144,681            (96,246)       (14,171,079)         2,853,745
      Foreign currency transactions ...............                --                 --            387,959            293,713
   Net change in unrealized appreciation/
      depreciation on:
      Investments .................................          (488,624)         1,351,174          6,479,102        (32,130,835)
      Foreign currency translation ................                --                 --           (302,987)           346,332
                                                       --------------     --------------     --------------     --------------
Net increase (decrease) in net assets
   from operations ................................           910,073          2,537,387         (7,542,956)       (28,816,204)
                                                       --------------     --------------     --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .....................        (1,242,501)        (1,282,459)          (270,326)          (279,944)
   From return of capital .........................                --                 --           (413,143)                --
   From net realized gains from
      security transactions .......................                --                 --                 --         (9,244,751)
                                                       --------------     --------------     --------------     --------------
Decrease in net assets from distributions
   to shareholders ................................        (1,242,501)        (1,282,459)          (683,469)        (9,524,695)
                                                       --------------     --------------     --------------     --------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ......................         4,986,905          3,967,154         58,304,094        116,498,477
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ............           833,236            830,720            654,623          9,315,209
   Payments for shares redeemed ...................        (1,773,927)        (5,008,689)       (66,374,651)      (113,657,807)
                                                       --------------     --------------     --------------     --------------
Net increase (decrease) in net assets from
   capital share transactions .....................         4,046,214           (210,815)        (7,415,934)        12,155,879
                                                       --------------     --------------     --------------     --------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS .....................................         3,713,786          1,044,113        (15,642,359)       (26,185,020)

NET ASSETS
   Beginning of year ..............................        30,182,356         29,138,243         59,664,260         85,849,280
                                                       --------------     --------------     --------------     --------------
   End of year ....................................    $   33,896,142     $   30,182,356     $   44,021,901     $   59,664,260
                                                       ==============     ==============     ==============     ==============

UNDISTRIBUTED NET
   INVESTMENT INCOME ..............................    $       18,584     $           --     $           --     $           --
                                                       ==============     ==============     ==============     ==============

CAPITAL SHARE ACTIVITY
   Sold ...........................................           487,720            401,676          6,229,458          8,768,230
   Reinvested .....................................            81,557             83,553             74,730            646,128
   Redeemed .......................................          (174,104)          (506,756)        (7,051,499)        (8,535,150)
                                                       --------------     --------------     --------------     --------------
   Net increase (decrease) in shares outstanding ..           395,173            (21,527)          (747,311)           879,208
   Shares outstanding, beginning of year ..........         2,953,742          2,975,269          5,651,988          4,772,780
                                                       --------------     --------------     --------------     --------------
   Shares outstanding, end of year ................         3,348,915          2,953,742          4,904,677          5,651,988
                                                       ==============     ==============     ==============     ==============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                        YEARS ENDED MARCH 31,
                                             --------------------------------------------------------------------------
                                               2002(a)          2001            2000            1999            1998
-----------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year ....    $    16.78      $    19.83      $    18.12      $    17.38      $    15.17
                                             ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
   Net investment income ................          0.32            0.35            0.35            0.34            0.37
   Net realized and unrealized gains
      (losses) on investments ...........         (0.86)          (2.82)           2.49            0.95            4.31
                                             ----------      ----------      ----------      ----------      ----------
Total from investment operations ........         (0.54)          (2.47)           2.84            1.29            4.68
                                             ----------      ----------      ----------      ----------      ----------
Less distributions:
   Dividends from net investment income .         (0.35)          (0.35)          (0.35)          (0.34)          (0.37)
   Distributions from net realized gains          (0.23)          (0.23)          (0.78)          (0.21)          (2.10)
                                             ----------      ----------      ----------      ----------      ----------
Total distributions .....................         (0.58)          (0.58)          (1.13)          (0.55)          (2.47)
                                             ----------      ----------      ----------      ----------      ----------

Net asset value at end of year ..........    $    15.66      $    16.78      $    19.83      $    18.12      $    17.38
                                             ==========      ==========      ==========      ==========      ==========

Total return ............................        (3.22%)        (12.65%)         15.90%           7.56%          32.42%
                                             ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) .......    $   96,824      $  109,333      $  128,201      $  112,804      $  101,408
                                             ==========      ==========      ==========      ==========      ==========

Ratio of gross expenses to average
   net assets ...........................         0.86%           0.87%           0.88%           0.88%           0.90%

Ratio of net expenses to average
   net assets(b) ........................         0.83%           0.85%           0.86%           0.86%           0.87%

Ratio of net investment income to
   average net assets ...................         1.97%           1.84%           1.85%           1.95%           2.21%

Portfolio turnover rate .................           62%             64%             62%             69%             90%

(a) As required, effective April 1, 2001, the Fund has adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and began recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 2.07%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                        YEARS ENDED MARCH 31,
                                             --------------------------------------------------------------------------
                                                2002            2001            2000            1999            1998
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....    $    19.94      $    26.02      $    21.76      $    20.16      $    15.66
                                             ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
   Net investment income (loss) .........          0.06           (0.00)           0.03            0.07            0.11
   Net realized and unrealized gains
      (losses) on investments ...........         (1.54)          (5.51)           5.18            1.60            6.47
                                             ----------      ----------      ----------      ----------      ----------
Total from investment operations ........         (1.48)          (5.51)           5.21            1.67            6.58
                                             ----------      ----------      ----------      ----------      ----------
Less distributions:
   Dividends from net investment income .         (0.06)             --           (0.03)          (0.07)          (0.11)
   Distributions from net realized gains             --           (0.57)          (0.92)             --           (1.97)
                                             ----------      ----------      ----------      ----------      ----------
Total distributions .....................         (0.06)          (0.57)          (0.95)          (0.07)          (2.08)
                                             ----------      ----------      ----------      ----------      ----------

Net asset value at end of year ..........    $    18.40      $    19.94      $    26.02      $    21.76      $    20.16
                                             ==========      ==========      ==========      ==========      ==========

Total return ............................        (7.42%)        (21.49%)         24.04%           8.33%          43.74%
                                             ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) .......    $   54,807      $   60,914      $   77,809      $   63,416      $   52,214
                                             ==========      ==========      ==========      ==========      ==========

Ratio of gross expenses to average
   net assets ...........................         0.90%           0.90%           0.91%           0.92%           0.93%

Ratio of net expenses to average
   net assets(a) ........................         0.86%           0.88%           0.88%           0.89%           0.90%

Ratio of net investment income
   (loss) to average net assets .........         0.31%          (0.01%)          0.14%           0.35%           0.60%

Portfolio turnover rate .................           89%             83%             67%             66%             59%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying  notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                        YEARS ENDED MARCH 31,
                                             --------------------------------------------------------------------------
                                               2002(a)          2001            2000            1999            1998
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....    $    10.22      $     9.79      $    10.22      $    10.16      $     9.83
                                             ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
   Net investment income ................          0.41            0.43            0.42            0.43            0.44
   Net realized and unrealized gains
      (losses) on investments ...........         (0.10)           0.43           (0.42)           0.07            0.33
                                             ----------      ----------      ----------      ----------      ----------
Total from investment operations ........          0.31            0.86            0.00            0.50            0.77
                                             ----------      ----------      ----------      ----------      ----------
Less distributions:
   Dividends from net investment income .         (0.41)          (0.43)          (0.42)          (0.43)          (0.44)
   Distributions from net realized gains             --              --           (0.01)          (0.01)             --
                                             ----------      ----------      ----------      ----------      ----------
Total distributions .....................         (0.41)          (0.43)          (0.43)          (0.44)          (0.44)
                                             ----------      ----------      ----------      ----------      ----------

Net asset value at end of year ..........    $    10.12      $    10.22      $     9.79      $    10.22      $    10.16
                                             ==========      ==========      ==========      ==========      ==========

Total return ............................         3.04%           8.97%           0.04%           4.92%           8.00%
                                             ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) .......    $   33,896      $   30,182      $   29,138      $   25,626      $   18,213
                                             ==========      ==========      ==========      ==========      ==========

Ratio of net expenses to average
   net assets(b) ........................         0.68%           0.68%           0.69%           0.73%           0.75%

Ratio of net investment income to
   average net assets ...................         4.02%           4.31%           4.27%           4.17%           4.40%

Portfolio turnover rate .................           27%             47%             47%             31%             33%

(a) As required, effective April 1, 2001, the Fund has adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Had the Fund not adopted this new provision, the ratio of net investment income to average net assets would have been 3.98%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 0.88% for the year ended March 31, 1998.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
===========================================================================================================================
                                            SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
---------------------------------------------------------------------------------------------------------------------------
                                                                            YEARS ENDED MARCH 31,
                                                 --------------------------------------------------------------------------
                                                    2002            2001            2000            1999            1998
---------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........    $    10.56      $    17.99      $    13.63      $    12.61      $     9.81
                                                 ----------      ----------      ----------      ----------      ----------
Income (loss) from investment operations:
   Net investment income (loss) .............          0.01           (0.03)          (0.00)           0.05           (0.01)
   Net realized and unrealized gains (losses)
      on investments and foreign currencies .         (1.46)          (5.48)           5.19            1.04            2.91
                                                 ----------      ----------      ----------      ----------      ----------
Total from investment operations ............         (1.45)          (5.51)           5.19            1.09            2.90
                                                 ----------      ----------      ----------      ----------      ----------
Less distributions:
   Dividends from net investment income .....         (0.05)          (0.05)          (0.04)          (0.07)          (0.10)
   Return of capital ........................         (0.08)             --              --              --              --
   Distributions from net realized gains ....            --           (1.87)          (0.79)             --              --
                                                 ----------      ----------      ----------      ----------      ----------
Total distributions .........................         (0.13)          (1.92)          (0.83)          (0.07)          (0.10)
                                                 ----------      ----------      ----------      ----------      ----------

Net asset value at end of year ..............    $     8.98      $    10.56      $    17.99      $    13.63      $    12.61
                                                 ==========      ==========      ==========      ==========      ==========

Total return ................................       (13.66%)        (33.29%)         39.35%           8.67%          29.67%
                                                 ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's) ...........    $   44,022      $   59,664      $   85,849      $   54,019      $   42,543
                                                 ==========      ==========      ==========      ==========      ==========

Ratio of net expenses to average
   net assets(a) ............................         1.38%           1.41%           1.56%           1.51%           1.56%

Ratio of net investment income (loss)
   to average net assets ....................         0.12%          (0.24%)         (0.01%)          0.38%          (0.05%)

Portfolio turnover rate .....................           80%             48%             52%             39%             47%

(a) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.51% for the year ended March 31, 2002.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2002
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of an investment in the Fund.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States of America.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national or foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Repurchase agreements -- The Jamestown Balanced Fund and The Jamestown Equity Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of the Jamestown International Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and treatment for foreign currency transactions.

The tax character of distributions paid during the years ended March 31, 2002 and 2001 was as follows:

------------------------------------------------------------------------------------------------------
                 Year                                                       Exempt-
                Ended       Ordinary       Return of       Long-Term       Interest         Total
               March 31,     Income         Capital      Capital Gains     Dividends     Distributions
------------------------------------------------------------------------------------------------------
Jamestown        2002    $  2,164,245    $         --    $  1,420,487    $         --    $  3,584,732
Balanced Fund    2001    $  2,270,168    $         --    $  1,513,422    $         --    $  3,783,590
------------------------------------------------------------------------------------------------------
Jamestown        2002    $    173,994    $         --    $         --    $         --    $    173,994
Equity Fund      2001    $         --    $         --    $  1,691,982    $         --    $  1,691,982
------------------------------------------------------------------------------------------------------
Jamestown
Tax Exempt       2002    $         --    $         --    $         --    $  1,242,501    $  1,242,501
Virginia Fund    2001    $         --    $         --    $         --    $  1,282,459    $  1,282,459
------------------------------------------------------------------------------------------------------
Jamestown
International    2002    $    270,326    $    413,143    $         --    $         --    $    683,469
Equity Fund      2001    $    604,835    $         --    $  8,919,860    $         --    $  9,524,695
------------------------------------------------------------------------------------------------------

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The tax character of distributable earnings at March 31, 2002 were as follows:

-----------------------------------------------------------------------------------------------------
                                       Undistributed     Capital         Unrealized         Total
                                         Ordinary          Loss         Appreciation    Distributable
                                          Income      Carryforwards    (Depreciation)      Earnings
-----------------------------------------------------------------------------------------------------
Jamestown Balanced Fund                $     11,317    $         --     $ 14,592,547     $ 14,603,864
-----------------------------------------------------------------------------------------------------
Jamestown Equity Fund                  $      1,902    $    (84,037)    $ 10,060,378     $  9,978,243
-----------------------------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund     $         --    $   (214,527)    $    684,958     $    470,431
-----------------------------------------------------------------------------------------------------
Jamestown International Equity Fund    $         --    $ (4,874,363)    $ (9,573,764)    $(14,448,127)
-----------------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Change in accounting principle - As required, effective April 1, 2001, the Jamestown Balanced Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the Guide) and began amortizing premium on debt securities. Prior to April 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $10,695 reduction in the cost of securities and a corresponding $10,695 increase in net unrealized gains and losses, based on securities held by the Fund on April 1, 2001.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The effect of this change during the year ended March 31, 2002 was to decrease net investment income by $103,108, increase net unrealized gains and losses by $12,622, increase net realized gains and losses by $90,486. As a result, the ratio of net investment income to average net assets decreased by 0.10%, the net investment income per share decreased by $0.02 and the net realized and unrealized gains and losses per share increased by $0.02.

Additionally, as required by the Guide, effective April 1, 2001, the Jamestown Balanced Fund began recording paydown gains and losses on mortgage and asset-backed securities as adjustments to interest income. Prior to April 1, 2001, the Fund recorded paydown gains and losses on mortgage and asset-backed securities as realized gains and losses. The effect of this change during the year ended March 31, 2002 was to decrease net investment income by $1,810 and increase net realized gains and losses by $1,810. As a result, the net investment income per share decreased by less than $0.01 and the ratio of net investment income to average net assets decreased by less than 0.01% for the year ended March 31, 2002.

The Jamestown Tax Exempt The Jamestown Tax Exempt Virginia Fund, as required, also adopted the provisions of the Guide and began accreting market discount on debt securities. Prior to April 1, 2001, the Fund did not accrete market discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $7,069 increase in the cost of securities and a corresponding $7,069 decrease in net unrealized gains and losses, based on securities held by the Fund on April 1, 2001.

The effect of this change during the year ended March 31, 2002 was to increase net investment income by $11,515, decrease net unrealized gains and losses by $1,299, decrease net realized gains and losses by $10,216. As a result, the ratio of net investment income to average net assets increased by 0.04%, the net investment income per share increased by less than $0.01 and the net realized and unrealized gains and losses per share decreased by less than $0.01.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The following information is based upon the federal income tax cost of investment securities and covered options as of March 31, 2002:

-------------------------------------------------------------------------------------------------------------
                                               JAMESTOWN        JAMESTOWN        JAMESTOWN        JAMESTOWN
                                                BALANCED          EQUITY         TAX EXEMPT     INTERNATIONAL
                                                  FUND             FUND        VIRGINIA FUND     EQUITY FUND
-------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation ............    $ 15,609,849     $ 10,841,744     $    807,688     $  3,856,690
Gross unrealized depreciation ............      (1,017,392)        (781,449)        (122,730)      (5,157,570)
                                              ------------     ------------     ------------     ------------
Net unrealized appreciation (depreciation)    $ 14,592,457     $ 10,060,295     $    684,958     $ (1,300,880)
                                              ============     ============     ============     ============

Federal income tax cost ..................    $ 81,368,771     $ 44,880,443     $ 32,779,432     $ 44,870,955
                                              ============     ============     ============     ============
-------------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Jamestown Balanced Fund and The Jamestown International Equity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America.

As of March 31, 2002, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and the Jamestown International Equity Fund had capital loss carryforwards for federal income tax purposes of $84,037, $214,527, and $4,874,363, respectively, of which all expire on March 31, 2010. In addition, the Jamestown International Equity Fund had net realized capital losses of $8,272,829 during the period November 1, 2001 through March 31, 2002, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2003. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

The Funds account and report for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended March 31, 2002, The Jamestown International Equity Fund increased net investment loss by $231,461, increased accumulated net realized loss from security transactions by $294,320 and decreased paid-in capital by $62,859 as a result of a net operating loss and other reclassifications. Net assets were not affected by this change.

2.   INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments, were as follows for the year ended March 31, 2002:

--------------------------------------------------------------------------------------------------
                                       JAMESTOWN        JAMESTOWN      JAMESTOWN       JAMESTOWN
                                        BALANCED         EQUITY        TAX EXEMPT    INTERNATIONAL
                                          FUND            FUND       VIRGINIA FUND    EQUITY FUND
--------------------------------------------------------------------------------------------------
Purchases of investment securities    $ 62,111,123    $ 48,031,044    $ 12,244,147    $ 39,409,350
                                      ============    ============    ============    ============
Proceeds from sales and maturities
   of investment securities ......    $ 71,189,591    $ 50,886,135    $  8,393,974    $ 43,789,814
                                      ============    ============    ============    ============
--------------------------------------------------------------------------------------------------

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of ..65% on its average daily net assets up to $250 million, .60% on the next $250 million of such net assets and .55% on such net assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of ..65% on its average daily net assets up to $500 million and .55% on such net assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% on its average daily net assets up to $250 million, .35% on the next $250 million of such net assets and .30% on such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% on its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

The Adviser currently intends to limit the total operating expenses of The Jamestown International Equity Fund to 1.38% of its average daily net assets. Accordingly, the Adviser voluntarily waived $68,062 of its investment advisory fees for the Fund during the year ended March 31, 2002.

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund at an annual rate of .15% on its respective average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million. From The Jamestown International Equity Fund, Ultimus receives a monthly fee at an annual rate of ..20% on its average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of each Fund's shares and an affiliate of Ultimus.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
4.   DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $28,000 and $25,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 2002.

5.   FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
6.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of March 31, 2002, The Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:

--------------------------------------------------------------------------------
                                                                 NET UNREALIZED
 SETTLEMENT             TO RECEIVE       INITIAL        MARKET    APPRECIATION
    DATE               (TO DELIVER)       VALUE         VALUE    (DEPRECIATION)
--------------------------------------------------------------------------------
Contracts To Sell ...
   4/2/02               (82,115) GBP    $  117,047    $ 116,932      $  115
                                        ----------    ---------      ------

Contracts To Buy ....
   4/3/02 ...........    49,308  EUR       (43,011)     (43,010)         (1)
   4/4/02 ...........   135,150  EUR      (117,743)    (117,881)        138
   4/2/02 ...........   122,082  GBP      (174,210)    (173,844)       (366)
   4/3/02 ...........   181,510  GBP      (258,616)    (258,421)       (195)
   4/4/02 ...........    95,916  GBP      (136,690)    (136,549)       (141)
   4/1/02 ...........    60,370  SGD       (32,698)     (32,741)         43
   4/2/02 ...........    30,280  SGD       (16,439)     (16,422)        (17)
   4/3/02 ...........    15,237  SGD        (8,285)      (8,264)        (21)
                                        ----------    ---------      ------
Total buy contracts .                     (787,692)    (787,132)       (560)
                                        ----------    ---------      ------

Net contracts .......                   $ (670,645)   $(670,200)     $ (445)
                                        ==========    =========      ======
--------------------------------------------------------------------------------

EUR - Euro Dollar      GBP - British Pound Sterling       SGD - Singapore Dollar

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
7.   COVERED CALL OPTIONS

A summary of covered call option contracts during the year ended March 31, 2002 is as follows:

---------------------------------------------------------------------------------------------------
                                                  The Jamestown                The Jamestown
                                                  Balanced Fund                 Equity Fund
                                            -------------------------------------------------------
                                             Option          Option        Option          Option
                                            Contracts       Premiums      Contracts       Premiums
---------------------------------------------------------------------------------------------------
Options outstanding at beginning of year           380     $  318,599            256     $  223,224
Options written ........................            --             --             --             --
Options cancelled in a closing purchase
   transaction .........................          (280)      (277,651)          (196)      (198,655)
Options expired ........................          (100)       (40,948)           (60)       (24,569)
                                            ----------     ----------     ----------     ----------

Options outstanding at end of year .....            --     $       --             --     $       --
                                            ==========     ==========     ==========     ==========
---------------------------------------------------------------------------------------------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2002
================================================================================
  SHARES       COMMON STOCKS -- 60.6%                                  VALUE
--------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY-- 6.9%
      30,400   Home Depot, Inc. ............................       $  1,477,744
      51,900   Mattel, Inc. ................................          1,081,596
      40,000   Target Corporation ..........................          1,724,800
      19,000   Wal-Mart Stores, Inc. .......................          1,164,510
      55,000   Walt Disney Company (The) ...................          1,269,400
                                                                   ------------
                                                                      6,718,050
                                                                   ------------

               CONSUMER STAPLES-- 4.8%
      46,000   Anheuser-Busch Companies, Inc. ..............          2,401,200
      16,000   Kimberly-Clark Corporation ..................          1,034,400
      40,500   SYSCO Corporation ...........................          1,207,710
                                                                   ------------
                                                                      4,643,310
                                                                   ------------
               ENERGY-- 3.1%
      22,100   Anadarko Petroleum Corporation ..............          1,247,324
      19,760   ChevronTexaco Corporation ...................          1,783,735
                                                                   ------------
                                                                      3,031,059
                                                                   ------------

               FINANCIALS-- 13.2%
      12,300   American International Group, Inc. ..........            887,322
      13,700   Bank of America Corporation .................            931,874
      23,500   Capital One Financial Corporation ...........          1,500,475
      51,000   Citigroup, Inc. .............................          2,525,520
      20,000   Fannie Mae ..................................          1,597,600
      21,000   H & R Block, Inc. ...........................            933,450
      38,800   Principal Financial Group, Inc.(a) ..........            981,640
      50,000   Prudential Financial, Inc.(a) ...............          1,552,500
      38,300   Wells Fargo & Company .......................          1,892,020
                                                                   ------------
                                                                     12,802,401
                                                                   ------------

               HEALTHCARE-- 9.4%
      31,500   Anthem, Inc.(a) .............................          1,813,455
      20,000   Johnson & Johnson ...........................          1,299,000
      14,000   Medtronic, Inc. .............................            632,940
      64,075   Pfizer, Inc. ................................          2,546,341
      26,600   Tenet Healthcare Corporation(a) .............          1,782,732
      16,000   Wyeth .......................................          1,050,400
                                                                   ------------
                                                                      9,124,868
                                                                   ------------

               INDUSTRIALS-- 11.2%
      12,300   Automatic Data Processing, Inc. .............            716,721
      95,940   Cendant Corporation(a) ......................          1,842,048
      11,000   First Data Corporation ......................            959,750
      16,000   General Dynamics Corporation ................          1,503,200
      51,900   General Electric Company ....................          1,943,655
      85,000   Norfolk Southern Corporation ................          2,034,900
      56,000   Tyco International Ltd. .....................          1,809,920
                                                                   ------------
                                                                     10,810,194
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES      COMMON STOCKS -- 60.6% (Continued)                      VALUE
--------------------------------------------------------------------------------
               INFORMATION TECHNOLOGY-- 6.3%
      20,000   Affiliated Computer Services, Inc.(a) .......       $  1,122,600
      31,000   Cadence Design Systems, Inc.(a) .............            700,910
      36,000   Cisco Systems, Inc.(a) ......................            609,480
      19,600   Electronic Data Systems Corporation .........          1,136,604
      20,600   Intel Corporation ...........................            626,446
      31,000   Microsoft Corporation (a) ...................          1,869,610
                                                                   ------------
                                                                      6,065,650
                                                                   ------------

               MATERIALS-- 0.8%
      40,100   Pactiv Corporation(a) .......................            802,802
                                                                   ------------

               TELECOMMUNICATION SERVICES-- 3.0%
      27,600   BellSouth Corporation .......................          1,017,336
      27,900   Nokia Corporation - ADR .....................            578,646
      29,000   Verizon Communications, Inc. ................          1,323,850
                                                                   ------------
                                                                      2,919,832
                                                                   ------------
               UTILITIES-- 1.9%
      40,700   El Paso Energy Corporation ..................          1,792,021
                                                                   ------------

               TOTAL COMMON STOCK (Cost $44,775,470) .......       $ 58,710,187
                                                                   ------------

================================================================================
    PAR
   VALUE       U.S. TREASURY OBLIGATIONS -- 4.5%                       VALUE
--------------------------------------------------------------------------------
               U.S. TREASURY NOTES-- 4.2%
$    400,000   6.375%, due 08/15/2002 ......................       $    406,624
   1,500,000   5.75%, due 08/15/2003 .......................          1,552,260
   1,000,000   6.75%, due 05/15/2005 .......................          1,068,750
   1,000,000   7.00%, due 07/15/2006 .......................          1,084,370
                                                                   ------------
                                                                      4,112,004
                                                                   ------------

               U.S. TREASURY INFLATION-PROTECTION NOTES-- 0.3%
     228,866   3.375%, due 01/15/2007 ......................            233,372
                                                                   ------------

               TOTAL TREASURY NOTES (Cost $4,160,901) ......       $  4,345,376
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    PAR
   VALUE       U.S. GOVERNMENT AGENCY OBLIGATIONS-- 8.9%               VALUE
--------------------------------------------------------------------------------
               FEDERAL HOME LOAN BANK-- 1.6%
$  1,000,000   5.375%, due 01/05/2004 ......................       $  1,026,870
     500,000   4.125%, due 01/14/2005 ......................            495,625
                                                                   ------------
                                                                      1,522,495
                                                                   ------------

               FEDERAL HOME LOAN MORTGAGE CORPORATION-- 1.6%
   1,500,000   6.625%, due 09/15/2009 ......................          1,569,615
                                                                   ------------

               FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 5.7%
   2,500,000   7.00%, due 07/15/2005 .......................          2,672,275
   1,400,000   6.00%, due 12/15/2005 .......................          1,451,618
   1,250,000   7.25%, due 01/15/2010 .......................          1,354,887
                                                                   ------------
                                                                      5,478,780
                                                                   ------------

               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                 (Cost $8,142,135) ........................        $  8,570,890
                                                                   ------------

================================================================================
    PAR
   VALUE       MORTGAGE-BACKED SECURITIES -- 2.7%                      VALUE
--------------------------------------------------------------------------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.5%
$    452,592   Pool #1471, 7.00%, due 03/15/2008 ...........       $    469,279
     175,000   Pool #1655, 6.50%, due 10/15/2008 ...........            181,014
     786,266   Pool #E00616, 6.00%, due 01/15/2014 .........            789,710
                                                                   ------------
                                                                      1,440,003
                                                                   ------------

               FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 1.2%
     409,178   Series #93-18-PJ, 6.50%, due 12/25/2007 .....            421,069
     781,454   Pool #380512, 6.15%, due 08/01/2008 .........            790,245
                                                                   ------------
                                                                      1,211,314
                                                                   ------------

               TOTAL MORTGAGE-BACKED SECURITIES (Cost $2,596,253)  $  2,651,317
                                                                   ------------

================================================================================
    PAR
   VALUE       ASSET-BACKED SECURITIES -- 1.0%                         VALUE
--------------------------------------------------------------------------------
               STUDENT LOAN MARKETING ASSOCIATION-- 0.4%
$    126,719   Series #97-3-A1, 3.029%, adjustable rate,
                 due 04/25/2006 ............................       $    126,758
     251,487   Series #98-1-A1, 3.139%, adjustable rate,
                 due 01/25/2007 ............................            250,954
                                                                   ------------
                                                                        377,712
                                                                   ------------
               OTHER ASSET-BACKED SECURITIES-- 0.6%
     124,844   Fleetwood Credit Corporation Grantor Trust
                 #95-A-A, 8.45%, due 11/15/2010 ............            125,469
     500,000   MBNA Master Credit Card Trust #98-J-A,
                 5.25%, due 02/15/2006 .....................            507,185
                                                                   ------------
                                                                        632,654
                                                                   ------------

               TOTAL ASSET-BACKED SECURITIES (Cost $984,881)       $  1,010,366
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    PAR
   VALUE       CORPORATE BONDS -- 17.3%                                VALUE
--------------------------------------------------------------------------------
               Alcoa, Inc.,
$    500,000     6.50%, due 06/01/2011 .....................       $    505,420
               American Home Products Corporation,
     500,000     7.90%, due 02/15/2005 .....................            539,355
               Anheuser-Busch Companies, Inc.,
     249,000     5.375%, due 09/15/2008 ....................            239,346
               Associates Corporation, N.A.,
     375,000     5.75%, due 11/01/2003 .....................            385,417
               BB&T Corporation,
     325,000     6.50%, due 08/01/2011 .....................            324,490
               Boeing Capital Corporation,
     300,000     7.10%, due 09/27/2005 .....................            310,212
     500,000     5.65%, due 05/15/2006 .....................            494,700
               Burlington Resources, Inc.,
     450,000     6.68%, due 02/15/2011 .....................            446,031
               CVS Corporation,
     250,000     5.625%, due 03/15/2006 ....................            247,322
               Citigroup, Inc.,
     700,000     7.45%, due 06/06/2002 .....................            706,440
     200,000     5.00%, due 03/06/2007 .....................            193,644
               Conoco, Inc.,
     750,000     5.90%, due 04/15/2004 .....................            768,397
               Deutsche Telekom AG,
     500,000     8.00%, due 06/15/2010 .....................            520,260
               Donaldson Lufkin Jenrette, Inc.,
     500,000     6.875%, due 11/1/2005 .....................            520,175
               Dover Corporation,
     345,000     6.50%, due 02/15/2011 .....................            347,018
               Duke Realty L.P. Medium Term Notes,
     390,000     6.75%, due 05/30/2008 .....................            387,430
               ERP Operating L.P.,
     875,000     6.65%, due 11/15/2003 .....................            897,575
               Ford Motor Credit Company,
     250,000     8.00%, due 06/15/2002 .....................            250,895
               FPL Group Capital, Inc.,
     500,000     7.375%, due 06/01/2009 ....................            520,005
               General Electric Capital Corporation,
     420,000     6.52%, due 10/08/2002 .....................            427,858
               Goldman Sachs Group,
     625,000     6.65%, due 05/15/2009 .....................            626,306
               GTE Northwest, Inc.,
     500,000     6.30%, due 06/01/2010 .....................            485,085
               Household Financial Company,
     425,000     6.40%, due 06/17/2008 .....................            415,323
               J.P. Morgan Chase & Company,
     450,000     6.75%, due 02/01/2011 .....................            450,504
               Manitoba (Province of) Medium Term Notes,
     205,000     5.50%, due 10/01/2008 .....................            202,388

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    PAR
   VALUE       CORPORATE BONDS -- 17.3% (Continued)                     VALUE
--------------------------------------------------------------------------------
               Marsh & McClennan Companies, Inc.,
$    309,000     6.625%, due 06/15/2004 ....................       $    322,871
               May Department Stores Company,
     510,000     5.95%, due 11/01/2008 .....................            499,448
               Morgan Stanley Dean Witter & Company,
     350,000     6.75%, due 04/15/2011 .....................            351,565
               National City Corporation,
     575,000     7.20%, due 05/15/2005 .....................            606,499
               Norwest Financial, Inc.,
     615,000     5.375%, 09/30/2003 ........................            628,690
               Prologis Trust,
     225,000     7.00%, due 10/01/2003 .....................            230,893
               SBC Communciations, Inc. Medium Term Notes,
     400,000     6.875%, due 08/15/2006 ....................            422,292
               SBC Communciations, Inc.,
     435,000     6.625%, due 11/01/2009 ....................            445,527
               Pepsico, Inc.,
     375,000     4.50%, due 09/15/2004 .....................            374,288
               Pharmacia Corporation,
     250,000     5.75%, due 12/01/2005 .....................            253,913
               Sears Roebuck Acceptance Corporation,
     465,000     6.99%, due 09/30/2002 .....................            472,580
               SunTrust Banks, Inc.,
     300,000     6.00%, due 01/01/2028 .....................            295,659
               Union Camp Corporation,
     630,000     6.50%, due 11/15/2007 .....................            630,214
                                                                   ------------

               TOTAL CORPORATE BONDS (Cost $16,539,872) ....       $ 16,746,035
                                                                   ------------

================================================================================
   SHARES      MONEY MARKET -- 4.1%                                    VALUE
--------------------------------------------------------------------------------
   3,927,057   First American Treasury Obligation Fund -
                 Class S (Cost $3,927,057) .................       $  3,927,057
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE-- 99.1%
                 (Cost $81,126,569) ........................       $ 95,961,228

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.9%             862,983
                                                                   ------------

               NET ASSETS-- 100.0% .........................       $ 96,824,211
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2002
================================================================================
                                                                      MARKET
   SHARES      COMMON STOCKS -- 91.2%                                  VALUE
--------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY-- 10.6%
      26,100   Home Depot, Inc. ............................       $  1,268,721
      44,900   Mattel, Inc. ................................            935,716
      35,000   Target Corporation ..........................          1,509,200
      16,000   Wal-Mart Stores, Inc. .......................            980,640
      47,000   Walt Disney Company (The) ...................          1,084,760
                                                                   ------------
                                                                      5,779,037
                                                                   ------------

               CONSUMER STAPLES-- 7.4%
      40,000   Anheuser-Busch Companies, Inc. ..............          2,088,000
      14,000   Kimberly-Clark Corporation ..................            905,100
      35,800   SYSCO Corporation ...........................          1,067,556
                                                                   ------------
                                                                      4,060,656
                                                                   ------------

               ENERGY-- 4.6%
      19,600   Anadarko Petroleum Corporation ..............          1,106,224
      16,800   ChevronTexaco Corporation ...................          1,516,536
                                                                   ------------
                                                                      2,622,760
                                                                   ------------
               FINANCIAL-- 19.0%
      12,100   Bank of America Corporation .................            823,042
      20,000   Capital One Financial Corporation ...........          1,277,000
      45,000   Citigroup, Inc. .............................          2,228,400
      17,000   Fannie Mae ..................................          1,357,960
      18,500   H & R Block, Inc. ...........................            822,325
      34,200   Principal Financial Group, Inc.(a) ..........            865,260
      43,000   Prudential Financial, Inc.(a) ...............          1,335,150
      33,900   Wells Fargo & Company .......................          1,674,660
                                                                   ------------
                                                                     10,383,797
                                                                   ------------
               HEALTHCARE-- 14.4%
      28,000   Anthem, Inc.(a) .............................          1,611,960
      18,000   Johnson & Johnson ...........................          1,169,100
      12,200   Medtronic, Inc. .............................            551,562
      54,000   Pfizer, Inc. ................................          2,145,960
      22,800   Tenet Healthcare Corporation(a) .............          1,528,056
      13,500   Wyeth .......................................            886,275
                                                                   ------------
                                                                      7,892,913
                                                                   ------------
               INDUSTRIALS-- 16.7%
      10,200   Automatic Data Processing, Inc. .............            594,354
      82,000   Cendant Corporation(a) ......................          1,574,400
       9,000   First Data Corporation ......................            785,250
      13,500   General Dynamics Corporation ................          1,268,325
      45,700   General Electric Company ....................          1,711,465
      72,000   Norfolk Southern Corporation ................          1,723,680
      47,000   Tyco International Ltd. .....................          1,519,040
                                                                   ------------
                                                                      9,176,514
                                                                   ------------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                      MARKET
   SHARES      COMMON STOCKS -- 91.2% (Continued)                      VALUE
--------------------------------------------------------------------------------
               INFORMATION TECHNOLOGY-- 9.9%
      18,000   Affiliated Computer Services, Inc.(a) .......       $  1,010,340
      26,500   Cadence Design Systems, Inc.(a) .............            599,165
      31,000   Cisco Systems, Inc.(a) ......................            524,830
      16,600   Electronic Data Systems Corporation .........            962,634
      18,200   Intel Corporation ...........................            553,462
      29,000   Microsoft Corporation(a) ....................          1,748,990
                                                                   ------------
                                                                      5,399,421
                                                                   ------------

               MATERIALS-- 1.3%
      34,300   Pactiv Corporation(a) .......................            686,686
                                                                   ------------

               TELECOMMUNICATION SERVICES-- 4.5%
      23,400   BellSouth Corporation .......................            862,524
      24,900   Nokia Corporation - ADR .....................            516,426
      24,000   Verizon Communications, Inc. ................          1,095,600
                                                                   ------------
                                                                      2,474,550
                                                                   ------------
               UTILITIES-- 2.8%
      34,700   El Paso Energy Corporation ..................          1,527,841
                                                                   ------------

               TOTAL COMMON STOCKS-- 91.2% (Cost $39,943,880)      $ 50,004,175
                                                                   ------------

================================================================================
               MONEY MARKETS-- 9.0%
--------------------------------------------------------------------------------
   4,936,563   First American Treasury Obligation Fund -
                 Class S (Cost $4,936,563) .................       $  4,936,563
                                                                   ------------


               TOTAL INVESTMENTS AT VALUE-- 100.2%
                 (Cost $44,880,443) ........................       $ 54,940,738

               LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.2%)          (133,568)
                                                                   ------------

               NET ASSETS-- 100.0% .........................       $ 54,807,170
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2002
================================================================================
    PAR        VIRGINIA FIXED RATE REVENUE AND GENERAL
   VALUE       OBLIGATION (GO) BONDS-- 97.0%                           VALUE
--------------------------------------------------------------------------------
               Albermarle Co., Virginia, Industrial Dev.
                 Authority, Health Serv., Revenue,
$    800,000     2.25%, floating rate, due 10/01/2022 ......       $    800,000
               Arlington Co., Virginia, GO,
     990,000     5.40%, due 06/01/2014, prerefunded 06/01/2005        1,018,779
               Chesapeake Bay Bridge and Tunnel,
                 Commonwealth, Virginia, Revenue,
   1,000,000     5.70%, due 07/01/2008 .....................          1,085,960
               Chesapeake, Virginia, GO,
   1,000,000     5.50%, due 05/01/2011, prerefunded 05/01/2005        1,073,000
               Chesterfield Co., Virginia, GO,
      85,000     6.25%, due 07/15/2005 .....................             87,508
   1,000,000     4.75%, due 01/01/2013 .....................          1,009,460
               Fairfax Co., Virginia, GO,
     210,000     5.60%, due 05/01/2003 .....................            211,690
               Greater Richmond, Virginia, Convention Center
                 Authority, Revenue,
     550,000     5.50%, due 06/15/2008 .....................            580,399
               Hampton, Virginia, GO,
   1,000,000     5.50%, due 02/01/2012 .....................          1,078,750
               Hanover Co., Virginia, Industrial Dev.
                 Authority, Revenue,
   1,000,000     6.50%, due 08/15/2009 .....................          1,127,030
     165,000     6.25%, due 10/01/2011 .....................            168,881
   1,000,000     5.125%, due 07/15/2013 ....................          1,039,970
               Henrico Co., Virginia, Economic Dev.
                 Authority, Revenue,
   1,000,000     5.50%, due 11/01/2008 .....................          1,073,540
               Medical College of Virginia Hospitals
                 Authority, Revenue,
     700,000     5.00%, due 07/01/2013 .....................            713,223
               Newport News, Virginia, GO,
   1,000,000     5.625%, due 07/01/2014, prerefunded 07/01/2007       1,058,790
               Norfolk, Virginia, Industrial Dev.
                 Authority, Revenue,
   1,000,000     6.50%, due 11/01/2013, prerefunded 11/01/2006        1,077,730
               Norfolk, Virginia, GO,
     500,000     5.25%, due 06/01/2008, prerefunded 06/01/2005          522,035
     300,000     5.75%, due 06/01/2011 .....................            322,911
               Norfolk, Virginia, Water, Revenue,
   1,000,000     5.00%, due 11/01/2016 .....................          1,004,490
               Pamunkey, Virginia, Regional Jail Authority,
                 Jail Facility, Revenue,
   1,000,000     5.70%, due 01/01/2010 .....................          1,064,510
               Pocahontas Parkway Assoc., Virginia Toll
                 Road, Revenue,
     450,000     5.00%, due 08/15/2005 .....................            421,231
               Portsmouth, Virginia, GO,
     800,000     5.00%, due 08/01/2017 .....................            799,944
               Prince William Co., Virginia, Park Authority, Revenue,
     250,000     6.10%, due 10/15/2004 .....................            268,008
               Richmond, Virginia, GO,
   1,000,000     5.45%, due 01/15/2008 .....................          1,067,900
               Richmond, Virginia, Metropolitan Authority,
                 Expressway, Revenue,
     500,000     6.05%, due 07/15/2005 .....................            515,955
               Riverside, Virginia, Regional Jail Authority, Revenue,
     455,000     5.625%, due 07/01/2007 ....................            484,766

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    PAR        VIRGINIA FIXED RATE REVENUE AND GENERAL
   VALUE       OBLIGATION (GO) BONDS-- 97.0% (Continued)               VALUE
--------------------------------------------------------------------------------
               Roanoke, Virginia, GO,
$  1,000,000     5.00%, due 08/01/2009, prerefunded 08/01/2008     $  1,043,510
               Southeastern Public Service Authority,
                 Virginia, Revenue,
   1,000,000     5.00%, due 07/01/2015 .....................          1,017,410
               Suffolk, Virginia, GO,
   1,000,000     5.00%, due 12/01/2015, prerefunded 12/01/2009        1,013,290
     350,000     5.80%, due 06/01/2011 .....................            374,178
               University of Richmond, Revenue,
   1,000,000     5.25%, due 06/01/2012 .....................          1,054,020
               Upper Occoquan, Virginia, Sewer Authority, Revenue,
     700,000     5.00%, due 07/01/2015 .....................            701,813
               Virginia Beach, Virginia, GO,
   1,000,000     5.25%, due 08/01/2010 .....................          1,059,250
               Virginia College Building Authority, Educational
                 Facilities, Revenue,
   1,000,000     5.55%, due 11/01/2019 .....................          1,060,270
               Virginia Commonwealth Transportation Board, Revenue,
     850,000     7.25%, due 05/15/2020, prerefunded 05/15/2007          975,349
               Virginia Residential Authority, Revenue,
     500,000     5.50%, due 05/01/2017, prerefunded 05/01/2010          519,915
               Virginia State, GO,
   1,000,000     5.375%, due 06/01/2003 ....................          1,035,870
               Virginia State Housing Dev. Authority,
                 Commonwealth Mortgage, Revenue,
   1,000,000     6.05%, due 01/01/2013 .....................          1,047,280
               Virginia State Housing Dev. Authority,
                 Multi-Family, Revenue,
     150,000     6.60%, due 11/01/2012 .....................            156,618
     150,000     6.30%, due 11/01/2015 .....................            154,720
               Virginia State Public Building Authority, Revenue,
     900,000     6.00%, due 08/01/2003 .....................            919,125
               Virginia State Public School Authority, Revenue,
   1,000,000     5.25%, due 08/01/2009 .....................          1,061,150
                                                                   ------------

               TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
               OBLIGATION (GO) BONDS (Cost $32,193,638)            $ 32,870,228
                                                                   ------------

================================================================================
   SHARES      MONEY MARKET-- 1.7%
--------------------------------------------------------------------------------
     594,162   First American Tax Free Obligation Fund -
                 Class S (Cost $594,162) ...................       $    594,162
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE-- 98.7%
                 (Cost $32,787,800) ........................       $ 33,464,390

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.3%             431,752
                                                                   ------------

               NET ASSETS-- 100.0% .........................       $ 33,896,142
                                                                   ============

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2002
================================================================================
   SHARES      COMMON STOCKS -- 99.0%                                  VALUE
--------------------------------------------------------------------------------
               AUSTRALIA-- 1.7%
     119,699   BHP Billiton Ltd. ...........................       $    728,270
                                                                   ------------
               FINLAND-- 2.4%
      31,033   Nokia Oyj ...................................            655,983
      32,417   Stora Enso Oyj ..............................            410,069
                                                                   ------------
                                                                      1,066,052
                                                                   ------------
               FRANCE-- 15.8%
      12,152   Accor SA ....................................            487,665
      15,753   Aventis SA ..................................          1,088,439
       4,040   Compagnie De Saint-Gobain ...................            659,433
      34,365   European Aeronautic Defence and Space Company            484,477
      11,944   LVMH Moet Hennessy Louis Vuitton SA .........            608,525
       8,619   Sanofi-Synthelabo SA ........................            553,414
       8,890   Schneider Electric SA .......................            449,827
      21,460   Suez SA .....................................            606,958
       5,043   Total Fina Elf ..............................            778,714
      13,870   Valeo SA ....................................            615,899
      16,183   Vivendi Universal SA ........................            629,382
                                                                   ------------
                                                                      6,962,733
                                                                   ------------
               GERMANY-- 8.3%
       3,695   Allianz AG ..................................            873,573
       2,423   Muenchener Reuckversicherungs-Gesellschaft AG            602,440
       4,885   SAP AG ......................................            741,531
      14,552   Siemens AG ..................................            952,137
       9,170   Volkswagon AG ...............................            479,995
                                                                   ------------
                                                                      3,649,676
                                                                   ------------
               HONG KONG-- 3.7%
     187,500   China Mobile (Hong Kong) Ltd.(a) ............            579,342
      69,100   Hutchison Whampoa Ltd. ......................            609,070
      59,000   Sun Hung Kai Properties Ltd. ................            448,185
                                                                   ------------
                                                                      1,636,597
                                                                   ------------
               ITALY-- 3.7%
      61,094   ENI SpA .....................................            895,413
      87,876   Mediaset SpA ................................            755,131
                                                                   ------------
                                                                      1,650,544
                                                                   ------------
               JAPAN-- 21.5%
      69,000   Bridgestone Corporation .....................            937,111
      19,000   Cannon, Inc. ................................            705,323
      21,510   Kao Corporation .............................            400,873
      69,000   Matsushita Electric Industrial Company Ltd. .            841,317
       9,500   Murata Manufacturing Company Ltd. ...........            609,273
     195,000   Nissan Motor Company Ltd. ...................          1,409,514
      28,000   Nomura Holdings, Inc. .......................            363,165
       4,300   Orix Corporation ............................            322,496
       5,540   Rohm Company ................................            831,826
      91,000   Sharp Corporation ...........................          1,200,196

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES      COMMON STOCKS -- 99.0% (Continued)                      VALUE
--------------------------------------------------------------------------------
               JAPAN-- 21.5% (Continued)
      18,600   Shin-Etsu Chemical Company Ltd. .............       $    787,309
      14,900   Tokyo Electron Ltd. .........................          1,035,417
                                                                   ------------
                                                                      9,443,820
                                                                   ------------
               KOREA-- 5.1%
      12,367   Pohang Iron & Steel Company Ltd. - ADR ......            323,397
       1,688   Pohang Iron & Steel Company Ltd. ............            175,548
       3,662   Samsung Electronics Company Ltd - GDR .......            493,299
       2,975   Samsung Electronics Company Ltd .............            801,509
      18,692   SK Telecom Company Ltd - ADR ................            459,823
                                                                   ------------
                                                                      2,253,576
                                                                   ------------
               LUXEMBOURG-- 1.0%
      34,319   Arcelor NPV .................................            452,092
                                                                   ------------

               NETHERLANDS-- 10.1%
       6,590   Gucci Group NV - ADR ........................            609,707
      33,914   KPN NA ......................................            173,673
      34,686   Koninklijke KPN NV ..........................            177,627
      31,197   Philips Electronics NV ......................            951,753
      11,884   Unilever NV - CVA ...........................            682,188
      31,681   VNU NV ......................................          1,006,041
      39,027   Wolters Kluwer NV ...........................            817,132
                                                                   ------------
                                                                      4,418,121
                                                                   ------------
               SINGAPORE-- 0.2%
      13,000   United Overseas Bank Ltd. ...................            107,164
                                                                   ------------

               SPAIN-- 1.3%
      49,959   Telefonica SA(a) ............................            560,053
                                                                   ------------

               SWITZERLAND-- 3.6%
      22,892   Credit Suisse Group .........................            867,740
       9,083   Roche Holding AG(a) .........................            706,150
                                                                   ------------
                                                                      1,573,890
                                                                   ------------

               TAIWAN-- 2.4%
      22,351   Taiwan Semiconductor Manufacturing
                 Company Ltd - ADR(a) ......................            463,783
      55,643   United Microelectronics Corporation - ADR(a)             592,598
                                                                   ------------
                                                                      1,056,381
                                                                   ------------

               TURKEY-- 0.1%
       1,676   Turkcell Iletisim Hizmetleri AS - ADR(a) ....             27,235
                                                                   ------------

               UNITED KINGDOM-- 18.1%
      18,424   Astrazeneca PLC .............................            914,055
      48,955   BAA PLC .....................................            441,974
     229,260   Bae Systems PLC .............................          1,093,662
      33,311   British Sky Broadcasting Group PLC ..........            394,658
     197,881   BT Group PLC ................................            788,991
      18,305   GlaxoSmithKline PLC .........................            430,355
      52,597   HSBC Holdings PLC ...........................            608,173
      24,686   Imperial Tobacco PLC ........................            407,245

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES      COMMON STOCKS -- 99.0% (Continued)                      VALUE
--------------------------------------------------------------------------------
               UNITED KINGDOM-- 18.1%(Continued)
      94,963   Marks & Spencer Group PLC ...................       $    524,681
     152,039   Reed International PLC ......................          1,472,224
     491,358   Vodafone Group PLC ..........................            907,853
                                                                   ------------
                                                                      7,983,871
                                                                   ------------

               TOTAL COMMON STOCK (Cost $43,847,069)               $ 43,570,075

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.0%             451,826
                                                                   ------------

               NET ASSETS-- 100.0%                                 $ 44,021,901
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT CERTIFIED PUBLIC
ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 2002, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002 by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund as of March 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                     Tait, Weller & Baker

Philadelphia, Pennsylvania
April 26, 2002

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                           POSITION HELD                 LENGTH OF
TRUSTEE                       ADDRESS                            AGE       WITH THE TRUST                TIME SERVED
-----------------------------------------------------------------------------------------------------------------------------
*John T. Bruce                800 Main Street                    49        Chairman and Trustee          Since September 1988
                              Lynchburg, VA
-----------------------------------------------------------------------------------------------------------------------------
*Austin Brockenbrough III     1802 Bayberry Court                65        Trustee and Vice President    Since September 1988
                              Suite 400, Richmond, VA
-----------------------------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.     931 Broad Street Road              65        Trustee                       Since June 1991
                              Manakin-Sabot, VA
-----------------------------------------------------------------------------------------------------------------------------
J. Finley Lee                 200 Westminster Drive              62        Trustee                       Since September 1988
                              Chapel Hill, NC
-----------------------------------------------------------------------------------------------------------------------------
*Richard Mitchell             150 Government Street              52        Trustee                       Since June 1991
                              Mobile, AL
-----------------------------------------------------------------------------------------------------------------------------
Richard L. Morrill            G19 Boatright Library              62       Trustee                        Since March 1993
                              Richmond, VA
-----------------------------------------------------------------------------------------------------------------------------
Harris V. Morrissette         100 Jacintoport Boulevard          42       Trustee                        Since March 1993
                              Saraland, AL
-----------------------------------------------------------------------------------------------------------------------------
Erwin H. Will, Jr.            47 Willway Avenue                  69       Trustee                        Since July 1997
                              Richmond, VA
-----------------------------------------------------------------------------------------------------------------------------
Samuel B. Witt III            2300 Clarendon Boulevard           66        Trustee                       Since November 1988
                              Suite 407, Arlington, VA
-----------------------------------------------------------------------------------------------------------------------------
Charles M. Caravati III       1802 Bayberry Court                37        President, Jamestown          Since January 1996
                              Suite 400, Richmond, VA                      Balanced Fund, Equity
                                                                           Fund and International
                                                                           Equity Fund
-----------------------------------------------------------------------------------------------------------------------------
Beth Ann Gustafson            1802 Bayberry Court                44        President, Jamestown Tax      Since March 1995
                              Suite 400, Richmond, VA                      Exempt Virginia Fund
-----------------------------------------------------------------------------------------------------------------------------
Lawrence B. Whitlock, Jr.     1802 Bayberry Court, Suite 400     54        Vice President, Jamestown     Since February 2002
                              Richmond, VA                                 Balanced Fund and Equity
                                                                           Fund
-----------------------------------------------------------------------------------------------------------------------------
Connie R. Taylor              1802 Bayberry Court, Suite 400     52        Vice President, Jamestown     Since March 1993
                              Richmond, VA                                 Balanced Fund and Equity
                                                                           Fund
-----------------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey              135 Merchant Street, Suite 230     45        Vice President                Since November 2000
                              Cincinnati, OH
-----------------------------------------------------------------------------------------------------------------------------
Mark J. Seger                 135 Merchant Street, Suite 230     40        Treasurer                     Since November 2000
                              Cincinnati, OH
-----------------------------------------------------------------------------------------------------------------------------
John F. Splain                135 Merchant Street, Suite 230     45        Secretary                     Since November 2000
                              Cincinnati, OH
-----------------------------------------------------------------------------------------------------------------------------

*Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================
Each Trustee oversees ten portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Austin Brockenbrough III is President and Managing Director of the Adviser. He is a member of the Board of Directors of Tredegar Industries, Inc. (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager). In addition, he is a member of the Board of Trustees for the University of Richmond.

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina. In addition, he is a member of the Board of Trustees of the Albemarle Investment Trust (a registered investment company).

Richard Mitchell is a Principal of T. Leavell & Associates, Inc. (an investment advisory firm).

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Industries, Inc. and Albemarle Corporation (a manufacturer of polymers and chemicals).

Harris V. Morrissette is President of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is retired. Until December 31, 2001, he was the Managing Director of Equities of Virginia Retirement System.

Samuel B. Witt III is Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Charles M. Caravati III is a Managing Director of the Adviser.

Beth Ann Gustafson is Vice President and a Portfolio Manager of the Adviser.

Lawrence B. Whitlock, Jr. is a Managing Director of the Adviser.

Connie R. Taylor is an Administrator of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================
Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains made by the Funds during the year ended March 31, 2002. On March 28, 2002, the Jamestown Balanced Fund declared and paid a long-term capital gain distribution of $0.2341 per share. As required by federal regulations, shareholders will receive notification of their portion of the Fund's taxable gain distribution, if any, paid during the 2002 calendar year early in 2003.

In accordance with federal tax requirements, The Jamestown Tax Exempt Virginia Fund designates its respective dividends paid from net investment income during the year ended March 31, 2002 as "exempt-interest dividends."

                       THIS PAGE INTENTIONALLY LEFT BLANK

================================================================================

                     THE JAMESTOWN FUNDS

                     INVESTMENT ADVISER
                     Lowe, Brockenbrough & Company, Inc.
                     1802 Bayberry Court
                     Suite 400
                     Richmond, Virginia 23226
                     www.jamestownfunds.com

                     ADMINISTRATOR
                     Ultimus Fund Solutions, LLC
                     P.O. Box 46707
                     Cincinnati, Ohio 45246-0707
                     (Toll-Free) 1-866-738-1126

                     INDEPENDENT AUDITORS
                     Tait, Weller & Baker
                     Eight Penn Center Plaza, Suite 800
                     Philadelphia, Pennsylvania 19103

                     LEGAL COUNSEL
                     Sullivan & Worcester LLP
                     One Post Office Square
                     Boston, Massachusetts 02109

                     BOARD OF TRUSTEES
                     Austin Brockenbrough, III
                     John T. Bruce
                     Charles M. Caravati, Jr.
                     J. Finley Lee, Jr.
                     Richard Mitchell
                     Richard L. Morrill
                     Harris V. Morrissette
                     Erwin H. Will, Jr.
                     Samuel B. Witt, III

================================================================================

THE DAVENPORT EQUITY FUND

Investment Adviser                            ------------
Davenport & Company LLC                         DAVENPORT
One James Center                               EQUITY FUND
901 East Cary Street                          ------------
Richmond, Virginia 23219-4037

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707                               ANNUAL REPORT
Cincinnati, Ohio 45246-0707                  MARCH 31, 2002
1-800-281-3217

Custodian
Firstar Bank, N.A
425 Walnut Street
Cincinnati, Ohio 45202

Independent Auditors
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Board of Trustees
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III

Officers
Joseph L. Antrim III, President
Coleman Wortham III, Vice President
J. Lee Keiger III, Vice President
John P. Ackerly IV, Vice President

LETTER TO SHAREHOLDERS                                            March 31, 2002
================================================================================

Dear Fellow Shareholder:

After the robust recovery in the equity markets during the fourth quarter of 2001, first quarter performance for 2002 went nowhere. The S&P 500 eked out a gain of 0.3% and the Dow Jones 4.3%. Value was better than growth, small was better than big, and most everything was better than technology and telecommunications. The results for the Davenport Equity Fund* vs. the S&P 500 for the periods ended March 31, 2002 were:

               QTR           1 YR           3YR        SINCE INCEPTION (1/15/98)
                                        (annualized)          (annualized)
--------------------------------------------------------------------------------
  DAVPX       1.78%          2.89%         -0.49%                 4.25%
  S&P 500     0.26%          0.20%         -2.55%                 5.92%

Since hitting a peak in March 2000, technology and telecommunications stocks have declined 40%. In comparison, the best performing sectors during this market correction have been consumer staples and health care. Being under-weighted in technology and communications while maintaining a full position in healthcare, energy and consumer staples has aided our relative performance.

                       ARE THINGS BETTER THAN THEY SEEM?

Despite the prediction of many forecasters last fall, the economy did not go into a deep recession, the stock market did not go into a free fall, and the consumer continued to spend as much as ever. In fact:

o The S&P 500 is up 11% and the Dow Jones Industrial Average 18.7% in the last six months.

o    The economy is expected to have grown 5% in the first quarter.

o    Car and real estate sales continue to be robust.

Stock investors who stayed the course have enjoyed a mini bull market. So why are they not dancing in the streets? Perhaps there is an attitude of, now, where do we go? Many investors also tend to view performance of the market from its all time high as though it were a ratchet that goes up but not down. (Viewed in this way the S&P 500 is 24.8% off of its high, set 3/24/00 and the NASDAQ 63.4% off its high set 3/10/00). Of course, daily news reports of bankruptcy and accounting fraud are enough to dampen any soiree.

Negative company news and unrest in the Middle East have overshadowed better than expected economic news and a rebound in the stock market, proving forecasts wrong once again. Keep in mind however, our investment process is not based on predictions, but instead focuses on company fundamentals and the quality of management.

Banks, insurance, and credit card companies have grown to be a significant part of our portfolio and the market. In fact, finance now represents 18% of the S&P 500 making it the largest sector. While banks may tread water in the near term due to rising interest rates and credit concerns, we consider BB&T, Bank America, and Sun Trust to be core holdings.

As a result of acquisitions and management changes, we of course, review our holdings and initiate new positions. Recent purchases like Jefferson Pilot, primarily a life insurance company, have been on our radar for some time. The company has built a solid five-year track record of growing earnings at an annual rate of 13% and dividends at 9.5%. With an estimated $800 million in excess capital likely to be generated over the next two years, we believe the company will continue to pursue acquisitions, buy back stock and increase their dividend at a healthy clip. Jefferson Pilot's seasoned management and strong financial position seem like the investment antidote for today's uncertain environment and bodes well for long-term investors.

Despite the continued weakness in certain pharmaceutical companies, we remain optimistic about the long-term outlook for drug stocks. We are reminded that just two years ago Wall Street shunned Johnson and Johnson and American Home Products (now Wyeth) and has now done a flip-flop, favoring the two. If we did not already own a full weighting in pharmaceutical stocks we would consider adding to our positions since most are selling at historically low relative valuation levels and have above market dividend yields.

Another health care related stock of recent interest to us is Zimmer Holdings, the orthopedic business that was a spin off from Bristol-Myers. As a leader in hip and knee replacements, we believe the company can continue to grow earnings at a double-digit rate. While the stock is not particularly cheap, the company's growth in market share has been the fastest in the industry and their minimally
invasive   procedure  may  revolutionize  hip  replacement   surgery.

We have highlighted a few stocks and sectors that have been in the news and are of interest to us. It is important to remember that they are but a part of a well-diversified portfolio of approximately forty-five stocks.

                                THE CLOSING BELL

Six months ago investors had trouble envisioning a brighter tomorrow, yet the economy and stock market performed much better than most expected. Now investors are worried about future economic conditions and current valuation levels. Concerns about valuation are commonplace as the economy emerges from a recession and earnings are depressed.

We admit that we think valuation levels for some companies are full with little indication that a strong rebound in earnings is imminent. However, from a historical perspective, price to earnings ratios are approximately the same as they were when the economy was emerging from the recession in 1991. In addition, interest rates are lower today with the yield on a ten-year treasury at about 4.9% versus 6.7% in 1991.

Increased tensions in the Middle East, questionable accounting, and more dot-com blowups are also weighing on stocks. There is always something to worry about in the market, but worry, in moderation, is a good thing. It helps keep valuation levels in check and often gives us the opportunity to invest in quality companies at more reasonable levels.

                                        Sincerely,

                                        Davenport & Company LLC

If you have  questions or concerns,  please do not hesitate to give us a call at
(888) 285-1863.

*Performance is historical and not representative nor a guarantee of future results. The investment and principle value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE  INFORMATION
================================================================================

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DAVENPORT EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX


[GRAPHIC OMITTED]


    STANDARD & POOR'S 500 INDEX:                THE DAVENPORT EQUITY FUND

              QTRLY                                                    QTRLY
  DATE        RETURN      BALANCE             DATE        RETURN      BALANCE
-----------------------------------         ---------------------------------
01/15/98                   10,000           01/15/98                   10,000
03/31/98      16.25%       11,625           03/31/98      11.40%       11,140
06/30/98       3.30%       12,009           06/30/98       1.39%       11,295
09/30/98      -9.95%       10,814           09/30/98     -11.91%        9,950
12/31/98      21.30%       13,117           12/31/98      15.78%       11,520
03/31/99       4.98%       13,771           03/31/99       4.95%       12,090
06/30/99       7.05%       14,741           06/30/99       5.12%       12,709
09/30/99      -6.24%       13,821           09/30/99      -6.21%       11,920
12/31/99      14.88%       15,877           12/31/99      11.75%       13,320
03/31/00       2.29%       16,241           03/31/00       4.31%       13,894
06/30/00      -2.66%       15,810           06/30/00      -3.15%       13,457
09/30/00      -0.97%       15,657           09/30/00      -0.94%       13,330
12/31/00      -7.81%       14,434           12/31/00      -0.78%       13,226
03/31/01     -11.86%       12,722           03/31/01     -12.44%       11,580
06/30/01       5.85%       13,467           06/30/01       3.33%       11,966
09/30/01     -14.68%       11,490           09/30/01     -10.26%       10,738
12/31/01      10.69%       12,718           12/31/01       9.02%       11,707
03/31/02       0.27%       12,753           03/31/02       1.78%       11,915

----------------------------------------
|      THE DAVENPORT EQUITY FUND       |
|   AVERAGE ANNUAL TOTAL RETURNS (a)   |
|  (FOR PERIODS ENDED MARCH 31, 2002)  |
|      1 YEAR    SINCE INCEPTION*      |
|       2.89%         4.25%            |
----------------------------------------

Past performance is not predictive of future performance.

* Initial public offering of shares was January 15, 1998.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE DAVENPORT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002
================================================================================
ASSETS
 Investments in securities:
   At acquisition cost ........................................    $ 77,184,733
                                                                   ============

   At market value (Note 1) ...................................    $ 82,373,356
 Dividends receivable .........................................          49,747
 Receivable for securities sold ...............................          85,533
 Receivable for capital shares sold ...........................         112,413
 Other assets .................................................          12,286
                                                                   ------------
   TOTAL ASSETS ...............................................      82,633,335
                                                                   ------------

LIABILITIES
 Dividends payable ............................................           1,680
 Payable for capital shares redeemed ..........................          53,216
 Accrued investment advisory fees (Note 3) ....................          52,206
 Accrued administration fees (Note 3) .........................          11,100
                                                                   ------------
   TOTAL LIABILITIES ..........................................         118,202
                                                                   ------------

NET ASSETS ....................................................    $ 82,515,133
                                                                   ============


Net assets consist of:
Paid-in capital ...............................................    $ 79,373,192
Undistributed net investment income ...........................          22,499
Accumulated net realized losses from security transactions ....      (2,069,181)
Net unrealized appreciation on investments ....................       5,188,623
                                                                   ------------
Net assets ....................................................    $ 82,515,133
                                                                   ============


Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value) ..................       7,045,637
                                                                   ============


Net asset value, offering price and redemption
  price per share (Note 1) ....................................    $      11.71
                                                                   ============


See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2002
================================================================================
INVESTMENT INCOME
 Dividends ....................................................    $  1,036,294
                                                                   ------------
EXPENSES
 Investment advisory fees (Note 3) ............................         566,103
 Administration fees (Note 3) .................................         123,302
 Printing of shareholder reports ..............................          23,324
 Custodian fees ...............................................          13,939
 Professional fees ............................................          12,421
 Trustees' fees and expenses ..................................          12,296
 Registration fees ............................................          11,651
 Postage and supplies .........................................           7,416
 Other expenses ...............................................           1,216
                                                                   ------------
   TOTAL EXPENSES .............................................         771,668
                                                                   ------------

NET INVESTMENT INCOME .........................................         264,626
                                                                   ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
 Net realized losses from security transactions ...............      (1,914,754)
 Net change in unrealized appreciation/
  depreciation on investments .................................       3,753,826
                                                                   ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ..............       1,839,072
                                                                   ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ....................    $  2,103,698
                                                                   ============


See accompanying notes to financial statements.


THE DAVENPORT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
==================================================================================================
                                                                         YEAR          YEAR
                                                                         ENDED         ENDED
                                                                       MARCH 31,      MARCH 31,
                                                                         2002           2001
--------------------------------------------------------------------------------------------------
FROM OPERATIONS
 Net investment income ...................................         $    264,626    $    275,809
 Net realized gains (losses) from security transactions ..           (1,914,754)      1,142,334
 Net change in unrealized appreciation/depreciation
  on investments .........................................            3,753,826     (15,169,864)
                                                                   ------------    ------------
Net increase (decrease) in net assets from operations ....            2,103,698     (13,751,721)
                                                                   ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income ..............................             (254,233)       (263,703)
                                                                   ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold ...............................           17,832,797      18,052,379
 Net asset value of shares issued in reinvestment of
  distributions to shareholders ..........................              242,102         252,399
 Payments for shares redeemed ............................           (7,569,094)    (11,755,343)
                                                                   ------------    ------------
Net increase in net assets from capital share transactions           10,505,805       6,549,435
                                                                   ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..................           12,355,270      (7,465,989)

NET ASSETS
 Beginning of year .......................................           70,159,863      77,625,852
                                                                   ------------    ------------
 End of year .............................................         $ 82,515,133    $ 70,159,863
                                                                   ============    ============

UNDISTRIBUTED NET INVESTMENT INCOME ......................         $     22,499    $     12,106
                                                                   ============    ============

CAPITAL SHARE ACTIVITY
 Sold ....................................................            1,535,017       1,380,965
 Reinvested ..............................................               21,342          20,186
 Redeemed ................................................             (654,348)       (903,057)
                                                                   ------------    ------------
 Net increase in shares outstanding ......................              902,011         498,094
 Shares outstanding at beginning of year .................            6,143,626       5,645,532
                                                                   ------------    ------------
 Shares outstanding at end of year .......................            7,045,637       6,143,626
                                                                   ============    ============


See accompanying notes to financial statements.



THE DAVENPORT EQUITY FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================================
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------------
                                                   YEAR           YEAR          YEAR            YEAR          PERIOD
                                                   ENDED          ENDED         ENDED           ENDED         ENDED
                                                 MARCH 31,      MARCH 31,      MARCH 31,       MARCH 31,      MARCH 31,
                                                   2002           2001          2000            1999          1998(a)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ....   $    11.42     $    13.75     $    12.01     $    11.14     $    10.00
                                              ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
 Net investment income ....................         0.04           0.05           0.04           0.06           0.01
 Net realized and unrealized gains (losses)
  on investments ..........................         0.29          (2.34)          1.75           0.88           1.13
                                              ----------     ----------     ----------     ----------     ----------
Total from investment operations ..........         0.33          (2.29)          1.79           0.94           1.14
                                              ----------     ----------     ----------     ----------     ----------

Less distributions:
 Dividends from net investment income .....        (0.04)         (0.04)         (0.05)         (0.06)          --
 Distributions from net realized gains ....         --             --             --            (0.01)          --
                                              ----------     ----------     ----------     ----------     ----------
Total distributions .......................        (0.04)         (0.04)         (0.05)         (0.07)          --
                                              ----------     ----------     ----------     ----------     ----------

Net asset value at end of period ..........   $    11.71     $    11.42     $    13.75     $    12.01     $    11.14
                                              ==========     ==========     ==========     ==========     ==========

Total return ..............................         2.89%        (16.65%)        14.93%          8.53%         11.40%(d)
                                              ==========     ==========     ==========     ==========     ==========

Net assets at end of period (000's) .......   $   82,515     $   70,160     $   77,626     $   56,358     $   24,694
                                              ==========     ==========     ==========     ==========     ==========

Ratio of net expenses to average net
  assets(b) ...............................         1.02%          1.00%          1.01%          1.14%          1.15%(c)

Ratio of net investment income to
  average net assets ......................         0.35%          0.36%          0.35%          0.64%          0.76%(c)

Portfolio turnover rate ...................           13%            25%            17%            15%            17%(c)



(a) Represents the period from the commencement of operations (January 15, 1998) through March 31, 1998.
(b) Absent  investment  advisory  fees  waived and  expenses  reimbursed  by the Adviser,  the ratio of expenses to average net assets  would have been  2.13%(c) for the period ended March 31, 1998.
(c) Annualized.
(d) Not annualized.


See accompanying notes to financial statements.


THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2002
================================================================================
                                                                        MARKET
    SHARES       COMMON STOCKS -- 95.7%                                 VALUE
--------------------------------------------------------------------------------

                 CONSUMER DISCRETIONARY - 7.5%
    45,896       AOL Time Warner, Inc. (a)                            $1,085,440
    64,775       Circuit City Stores - Circuit City Group              1,168,541
    50,349       Fox Entertainment Group, Inc. (a)                     1,190,754
   101,629       Liberty Media Corporation (a)                         1,284,591
    64,217       Walt Disney Company (The)                             1,482,128
                                                                      ----------
                                                                       6,211,454
                                                                      ----------
                 CONSUMER STAPLES-- 12.1%
    58,466       Anheuser-Busch Companies, Inc. ................       3,051,925
    19,622       Coca-Cola Company .............................       1,025,446
   102,239       SYSCO Corporation .............................       3,048,767
    71,509       Walgreen Company ..............................       2,802,438
                                                                   -------------
                                                                       9,928,576
                                                                   -------------
                 ENERGY-- 10.2%
    19,910       BP Amoco PLC - ADR ............................       1,057,221
    14,738       ChevronTexaco Corporation .....................       1,330,399
    45,345       Conoco, Inc. - Class B ........................       1,323,167
    39,245       Exxon Mobil Corporation .......................       1,720,108
    18,838       Murphy Oil Corporation ........................       1,808,448
    19,622       Schlumberger Limited ..........................       1,154,166
                                                                   -------------
                                                                       8,393,509
                                                                   -------------
                 FINANCIALS-- 20.8%
    53,774       American Express Company ......................       2,202,583
    29,970       American International Group, Inc. ............       2,162,036
    21,578       Bank of America Corporation ...................       1,467,735
    43,245       BB&T Corporation ..............................       1,648,067
       524       Berkshire Hathaway, Inc. - Class B (a) ........       1,241,356
    33,429       Capital One Financial Corporation .............       2,134,442
    26,500       Jefferson-Pilot Corporation ...................       1,327,120
    10,647       Markel Corporation (a) ........................       2,166,771
     7,000       S&P 500 Depositary Receipt ....................         802,340
    29,898       SunTrust Banks, Inc. ..........................       1,995,093
                                                                   -------------
                                                                      17,147,543
                                                                   -------------
                 HEALTHCARE-- 16.5%
    40,050       Amgen, Inc. (a) ...............................       2,390,184
    39,488       Bristol-Myers Squibb Company ..................       1,598,869
    39,129       Johnson & Johnson .............................       2,541,429
    26,058       Merck & Company, Inc. .........................       1,500,420
    43,615       Schering-Plough Corporation ...................       1,365,149
    17,639       Trigon Healthcare, Inc.(a) ....................       1,302,111
    32,264       Wyeth .........................................       2,118,132
    23,591       Zimmer Holdings, Inc.(a) ......................         803,274
                                                                   -------------
                                                                      13,619,568
                                                                   -------------

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                        MARKET
    SHARES       COMMON STOCKS -- 95.7% (Continued)                     VALUE
--------------------------------------------------------------------------------
                 INDUSTRIALS-- 12.2%
    25,627       Avery Dennison Corporation ....................   $   1,564,016
    25,517       Emerson Electric Company ......................       1,464,420
    23,462       General Dynamics Corporation ..................       2,204,255
    35,234       General Electric Company ......................       1,319,513
    14,258       Northrop Grumman Corporation ..................       1,611,867
   102,157       Tredegar Corporation, Inc. ....................       1,910,336
                                                                   -------------
                                                                      10,074,407
                                                                   -------------
                 INFORMATION TECHNOLOGY-- 8.0%
    49,006       Cisco Systems, Inc. (a) .......................         829,672
    25,406       EMC Corporation (a) ...........................         302,840
    40,807       Hewlett-Packard Company .......................         732,078
    43,142       Intel Corporation .............................       1,311,948
    13,238       International Business Machines Corporation ...       1,376,752
    23,280       Microsoft Corporation (a) .....................       1,404,017
    74,144       Sun Microsystems, Inc. (a) ....................         653,950
                                                                   -------------
                                                                       6,611,257
                                                                   -------------

                 MATERIALS-- ...................................            4.5%
    48,006       Alcoa, Inc. ...................................       1,811,746
    34,080       Dow Chemical Company (The) ....................       1,115,098
    46,239       Massey Energy Company .........................         781,439
                                                                   -------------
                                                                       3,708,283
                                                                   -------------
                 TELECOMMUNICATIONS SERVICES-- 1.7%
    38,066       SBC Communications, Inc. ......................       1,425,191
                                                                   -------------

                 UTILITIES-- 2.2%
    28,428       Dominion Resources, Inc. ......................       1,852,368
                                                                   -------------

                 TOTAL COMMON STOCKS-- 95.7%
                   (Cost $73,783,533)...........................   $  78,972,156
                                                                   -------------

================================================================================
                                                                       MARKET
    SHARES       MONEY MARKETS -- 4.1%                                 VALUE
--------------------------------------------------------------------------------

  3,401,200      First American Treasury Obligation Fund -
                   Class S (Cost $3,401,200)....................   $   3,401,200
                                                                   -------------

                 TOTAL INVESTMENTS AT VALUE-- 99.8%
                  (Cost $77,184,733)............................   $  82,373,356

                 OTHER ASSETS IN EXCESS OF
                  LIABILITIES-- 0.2%............................         141,777
                                                                   -------------

                 NET ASSETS-- 100.0%............................   $  82,515,133
                                                                   =============

(a)  Non-income producing security.
See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2002
================================================================================
1.  SIGNIFICANT ACCOUNTING POLICIES
The Davenport Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 15, 1998.

The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- The Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. There were no differences between the book basis and tax basis of distributable earnings as of March 31, 2002 and distributions for the years ended March 31, 2002 and 2001.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

THE DAVENPORT  EQUITY FUND
NOTES TO FINANCIAL  STATEMENTS  (CONTINUED)
================================================================================
In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of investment securities of $77,184,733 as of March 31, 2002:

--------------------------------------------------------------------------------
Gross unrealized appreciation...................................  $  13,695,778
Gross unrealized depreciation...................................     (8,507,155)
                                                                  -------------
Net unrealized appreciation.....................................  $   5,188,623
                                                                  =============
--------------------------------------------------------------------------------

As of March 31, 2002, the Fund had capital loss carryforwards for federal income tax purposes of $2,030,329, which expires on March 31, 2010. In addition, the Fund had net realized capital losses of $38,852 during the period November 1, 2001 through March 31, 2002, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2003. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

2. INVESTMENT TRANSACTIONS
During the year ended March 31, 2002, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $19,780,942 and $9,779,846, respectively.

3. TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Davenport & Company LLC (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. Certain officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of .15% on its average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million, plus an annual shareholder record keeping fee of $10 per account per the number of accounts in excess of 1,000. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of the Fund's shares and an affiliate of Ultimus.

REPORT OF INDEPENDENT CERTIFIED
PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statement of assets and liabilities of The Davenport Equity Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period January 15, 1998 (commencement of operations) to March 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Davenport Equity Fund as of March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period January 15, 1998 to March 31, 1998, in conformity with accounting principles generally accepted in the United States of America.

                                                 Tait, Weller & Baker
Philadelphia, Pennsylvania
April 26, 2002

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                                                        POSITION HELD                LENGTH OF
       TRUSTEE                         ADDRESS                                   AGE    WITH THE TRUST              TIME SERVED
------------------------------------------------------------------------------------------------------------------------------------
*John T. Bruce             800 Main Street, Lynchburg, VA                         49    Chairman and Trustee    Since September 1988
*Austin Brockenbrough III  1802 Bayberry Court, Suite 400, Richmond, VA           65    Trustee                 Since September 1988
*Charles M. Caravati, Jr.  931 Broad Street Road, Manakin-Sabot, VA               65    Trustee                 Since June 1991
  J. Finley Lee            105 Gristmill Lane, Chapel Hill, NC                    62    Trustee                 Since September 1988
*Richard Mitchell          150 Government Street, Mobile, AL                      52    Trustee                 Since June 1991
  Richard L. Morrill       G19 Boatright Library, Richmond, VA                    62    Trustee                 Since March 1993
  Harris V. Morrissette    100 Jacintopport Boulevard, Saraland, AL               42    Trustee                 Since March 1993
  Erwin H. Will, Jr.       1200 East Main Street, Richmond, VA                    69    Trustee                 Since July 1997
  Samuel B. Witt III       2300 Clarendon Boulevard, Suite 407, Arlington, VA     66    Trustee                 Since November 1988
  Joseph L. Antrim III     One James Center, 901 E. Cary Street, Richmond, VA     56    President               Since November 1997
  John P. Ackerly IV       One James Center, 901 E. Cary Street, Richmond, VA     38    Vice President          Since November 1997
  J. Lee Keiger III        One James Center, 901 E. Cary Street, Richmond, VA     47    Vice President          Since November 1997
  Coleman Wortham III      One James Center, 901 E. Cary Street, Richmond, VA     56    Vice President          Since November 1997
  Robert G. Dorsey         135 Merchant Street, Suite 230, Cincinnati, OH         45    Vice President          Since November 2000
  Mark J. Seger            135 Merchant Street, Suite 230, Cincinnati, OH         40    Treasurer               Since November 2000
  John F. Splain           135 Merchant Street, Suite 230, Cincinnati, OH         45    Secretary               Since November 2000

*Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

Each Trustee oversees ten portfolios of the Trust, including the Fund. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Industries, Inc. (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager). In addition, he is a member of the Board of Trustees for the University of Richmond.

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina. In addition, he is a member of the Board of Trustees of the Albemarle Investment Trust (a registered investment company).

Richard Mitchell is a Principal of T. Leavell & Associates, Inc. (an investment advisory firm).

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Industries, Inc.

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================
Harris V. Morrissette is President of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of South Alabama Bancorporation, Inc. and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will,  Jr. is Managing  Director  of  Equities  of Virginia  Retirement
System.

Samuel B. Witt III is Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Joseph L. Antrim III is Executive Vice President of the Adviser.

John P. Ackerly IV is Vice President and Portfolio Manager of the Adviser.

J. Lee Keiger III is First Vice President and Chief Financial Officer of the Adviser.

Coleman Wortham III is President and Chief Executive Officer of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

                       THIS PAGE INTENTIONALLY LEFT BLANK

================================================================================

                               [GRAPHIC OMITTED]


                                      THE

                            FLIPPIN, BRUCE & PORTER

                                     FUNDS

                         ------------------------------
                           FBP CONTRARIAN EQUITY FUND
                          FBP CONTRARIAN BALANCED FUND



                                  ANNUAL REPORT
                                 MARCH 31, 2002



                                 NO-LOAD FUNDS


================================================================================

LETTER TO SHAREHOLDERS                                              May 23, 2002
================================================================================
We are pleased to report on the progress of your Fund and its investments for the fiscal year ending March 31, 2002. The following table displays the annualized total return (capital change plus income) of the Funds for the most recent year and longer time periods.


                                      1 Year          5 Year         10 Year
                                      ------          ------         -------
   FBP Contrarian Equity Fund          9.19%          10.62%          13.31%*
   FBP Contrarian Balanced Fund        7.73%           9.95%          11.20%

* Represents the period from the initial public offering of shares (July 30, 1993) to March 31, 2002.

REVIEW  AND  OUTLOOK

The past year has been most difficult for us all. Not only has the economy struggled to recover from a recession, but also we have had to deal with the tragic events of September 11 and the resulting war on terrorism. The Enron/Arthur Andersen accounting scandal and its fallout have brought a new level of worry to the market. Additionally, the escalation of conflict in the Middle East has added additional risk to the marketplace. However, the broad market has absorbed these events and actually done quite well. Excluding such sectors as technology and telecommunication, stocks in general have moved higher over the past year as the market is reflecting a belief that the economy is recovering and that corporate profits will be moving higher as we enter the second half of 2002 and look into next year.

The positive returns produced by the Flippin, Bruce and Porter Funds over the past year compare favorably with the S&P 500's return of .24%. As we expected a year ago, stocks of companies whose earnings were cyclically exposed to the economy did well. Your Funds were helped in particular by investments in the Consumer Discretionary, Industrial and Financial sectors. Consumer Staples also aided performance, primarily due to SUPERVALU, Inc., a food distributor and retailer whose stock was our strongest performer last year. Telecommunications was our worst performing sector just as it was for the S&P 500.

We continue to believe that the equity market will trade at higher levels as the year progresses, albeit with continued volatility. The efforts by corporations to reduce costs should leverage earning potential as the economy recovers. Accounting concerns should subside as management and boards of directors respond to SEC and investor complaints by improving disclosure as well as conflict of interest policies. Low interest rates continue to be a positive for the economy. Rates may begin to rise later this year, but we believe this change will be viewed as an appropriate response to a healthier economy rather than the desire of the Federal Reserve to slow the economy. As economic improvement becomes more visible and some of today's concerns fade, we anticipate improved investor expectations. This combined with ample cash reserves on the sidelines will work to improve the financial markets. Further escalation of the conflict in the Middle East and the continued war on terrorism are risks to the outlook, but we believe that it is imprudent to alter long-term investment strategies based on such unpredictable situations.

As we look forward over the next several years, we believe that equity returns will not match those of the past ten to fifteen years. With the current level of interest rates and stock market valuation, future appreciation potential for stocks should be more modest, but will still be attractive compared to returns on cash and bonds. We believe diversification, combined with good security selection will be required to be successful in the future. Our value/contrarian approach that focuses on researching and investing in companies that are out of favor, has served us well historically and we believe will continue to do so as we move forward.

COMPARATIVE CHARTS
Performance for each Fund is compared on the next page to the most appropriate broad-based index, the S&P 500, an unmanaged index of 500 large common stocks. Over time, this index has outpaced the FBP Contrarian Balanced Fund which maintains at least 25% in bonds. Balanced funds have the growth potential to outpace inflation, but they will typically lag a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

As always, we thank you for your continued confidence and investment in The Flippin, Bruce & Porter Funds.

/s/ John T. Bruce

John T. Bruce, CFA
Vice President-Portfolio Manager

                               [GRAPHIC OMITTED]

                           FBP CONTRARIAN EQUITY FUND

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP CONTRARIAN
  EQUITY FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


    STANDARD & POOR'S 500 INDEX:                FBP CONTRARIAN EQUITY FUND:
    ----------------------------                ---------------------------

              QTRLY                                       QTRLY
 DATE         RETURN      BALANCE             DATE        RETURN      BALANCE
 ----         ------      -------             ----        ------      -------
07/31/93                   10,000           07/31/93                   10,000
09/30/93       2.99%       10,299           09/30/93       3.05%       10,305
12/31/93       2.32%       10,538           12/31/93       1.99%       10,510
03/31/94      -3.79%       10,139           03/31/94      -1.92%       10,308
06/30/94       0.42%       10,181           06/30/94       0.69%       10,379
09/30/94       4.88%       10,678           09/30/94       7.34%       11,141
12/31/94      -0.02%       10,676           12/31/94      -1.30%       10,996
03/31/95       9.74%       11,716           03/31/95       6.42%       11,702
06/30/95       9.55%       12,834           06/30/95       9.37%       12,798
09/30/95       7.95%       13,854           09/30/95       8.53%       13,890
12/31/95       6.02%       14,688           12/31/95       3.24%       14,340
03/31/96       5.37%       15,477           03/31/96       5.71%       15,158
06/30/96       4.49%       16,171           06/30/96       4.54%       15,846
09/30/96       3.09%       16,671           09/30/96       2.42%       16,229
12/31/96       8.34%       18,061           12/31/96       8.47%       17,604
03/31/97       2.68%       18,545           03/31/97       1.30%       17,833
06/30/97      17.46%       21,783           06/30/97      13.93%       20,318
09/30/97       7.49%       23,414           09/30/97       9.47%       22,241
12/31/97       2.87%       24,086           12/31/97      -0.73%       22,079
03/31/98      13.95%       27,446           03/31/98      12.19%       24,770
06/30/98       3.30%       28,353           06/30/98      -0.35%       24,684
09/30/98      -9.95%       25,532           09/30/98     -15.36%       20,893
12/31/98      21.30%       30,970           12/31/98      24.61%       26,035
03/31/99       4.98%       32,513           03/31/99       2.51%       26,688
06/30/99       7.05%       34,805           06/30/99      13.47%       30,283
09/30/99      -6.24%       32,631           09/30/99     -13.16%       26,296
12/31/99      14.88%       37,487           12/31/99       2.69%       27,005
03/31/00       2.29%       38,346           03/31/00      -6.51%       25,246
06/30/00      -2.66%       37,328           06/30/00      -3.59%       24,339
09/30/00      -0.97%       36,966           09/30/00       4.01%       25,313
12/31/00      -7.81%       34,079           12/31/00       4.64%       26,487
03/31/01     -11.86%       30,037           03/31/01       2.15%       27,057
06/30/01       5.85%       31,795           06/30/01       7.42%       29,064
09/30/01     -14.68%       27,128           09/30/01     -12.12%       25,541
12/31/01      10.69%       30,026           12/31/01      15.51%       29,502
03/31/02       0.27%       30,109           03/31/02       0.14%       29,543

     CONSUMER PRICE INDEX:
     ---------------------

              QTRLY
 DATE         RETURN       BALANCE
 ----         ------       -------
07/31/93                   10,000
09/30/93       0.40%       10,040
12/31/93       0.70%       10,110
03/31/94       0.50%       10,161
06/30/94       0.60%       10,222
09/30/94       0.90%       10,314
12/31/94       0.60%       10,376
03/31/95       0.80%       10,460
06/30/95       0.90%       10,554
09/30/95       0.40%       10,596
12/31/95       0.50%       10,649   ----------------------------------------
03/31/96       0.80%       10,735   |      FBP CONTRARIAN EQUITY FUND      |
06/30/96       1.10%       10,853   |   AVERAGE ANNUAL TOTAL RETURNS (a)   |
09/30/96       0.44%       10,901   |  (FOR PERIODS ENDED MARCH 31, 2002)  |
12/31/96       0.82%       10,991   |  1 YEAR   5 YEARS  SINCE INCEPTION*  |
03/31/97       0.70%       11,068   |   9.19%    10.62%      13.31%        |
06/30/97       0.19%       11,088   ----------------------------------------
09/30/97       0.44%       11,137   Past performance is not predictive of future
12/31/97       0.62%       11,206   performance.
03/31/98       0.12%       11,220
06/30/98       0.56%       11,282
09/30/98       0.42%       11,330
12/31/98       0.42%       11,378
03/31/99       0.24%       11,405
06/30/99       0.91%       11,509
09/30/99       0.54%       11,571
12/31/99       0.78%       11,662
03/31/00       0.95%       11,772
06/30/00       1.00%       11,890
09/30/00       0.76%       11,980
12/31/00       0.75%       12,070
03/31/01       0.98%       12,189
06/30/01       1.08%       12,320
09/30/01      -0.11%       12,307
12/31/01      -0.06%       12,299
03/31/02       0.23%       12,328


             *Initial public offering of shares was July 30, 1993.


                          FBP CONTRARIAN BALANCED FUND

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP CONTRARIAN
 BALANCED FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


     STANDARD & POOR'S 500 INDEX:              FBP CONTRARIAN BALANCED FUND:
     ----------------------------              -----------------------------

               QTRLY                                                   QTRLY
  DATE        RETURN      BALANCE             DATE        RETURN      BALANCE
  ----        ------      -------             ----        ------      -------
03/31/92                   10,000           03/31/92                   10,000
06/30/92       1.90%       10,190           06/30/92       1.80%       10,180
09/30/92       3.15%       10,511           09/30/92       0.89%       10,271
12/31/92       5.03%       11,040           12/31/92       5.82%       10,869
03/31/93       4.36%       11,521           03/31/93       3.75%       11,276
06/30/93       0.48%       11,576           06/30/93       0.74%       11,360
09/30/93       2.58%       11,875           09/30/93       4.13%       11,829
12/31/93       2.32%       12,150           12/31/93       1.04%       11,952
03/31/94      -3.79%       11,690           03/31/94      -2.00%       11,713
06/30/94       0.42%       11,739           06/30/94       0.12%       11,728
09/30/94       4.88%       12,312           09/30/94       4.83%       12,294
12/31/94      -0.02%       12,309           12/31/94      -0.97%       12,175
03/31/95       9.74%       13,508           03/31/95       6.35%       12,948
06/30/95       9.55%       14,798           06/30/95       7.70%       13,944
09/30/95       7.95%       15,974           09/30/95       6.43%       14,841
12/31/95       6.02%       16,936           12/31/95       3.10%       15,301
03/31/96       5.37%       17,845           03/31/96       3.96%       15,908
06/30/96       4.49%       18,646           06/30/96       3.40%       16,448
09/30/96       3.09%       19,222           09/30/96       1.70%       16,728
12/31/96       8.34%       20,824           12/31/96       6.62%       17,835
03/31/97       2.68%       21,383           03/31/97       0.92%       17,999
06/30/97      17.46%       25,116           06/30/97      11.41%       20,052
09/30/97       7.49%       26,997           09/30/97       7.62%       21,580
12/31/97       2.87%       27,772           12/31/97      -0.30%       21,515
03/31/98      13.95%       31,646           03/31/98       8.94%       23,438
06/30/98       3.30%       32,691           06/30/98       0.90%       23,650
09/30/98      -9.95%       29,439           09/30/98     -10.04%       21,276
12/31/98      21.30%       35,709           12/31/98      16.44%       24,772
03/31/99       4.98%       37,488           03/31/99       2.88%       25,486
06/30/99       7.05%       40,131           06/30/99       8.78%       27,723
09/30/99      -6.24%       37,625           09/30/99      -9.14%       25,191
12/31/99      14.88%       43,223           12/31/99       3.57%       26,089
03/31/00       2.29%       44,214           03/31/00      -4.14%       25,009
06/30/00      -2.66%       43,040           06/30/00      -3.07%       24,242
09/30/00      -0.97%       42,623           09/30/00       4.03%       25,219
12/31/00      -7.81%       39,294           12/31/00       4.54%       26,364
03/31/01     -11.86%       34,633           03/31/01       1.82%       26,844
06/30/01       5.85%       36,660           06/30/01       5.04%       28,197
09/30/01     -14.68%       31,279           09/30/01      -6.91%       26,250
12/31/01      10.69%       34,621           12/31/01      10.40%       28,980
03/31/02       0.27%       34,716           03/31/02      -0.21%       28,919


     CONSUMER PRICE INDEX:
     ---------------------

               QTRLY
 DATE          RETURN      BALANCE
 ----          ------      -------
03/31/92                   10,000
06/30/92       0.80%       10,080
09/30/92       0.70%       10,151
12/31/92       0.80%       10,232
03/31/93       0.90%       10,325
06/30/93       0.60%       10,387
09/30/93       0.40%       10,428
12/31/93       0.70%       10,501
03/31/94       0.50%       10,554
06/30/94       0.60%       10,617   ----------------------------------------
09/30/94       0.90%       10,713   |     FBP CONTRARIAN BALANCED FUND     |
12/31/94       0.60%       10,777   |   AVERAGE ANNUAL TOTAL RETURNS (a)   |
03/31/95       0.80%       10,864   |  (FOR PERIODS ENDED MARCH 31, 2002)  |
06/30/95       0.90%       10,962   |    1 YEAR    5 YEARS    10 YEARS     |
09/30/95       0.40%       11,006   |     7.73%      9.95%     11.20%      |
12/31/95       0.50%       11,061   ----------------------------------------
03/31/96       0.80%       11,150   Past performance is not predictive of future
06/30/96       1.10%       11,273   performance.
09/30/96       0.44%       11,322
12/31/96       0.82%       11,415
03/31/97       0.70%       11,495
06/30/97       0.19%       11,517
09/30/97       0.44%       11,567
12/31/97       0.62%       11,639
03/31/98       0.12%       11,653
06/30/98       0.56%       11,718
09/30/98       0.42%       11,768
12/31/98       0.42%       11,817
03/31/99       0.24%       11,845
06/30/99       0.91%       11,953
09/30/99       0.54%       12,018
12/31/99       0.78%       12,112
03/31/00       0.95%       12,227
06/30/00       1.00%       12,349
09/30/00       0.76%       12,443
12/31/00       0.75%       12,536
03/31/01       0.98%       12,659
06/30/01       1.08%       12,796
09/30/01      -0.11%       12,782
12/31/01      -0.06%       12,774
03/31/02       0.23%       12,803


(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2002
================================================================================
    SHARES       COMMON STOCKS -- 95.8%                                  VALUE
--------------------------------------------------------------------------------
                 CONSUMER DISCRETIONARY -- 14.8%
    15,000       Applebee's International, Inc. ................      $  544,500
     4,000       CBRL Group, Inc. ..............................         113,880
    60,000       Circuit City Stores - Circuit City Group(b) ...       1,082,400
    13,000       Dana Corporation ..............................         279,110
    92,000       Dillard's, Inc. ...............................       2,195,120
    20,000       Eastman Kodak Company .........................         623,400
    44,000       May Department Stores Company .................       1,533,400
    25,400       Wal-Mart Stores, Inc. .........................       1,556,766
    18,000       Whirlpool Corporation(b) ......................       1,359,900
                                                                     -----------
                                                                       9,288,476
                                                                     -----------
                 CONSUMER STAPLES-- 6.4%
    59,850       Archer-Daniels-Midland Company ................         833,711
    33,000       Philip Morris Companies .......................       1,738,110
    55,000       SuperValu, Inc. ...............................       1,419,000
                                                                     -----------
                                                                       3,990,821
                                                                     -----------
                 ENERGY-- 5.4%
    19,000       Kerr-McGee Corporation ........................       1,194,150
    58,000       Marathon Oil Corporation ......................       1,670,400
     9,000       Schlumberger Limited ..........................         529,380
                                                                     -----------
                                                                       3,393,930
                                                                     -----------

                 FINANCIALS-- 22.8%
    21,000       American Express Company ......................         860,160
    30,000       Bank of America Corporation ...................       2,040,600
    32,000       Bank One Corporation ..........................       1,336,960
    30,000       Citigroup, Inc. ...............................       1,485,600
    14,000       Freddie Mac ...................................         887,180
    40,000       J.P. Morgan Chase & Company ...................       1,426,000
    37,000       Saint Paul Companies, Inc. ....................       1,696,450
    60,000       Unumprovident Corporation .....................       1,675,800
    11,000       USA Education, Inc.(b) ........................       1,075,800
    50,000       Wachovia Corporation ..........................       1,854,000
                                                                     -----------
                                                                      14,338,550
                                                                     -----------
                 HEALTH CARE-- 6.2%
    31,000       Bristol-Myers Squibb Company ..................       1,255,190
    28,000       Johnson & Johnson(b) ..........................       1,818,600
    14,500       Merck & Company, Inc. .........................         834,910
                                                                     -----------
                                                                       3,908,700
                                                                     -----------
                 INDUSTRIALS-- 14.8%
   110,000       Cendant Corporation(a) ........................       2,112,000
    23,000       FedEx Corporation(a) ..........................       1,336,300
    24,900       General Electric Company ......................         932,505
    40,000       Trinity Industries, Inc. ......................         972,400
    49,000       Tyco International, Limited ...................       1,583,680
    22,000       Union Pacific Corporation .....................       1,367,080
    35,000       Waste Management, Inc. ........................         953,750
                                                                     -----------
                                                                       9,257,715
                                                                     -----------

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES       COMMON STOCKS -- 95.8% (Continued)                      VALUE
--------------------------------------------------------------------------------
                 INFORMATION TECHNOLOGY-- 15.3%
    31,000       Agilent Technologies, Inc.(a) .................      $1,083,760
    60,000       Compaq Computer Corporation ...................         627,000
    58,000       Corning, Inc.(a) ..............................         441,960
    25,000       Electronic Data Systems Corporation ...........       1,449,750
    30,000       Harris Corporation ............................       1,077,300
    35,000       Hewlett-Packard Company .......................         627,900
    23,000       International Business Machines
                 Corporation ...................................       2,392,000
    25,000       Microsoft Corporation(a) ......................       1,507,750
    90,000       Novell, Inc.(a) ...............................         350,100
                                                                     -----------
                                                                       9,557,520
                                                                     -----------

                 MATERIALS-- 5.7%
    32,000       Dow Chemical Company ..........................       1,047,040
    50,000       Engelhard Company .............................       1,551,500
    35,000       Great Lakes Chemical Corporation ..............         985,950
                                                                     -----------
                                                                       3,584,490
                                                                     -----------
                 TELECOMMUNICATION SERVICES-- 4.4%
    41,000       Verizon Communications ........................       1,871,650
   127,000       WorldCom, Inc.(a) .............................         855,980
                                                                     -----------
                                                                       2,727,630
                                                                     -----------

                 TOTAL COMMON STOCKS (Cost $45,215,852) ........     $60,047,832
                                                                     -----------
================================================================================
   SHARES        SHORT-TERM CORPORATE NOTES-- 5.1%                       VALUE
--------------------------------------------------------------------------------
 1,341,020       American Family Financial Services
                  Demand Note...................................  $    1,341,020
   315,640       Firstar Bank Demand Note.......................         315,640
 1,391,093       Wisconsin Corporate Central Credit
                  Union Variable Demand Note....................       1,391,093
   150,000       Wisconsin Electric Power Company
                  Demand Note...................................         150,000
                                                                     -----------
                 TOTAL SHORT-TERM CORPORATE NOTES
                  (Cost $3,197,753).............................  $    3,197,753
                                                                     -----------

                 TOTAL INVESTMENTS AT VALUE-- 100.9%
                  (Cost $48,413,605)............................  $   63,245,585
                                                                     -----------
                 LIABILITIES IN EXCESS OF OTHER
                  ASSETS--(0.9)%                                       (588,988)
                                                                     -----------

                 NET ASSETS-- 100.0%                              $   62,656,597
                                                                     ===========


(a)  Non-income producing security.

(b)  Security covers a call option.

See accompanying notes to financial statements.

FBP CONTRARIAN EQUITY FUND
SCHEDULE OF OPEN OPTION CONTRACTS
MARCH 31, 2002
================================================================================
                                                          MARKET
 OPTION                                                  VALUE OF      PREMIUMS
CONTRACTS    COVERED CALL OPTIONS                        OPTIONS       RECEIVED
================================================================================
   200       Circuit City Stores - Circuit City Group,
               04/20/2002 at $25........................ $    --      $   56,057
    50       Johnson & Johnson,
               07/20/2002 at $65........................   14,000         10,800
    40       USA Education, Inc.,
               07/20/2002 at $95........................   28,400         24,839
    20       Whirlpool Corporation,
               09/21/2002 at $85........................    5,600          9,247
                                                         --------       --------
                                                         $ 48,000     $  100,943
                                                         ========     ==========


See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2002
================================================================================
    SHARES       COMMON STOCKS -- 67.9%                                  VALUE
--------------------------------------------------------------------------------
                 CONSUMER DISCRETIONARY-- 10.1%
     9,000       Applebee's International, Inc. ................      $  326,700
     3,000       CBRL Group, Inc. ..............................          85,410
    35,000       Circuit City Stores -
                 Circuit City Group(b) .........................         631,400
     7,000       Dana Corporation ..............................         150,290
    53,000       Dillard's, Inc. ...............................       1,264,580
    11,000       Eastman Kodak Company .........................         342,870
    25,000       May Department Stores Company .................         871,250
    16,000       Wal-Mart Stores, Inc. .........................         980,640
     9,000       Whirlpool Corporation .........................         679,950
                                                                     -----------
                                                                       5,333,090
                                                                     -----------
                 CONSUMER STAPLES-- 4.4%
     40,000      Archer-Daniels-Midland Company.................         557,200
     18,000      Philip Morris Companies........................         948,060
     31,200      SuperValu, Inc.................................         804,960
                                                                     -----------
                                                                       2,310,220
                                                                     -----------
                 ENERGY-- 3.6%
    10,000       Kerr-McGee Corporation ........................         628,500
    33,000       Marathon Oil Corporation ......................         950,400
     5,500       Schlumberger Limited ..........................         323,510
                                                                     -----------
                                                                       1,902,410
                                                                     -----------
                 FINANCIALS-- 16.1%
    13,000       American Express Company ......................         532,480
    20,000       Bank of America Corporation ...................       1,360,400
    18,000       Bank One Corporation ..........................         752,040
    22,666       Citigroup, Inc. ...............................       1,122,420
     8,000       Freddie Mac ...................................         506,960
    23,025       J.P. Morgan Chase & Company ...................         820,841
    20,500       Saint Paul Companies, Inc. ....................         939,925
    30,000       Unumprovident Corporation .....................         837,900
     6,000       USA Education, Inc.(b) ........................         586,800
    28,000       Wachovia Corporation ..........................       1,038,240
                                                                     -----------
                                                                       8,498,006
                                                                     -----------
                 HEALTHCARE-- 4.5%
    17,000       Bristol-Myers Squibb Company ..................         688,330
    18,000       Johnson & Johnson(b) ..........................       1,169,100
     8,800       Merck & Company, Inc. .........................         506,704
                                                                     -----------
                                                                       2,364,134
                                                                     -----------
                 INDUSTRIALS-- 10.9%
    70,000       Cendant Corporation(a) ........................       1,344,000
    15,000       FedEx Corporation(a) ..........................         871,500
    14,000       General Electric Company ......................         524,300
    20,000       Trinity Industries, Inc. ......................         486,200
    28,000       Tyco International, Limited ...................         904,960
    15,000       Union Pacific Corporation .....................         932,100
    25,000       Waste Management, Inc. ........................         681,250
                                                                     -----------
                                                                       5,744,310
                                                                     -----------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS  (CONTINUED)
================================================================================
    SHARES       COMMON STOCKS -- 67.9% (Continued)                      VALUE
--------------------------------------------------------------------------------

                 INFORMATION TECHNOLOGY - 11.5%
    23,000       Agilent Technologies, Inc.(a) .................      $  804,080
    35,000       Compaq Computer Corporation ...................         365,750
    33,000       Corning, Inc.(a) ..............................         251,460
    20,000       Electronic Data Systems Corporation ...........       1,159,800
    16,000       Harris Corporation ............................         574,560
    21,000       Hewlett-Packard Company .......................         376,740
    14,000       International Business Machines Corporation ...       1,456,000
    15,000       Microsoft Corporation(a) ......................         904,650
    50,000       Novell, Inc.(a) ...............................         194,500
                                                                     -----------
                                                                       6,087,540
                                                                     -----------

                 MATERIALS-- 3.9%
    18,000       Dow Chemical Company ..........................         588,960
    30,500       Englehard Company .............................         946,415
    19,900       Great Lakes Chemical Corporation ..............         560,583
                                                                     -----------
                                                                       2,095,958
                                                                     -----------

                 TELECOMMUNICATION SERVICES-- 2.9%
    22,700       Verizon Communications ........................       1,036,255
    73,000       WorldCom, Inc.(a) .............................         492,020
                                                                     -----------
                                                                       1,528,275
                                                                     -----------

                 TOTAL COMMON STOCKS (Cost $21,878,662)              $35,863,943
                                                                     -----------


================================================================================
  PAR VALUE      U.S. GOVERNMENT AND AGENCY OBLIGATIONS-- 7.7%          VALUE
--------------------------------------------------------------------------------
                 U.S. TREASURY NOTES-- 2.9%
$  500,000       6.625%, due 04/30/2002 ........................      $  501,953
   500,000       6.375%, due 08/15/2002 ........................         508,164
   500,000       6.25%, due 02/15/2003 .........................         515,489
                                                                      ----------
                                                                       1,525,606
                                                                      ----------

                 FEDERAL HOME LOAN BANK BONDS-- 2.9%
   500,000       5.40%, due 07/05/2005 .........................         503,715
 1,000,000       7.00%, due 07/02/2009 .........................       1,034,470
                                                                     -----------
                                                                       1,538,185
                                                                     -----------

                 FEDERAL HOME LOAN MORTGAGE CORPORATION-- 1.0%
   500,000       5.45%, due 05/15/2006 .........................         502,675
                                                                     -----------

                 FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 0.9%
   500,000       3.875%, due 11/15/2004 ........................         494,167
                                                                     -----------

                 TOTAL U.S. GOVERNMENT AND AGENCY
                 OBLIGATIONS (Cost $3,998,461)..................      $4,060,633
                                                                     -----------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS  (CONTINUED)
================================================================================
                 CORPORATE BONDS -- 18.9%                               VALUE
--------------------------------------------------------------------------------
                 FINANCE-- 5.4%
$  500,000       AT&T Corporation,
                   8.625%, due 12/01/2031.......................     $   496,840
   500,000       Allstate Corporation,
                   7.875%, due 05/01/2005.......................         537,131
   750,000       Bankers Trust New York Corporation,
                   7.375%, due 05/01/2008.......................         790,271
 1,000,000       Northern Trust Company,
                   7.10%, due 08/01/2009........................       1,045,161
                                                                     -----------
                                                                       2,869,403
                                                                     -----------
                 INDUSTRIAL-- 9.1%
   500,000       Gap, Inc.,
                   5.625%, due 05/01/2003.......................         498,502
   500,000       Georgia Pacific Corporation,
                   9.875%, due 11/01/2021.......................         471,223
 1,000,000       Hertz Corporation,
                   6.00%, due 01/15/2003........................         998,164
   330,000       Hilton Hotels Corporation,
                   7.70%, due 07/15/2002........................         332,072
 1,000,000       Kroger Company (The),
                   7.65%, due 04/15/2007........................       1,066,068
 1,000,000       Raychem Corporation,
                   7.20%, due 10/15/2008........................         896,187
   560,000       Ryder System, Inc.,
                   6.60%, due 11/15/2005........................         548,859
                                                                     -----------
                                                                       4,811,075
                                                                     -----------
                 UTILITIES-- 4.4%
   750,000       Central Power & Light Company,
                   7.50%, due 12/01/2002........................         770,160
   500,000       El Paso Natural Gas Company,
                   6.75%, due 11/15/2003........................         506,480
 1,000,000       Ohio Power Company,
                   6.75%, due 07/01/2004........................       1,034,493
                                                                     -----------
                                                                       2,311,133
                                                                     -----------

                 TOTAL CORPORATE BONDS (Cost $9,872,913)             $ 9,991,611
                                                                     -----------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS  (CONTINUED)
================================================================================
  SHARES         SHORT-TERM CORPORATE NOTES-- 6.1%                      VALUE
--------------------------------------------------------------------------------
 1,708,505       American Family Financial Services
                 Demand Note ...................................     $ 1,708,505
     7,160       Firstar Bank Demand Note ......................           7,160
 1,371,301       Wisconsin Corporate Central Credit
                 Union Variable Demand Note ....................       1,371,301
   133,961       Wisconsin Electric Power Company
                 Demand Note ...................................         133,961
                                                                     -----------

                 TOTAL SHORT-TERM CORPORATE NOTES
                   (Cost $3,220,927)............................     $ 3,220,927
                                                                     -----------

                 TOTAL INVESTMENTS AT VALUE-- 100.6%
                   (Cost $38,970,963)...........................     $53,137,114

                 LIABILITIES IN EXCESS OF OTHER
                    ASSETS-- (0.6)%.............................      ( 328,201)
                                                                     -----------

                 NET ASSETS-- 100.0%............................     $52,808,913
                                                                     ===========


(a) Non-income producing security.
(b) Security covers a call option.
See accompanying notes to financial statements.



FBP CONTRARIAN BALANCED FUND
SCHEDULE OF OPEN OPTION CONTRACTS
MARCH 31, 2002
===============================================================================================
 OPTION                                                              VALUE OF      PREMIUMS
CONTRACTS        COVERED CALL OPTIONS                                OPTIONS       RECEIVED
-----------------------------------------------------------------------------------------------

   150           Circuit City Stores - Circuit City Group,
                   04/20/2002 at $25............................     $    --       $ 42,043
    50           Johnson & Johnson,
                   07/20/2002 at $65............................       14,000        10,800
    20           USA Education, Inc.,
                   07/20/2002 at $95............................       14,200        12,586
    10           Whirlpool Corporation,
                   09/21/2002 at $85............................        2,800         4,623
                                                                     --------      --------
                                                                     $ 31,000      $ 70,052
                                                                     ========      ========


See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2002
================================================================================
                                                        FBP              FBP
                                                    CONTRARIAN       CONTRARIAN
                                                       EQUITY          BALANCED
                                                        FUND            FUND
--------------------------------------------------------------------------------
ASSETS
 Investments in securities:
  At acquisition cost ............................  $48,413,605      $38,970,963
                                                    ===========      ===========

  At value (Note 1) ..............................  $63,245,585      $53,137,114
 Cash ............................................        8,080             --
 Dividends and interest receivable ...............       88,297          362,109
 Receivable for investment securities sold .......        6,460           17,260
 Receivable for capital shares sold ..............      144,925              814
 Other assets ....................................        4,969            4,601
                                                    -----------      -----------
TOTAL ASSETS .....................................   63,498,316       53,521,898
                                                    -----------      -----------

LIABILITIES
 Bank overdraft ..................................         --              5,990
 Dividends payable ...............................        25,708          16,113
 Distributions payable ...........................         --             22,425
 Payable for investment securities purchased .....       595,524         198,508
 Payable for capital shares redeemed .............       124,293         398,022
 Accrued investment advisory fees (Note 3) .......        37,286          31,727
 Accrued administration fees (Note 3) ............         6,900           6,100
 Other accrued expenses ..........................         4,008           3,100
 Covered call options, at value (Notes 1 and 4)
  (premiums received $100,943 and $70,052,
   respectively) .................................        48,000          31,000
                                                    ------------     -----------
  TOTAL LIABILITIES ..............................       841,719         712,985
                                                    -----------      -----------
NET ASSETS                                          $ 62,656,597     $52,808,913
                                                    ============     ===========
Net assets consist of:
 Paid-in capital .................................  $ 48,119,597     $38,546,648
 Undistributed net investment income .............         5,493          59,087
 Accumulated net realized losses from
  security transactions ..........................     (353,416)         (2,025)
Net unrealized appreciation on investments .......    14,884,923      14,205,203
                                                    -----------      -----------
Net Assets .......................................  $ 62,656,597     $52,808,913
                                                    ============     ===========

Shares of beneficial interest outstanding
 (unlimited number of shares
   authorized, no par value) .....................     2,655,623       2,986,378
                                                    ============     ===========


Net asset value, offering price and redemption
         price per share (Note 1)                   $      23.59     $     17.68
                                                    ============     ===========


See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2002
================================================================================
                                                        FBP             FBP
                                                     CONTRARIAN      CONTRARIAN
                                                       EQUITY          BALANCED
                                                        FUND            FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest .......................................  $    39,389      $ 1,026,369
 Dividends ......................................      998,434          614,456
                                                   -----------      -----------
TOTAL INVESTMENT INCOME .........................    1,037,823        1,640,825
                                                   -----------      -----------

EXPENSES
 Investment advisory fees (Note 3) ..............      409,824          361,641
 Administration fees (Note 3) ...................       77,320           70,474
 Printing of shareholder reports ................       19,064           13,805
 Professional fees ..............................       15,523           13,523
  Trustees' fees and expenses ...................       12,296           12,296
 Postage and supplies ...........................       11,532           10,531
 Registration fees ..............................       10,263            9,120
 Custodian fees .................................        8,430            7,892
 Insurance expense ..............................        3,491            3,275
 Other expenses .................................          156            1,957
                                                   -----------      -----------
  TOTAL EXPENSES ................................      567,899          504,514
                                                   -----------      -----------

NET INVESTMENT INCOME ...........................      469,924        1,136,311
                                                   -----------      -----------

REALIZED AND UNREALIZED GAINS
ON INVESTMENTS
 Net realized gains on security transactions ....      973,649        1,446,524
 Net realized gains on option contracts written .        9,240           13,860
 Net change in unrealized appreciation/
  depreciation on investments ...................    3,844,999        1,200,706
                                                   -----------      -----------

NET REALIZED AND UNREALIZED GAINS
 ON INVESTMENTS .................................    4,827,888        2,661,090
                                                   -----------      -----------

NET INCREASE IN NET ASSETS
 FROM OPERATIONS ................................  $ 5,297,812      $ 3,797,401
                                                   ===========      ===========


See accompanying notes to financial statements.


THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
============================================================================================================
                                                        FBP CONTRARIAN                FBP CONTRARIAN
                                                          EQUITY FUND                  BALANCED FUND
------------------------------------------------------------------------------------------------------------
                                                      YEAR           YEAR            YEAR           YEAR
                                                      ENDED          ENDED           ENDED          ENDED
                                                    MARCH 31,       MARCH 31,      MARCH 31,       MARCH 31,
                                                      2002            2001            2002           2001
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
 Net investment income ......................   $    469,924    $    627,771    $  1,136,311    $  1,330,536
 Net realized gains (losses) on:
  Security transactions .....................        973,649         (97,434)      1,446,524       3,321,100
  Option contracts written ..................          9,240         137,285          13,860          87,724
Net change in unrealized appreciation/
depreciation on investments .................      3,844,999       3,016,760       1,200,706        (949,773)
                                                 -----------     -----------     -----------      -----------
Net increase in net assets
 from operations ............................      5,297,812       3,684,382       3,797,401       3,789,587
                                                 -----------     -----------     -----------      -----------

DISTRIBUTIONS TO
SHAREHOLDERS
 From net investment income .................       (472,216)       (619,986)     (1,123,595)     (1,325,181)
 From net realized gains ....................           --          (617,397)     (1,462,422)     (3,768,464)
                                                 -----------     -----------     -----------      -----------
Decrease in net assets from
 distributions to shareholders ..............       (472,216)     (1,237,383)     (2,586,017)     (5,093,645)
                                                 -----------     -----------     -----------      -----------

FROM CAPITAL
SHARE TRANSACTIONS
 Proceeds from shares sold ..................     10,592,130      18,040,660       2,295,326       3,807,657
 Net asset value of shares issued
  in reinvestment of distributions
  to shareholders ...........................        364,221         985,432       2,488,605       4,956,199
 Payments for shares redeemed ...............     (8,075,278)    (22,313,826)     (3,282,393)    (17,036,351)
                                                 -----------     -----------     -----------      -----------
Net increase (decrease) in net assets from
 capital share transactions .................      2,881,073      (3,287,734)      1,501,538      (8,272,495)
                                                 -----------     -----------     -----------      -----------

TOTAL INCREASE (DECREASE)
 IN NET ASSETS ..............................      7,706,669        (840,735)      2,712,922      (9,576,553)

NET ASSETS
 Beginning of year ..........................     54,949,928      55,790,663      50,095,991      59,672,544
                                                 -----------     -----------     -----------      -----------
 End of year ................................   $ 62,656,597    $ 54,949,928    $ 52,808,913    $ 50,095,991
                                                 ===========     ===========     ===========     ============

UNDISTRIBUTED NET
 INVESTMENT INCOME ..........................   $      5,493    $      7,785    $     59,087    $      5,355
                                                 ===========     ===========     ===========     ============

CAPITAL SHARE ACTIVITY
 Sold .......................................        470,709         847,388         128,926         216,853
 Reinvested .................................         16,117          46,862         142,272         285,693
 Redeemed ...................................       (353,689)     (1,051,313)       (187,328)       (971,330)
                                                 -----------     -----------     -----------      -----------
 Net increase (decrease) in
  shares outstanding ........................        133,137        (157,063)         83,870        (468,784)
 Shares outstanding at beginning of year ....      2,522,486       2,679,549       2,902,508       3,371,292
                                                 -----------     -----------     -----------      -----------
 Shares outstanding at end of year ..........      2,655,623       2,522,486       2,986,378       2,902,508
                                                 ===========     ===========     ===========     ============

See accompanying notes to financial statements.


FBP CONTRARIAN EQUITY FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31,
                                                 ----------------------------------------------------------------------
                                                     2002          2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .......     $  21.78       $   20.82      $   22.57       $  21.45       $  16.08
                                                 ---------      --------       ---------       --------       --------

Income (loss) from investment operations:
 Net investment income .....................         0.18           0.25            0.18           0.13           0.19
 Net realized and unrealized
  gains (losses) on investments ............         1.81           1.22          (1.38)           1.50           5.98
                                                 ---------      --------       ---------       --------       --------
Total from investment operations ...........         1.99           1.47          (1.20)           1.63           6.17
                                                 ---------      --------       ---------       --------       --------

Less distributions:
 Dividends from net investment income ......       (0.18)          (0.25)         (0.18)         (0.13)         (0.19)
 Distributions from net realized gains .....          --           (0.26)         (0.37)         (0.38)         (0.61)
                                                 ---------      --------       ---------       --------       --------
Total distributions ........................       (0.18)          (0.51)         (0.55)         (0.51)         (0.80)
                                                 ---------      --------       ---------       --------       --------

Net asset value at end of year .............     $  23.59       $   21.78      $   20.82       $  22.57       $  21.45
                                                 =========     =========       =========       ========      =========

Total return ...............................        9.19%           7.17%        (5.40%)         7.74%          38.90%
                                                 =========     =========       =========       ========      =========


Net assets at end of year (000's) ..........     $ 62,657       $  54,950      $  55,791       $ 44,978       $ 35,322
                                                 =========     =========       =========       ========      =========

Ratio of expenses to average
net assets .................................        0.97%           0.98%          1.04%          1.08%          1.12%

Ratio of net investment income to
average net assets .........................        0.80%           1.18%          0.83%          0.63%          1.04%

Portfolio turnover rate ....................          15%             26%            20%            18%            10%


See accompanying notes to financial statements.



FBP CONTRARIAN BALANCED FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                          YEARS ENDED MARCH 31,

                                                    2002(a)        2001             2000          1999           1998
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .......     $   17.26      $  17.70       $   19.36       $  19.08       $  15.87
                                                 ---------      --------       ---------       --------       --------

Income (loss) from investment operations:
Net investment income ......................          0.39          0.44            0.40           0.39           0.41
Net realized and unrealized gains
(losses) on investments ....................          0.92          0.81          (0.74)           1.21           4.26
                                                 ---------      --------       ---------       --------       --------
Total from investment operations ...........          1.31          1.25          (0.34)           1.60           4.67
                                                 ---------      --------       ---------       --------       --------

Less distributions:
Dividends from net investment income .......        (0.39)        (0.44)          (0.40)         (0.39)         (0.41)
Distributions from net realized gains ......        (0.50)        (1.25)          (0.92)         (0.93)         (1.05)
                                                 ---------      --------       ---------       --------       --------
Total distributions ........................        (0.89)        (1.69)          (1.32)         (1.32)         (1.46)
                                                 ---------      --------       ---------       --------       --------

Net asset value at end of year .............     $   17.68     $   17.26       $   17.70       $  19.36      $  19.08
                                                 =========     =========       =========       ========      =========

Total return ...............................         7.73%         7.34%         (1.87%)          8.74%         30.22%
                                                 =========     =========       =========       ========      =========

Net assets at end of year (000's) ..........     $  52,809     $  50,096       $  59,673       $ 64,963       $ 55,940
                                                 =========     =========       =========       ========      =========


Ratio of expenses to average net assets ....         0.98%         0.99%           1.02%          1.04%          1.04%

Ratio of net investment income to
average net assets .........................         2.20%         2.43%           2.11%          2.05%          2.33%

Portfolio turnover rate ....................           20%           13%             31%            25%            21%


(a)  As required,  effective  April 1, 2001, the Fund has adopted new provisions of the AICPA Audit and Accounting Guide for Investment  Companies and began amortizing  premiums  on  debt securities as  adjustments to  interest  income.
     Had the Fund not adopted these new provisions,  the ratio of net investment  income  to  average  net assets  would have been  2.17%.  Per share data and ratios for periods prior to April 1, 2001  have  not been restated to reflect this change in presentation.


See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2002
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund (the Funds) are no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The FBP Contrarian Equity Fund seeks long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Contrarian Balanced Fund seeks long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The tax character of distributions paid during the years ended March 31, 2002 and 2001 was as follows:

--------------------------------------------------------------------------------
                             Year
                             Ended      Ordinary     Long-Term         Total
                            March 31,    Income     Capital Gains  Distributions
--------------------------------------------------------------------------------
FBP Contrarian Equity Fund    2002    $   472,216     $    --        $   472,216
                              2001    $   619,986     $   617,397    $ 1,237,383
--------------------------------------------------------------------------------
FBP Contrarian Balanced Fund  2002    $ 1,123,595     $ 1,462,422    $ 2,586,017
                              2001    $ 1,325,181     $ 3,768,464    $ 5,093,645
--------------------------------------------------------------------------------

The tax character of distributable earnings at March 31, 2002 were as follows:
----------------------------------------------------------------------------------------------------

                Undistributed     Capital       Undistributed       Unrealized           Total
                  Ordinary         Loss           Long-Term        Appreciation       Distributable
                   Income      Carryforwards     Capital Gains    (Depreciation)        Earnings
----------------------------------------------------------------------------------------------------
FBP Contrarian
Equity Fund      $  5,493       $ ( 353,416)       $   --         $  14,884,923       $  14,537,000
----------------------------------------------------------------------------------------------------
FBP Contrarian
Balanced Fund    $  1,817       $   --             $   103        $  14,260,345       $  14,262,265
----------------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Options transactions -- The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Change in accounting principle - As required, effective April 1, 2001, the FBP Contrarian Balanced Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the Guide) and began amortizing premium on debt securities. Prior to April 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $41,016 increase in the cost of securities and a corresponding $41,016 decrease in net unrealized gains and losses, based on securities held by the Fund on April 1, 2001.

The effect of this change during the year ended March 31, 2002 was to increase net investment income by $16,254, decrease net realized gains and losses by $2,128 and decrease net unrealized gains and losses by $14,126. As a result, the ratio of net investment income to average net assets increased by 0.03%, the net investment income per share increased by less than $0.01 and the net realized and unrealized gains and losses per share decreased by less than $0.01.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of investment securities as of March 31, 2002:

--------------------------------------------------------------------------------
                                            FBP CONTRARIAN     FBP CONTRARIAN
                                             EQUITY FUND        BALANCED FUND
--------------------------------------------------------------------------------
Gross unrealized appreciation ...........   $ 18,844,794        $ 16,147,240
Gross unrealized depreciation ...........     (3,959,871)         (1,886,895)
                                            ------------        ------------
Net unrealized appreciation .............   $ 14,884,923        $ 14,260,345
                                            ============        ============
Federal income tax cost .................   $ 48,312,662        $ 38,845,769
                                            ============        ============
--------------------------------------------------------------------------------

As of March 31, 2002, the FBP Contrarian Equity Fund had capital loss carryforwards for federal income tax purposes of $353,416 which expire March 31, 2010. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

2. INVESTMENT TRANSACTIONS

During the year ended March 31, 2002, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $10,905,804 and $8,556,171, respectively, for the FBP Contrarian Equity Fund and $9,612,599 and $9,596,119, respectively, for the FBP Contrarian Balanced Fund.

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the Advisor) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% on its average daily net assets up to $250 million; .65% on the next $250 million of such net assets; and .50% on such net assets in excess of $500 million. Certain Trustees and officers of the Trust are also officers of the Advisor.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% on its average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of each Funds' shares.

THE  FLIPPIN,  BRUCE & PORTER FUNDS
NOTES TO  FINANCIAL  STATEMENTS  (CONTINUED)
================================================================================

4. COVERED CALL OPTIONS

A summary of covered call option contracts during the year ended March 31, 2002 is as follows:
--------------------------------------------------------------------------------
                                    FBP CONTRARIAN          FBP CONTRARIAN
                                      EQUITY FUND            BALANCED FUND
--------------------------------------------------------------------------------
                                  OPTION      OPTION      OPTION       OPTION
                                CONTRACTS    PREMIUMS   CONTRACTS     PREMIUMS
--------------------------------------------------------------------------------
Options outstanding at
  beginning of year                 --      $     --         --      $     --
Options written .............      400        141,332       320        102,591
Options expired .............      (90)       (40,389)      (90)       (32,539)
                                -------      --------    -------      --------
Options outstanding at
  end of year ...............      310      $ 100,943       230      $  70,052
                                =======      ========    =======      ========
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT CERTIFIED PUBLIC
ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund as of March 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                               Tait, Weller & Baker
Philadelphia, Pennsylvania
April 26, 2002

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                        POSITION HELD     LENGTH OF
TRUSTEE                     ADDRESS                            AGE      WITH THE TRUST    TIME SERVED
--------------------------------------------------------------------------------------------------------------
*John T. Bruce              800 Main Street                     49      Chairman and      Since
                            Lynchburg, VA                               Trustee           September 1988
--------------------------------------------------------------------------------------------------------------
*Austin Brockenbrough III   1802 Bayberry Court                 65      Trustee           Since
                            Suite 400, Richmond, VA                                       September 1988
--------------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.   931 Broad Street Road               65      Trustee           Since
                            Manakin-Sabot, VA                                             June 1991
--------------------------------------------------------------------------------------------------------------
J. Finley Lee               200 Westminster Drive               62      Trustee           Since
                            Chapel Hill, NC                                               September 1988
--------------------------------------------------------------------------------------------------------------
*Richard Mitchell           150 Government Street               52      Trustee and       Since
                            Mobile, AL                                  President         June 1991
--------------------------------------------------------------------------------------------------------------
Richard L. Morrill          G19 Boatright Library               62      Trustee           Since
                            Richmond, VA                                                  March 1993
--------------------------------------------------------------------------------------------------------------
Harris V. Morrissette       100 Jacintoport Boulevard           42      Trustee           Since
                            Saraland, AL                                                  March 1993
--------------------------------------------------------------------------------------------------------------
Erwin H. Will, Jr.          47 Willway Avenue                   69      Trustee           Since
                            Richmond, VA                                                  July 1997
--------------------------------------------------------------------------------------------------------------
Samuel B. Witt III          2300 Clarendon Boulevard            66      Trustee           Since
                            Suite 407, Arlington, VA                                      November 1988
--------------------------------------------------------------------------------------------------------------
John M. Flippin             800 Main Street                     60      President         Since
                            Lynchburg, VA
--------------------------------------------------------------------------------------------------------------
R. Gregory Porter III       800 Main Street                     60      Vice President    Since
                            Lynchburg, VA
--------------------------------------------------------------------------------------------------------------
Robert G. Dorsey            135 Merchant Street, Suite 230,     45      Vice President    Since
                            Cincinnati, OH                                                November 2000
--------------------------------------------------------------------------------------------------------------
Mark J. Seger               135 Merchant Street, Suite 230      40      Treasurer         Since
                            Cincinnati, OH                                                November 2000
--------------------------------------------------------------------------------------------------------------
John F. Splain              135 Merchant Street, Suite 230      45      Secretary         Since
                            Cincinnati, OH                                                November 2000
-------------------------------------------------------------------------------------------------------------------

*Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamesown Funds, which are other portfolios of the Trust.

Each Trustee oversees ten portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================
John T. Bruce is a Principal of the Adviser.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Industries, Inc. (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager). In addition, he is a member of the Board of Trustees for the University of Richmond.

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina. In addition, he is a member of the Board of Trustees of the Albemarle Investment Trust (a registered investment company).

Richard Mitchell is a Principal of T. Leavell & Associates, Inc. (an investment advisory firm).

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Industries, Inc. and Albemarle Corporation (a manufacturer of polymers and chemicals).

Harris V. Morrissette is President of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is retired. Until December 31, 2001, he was the Managing Director of Equities of Virginia Retirement System.

Samuel B. Witt III is Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

John M. Flippin is a Principal of the Adviser.

R. Gregory Porter III is a Pricipal of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains made by the Funds during the year ended March 31, 2002. On October 31, 2001, the FBP Contrarian Balanced Fund declared and paid a long-term capital gain distribution of $0.1789 per share. As required by federal regulations, shareholders received notification of their portion of the Fund's taxable capital gain distribution, if any, paid during the 2001 calendar year early in 2002. Additionally, on March 28, 2002, the FBP Contrarian Balanced Fund declared and paid a long-term capital gain distribution of $0.3213 per share. As required by federal regulations, shareholders will receive notification of their portion of the Fund's taxable gain distribution, if any, paid during the 2002 calendar year early in 2003.

================================================================================

                               [GRAPHIC OMITTED]

                                      THE

                            FLIPPIN, BRUCE & PORTER

                                     FUNDS
                       ----------------------------------

                         INVESTMENT ADVISOR
                         Flippin, Bruce & Porter, Inc.
                         800 Main Street, Second Floor
                         P.O. Box 6138
                         Lynchburg, Virginia 24505
                         TOLL-FREE 1-800-327-9375

                         ADMINISTRATOR
                         Ultimus Fund Solutions, LLC
                         P.O. Box 46707
                         Cincinnati, Ohio 45246-0707
                         TOLL-FREE 1-866-738-1127

                         CUSTODIAN
                         Firstar Bank, N.A.
                         425 Walnut Street
                         Cincinnati, Ohio 45202

                         INDEPENDENT AUDITORS
                         Tait, Weller & Baker
                         Eight Penn Center Plaza, Suite 800
                         Philadelphia, Pennsylvania 19103

                         LEGAL COUNSEL
                         Sullivan & Worcester LLP
                         One Post Office Square
                         Boston, Massachusetts 02109

                         OFFICERS
                         John M. Flippin, President
                         John T. Bruce, Vice President
                            and Portfolio Manager
                         R. Gregory Porter, III, Vice President

                         TRUSTEES
                         Austin Brockenbrough, III
                         John T. Bruce
                         Charles M. Caravati, Jr.
                         J. Finley Lee, Jr.
                         Richard Mitchell
                         Richard L. Morrill
                         Harris V. Morrissette
                         Erwin H. Will, Jr.
                         Samuel B. Witt, III

                    =======================================
                    |                                     |
                    |                                     |
                    |                 THE                 |
                    |          GOVERNMENT STREET          |
                    |                FUNDS                |
                    |                                     |
                    |         No-Load Mutual Funds        |
                    |                                     |
                    |                                     |
                    |            Annual Report            |
                    |            March 31, 2002           |
                    |                                     |
                    |                                     |
                    |                                     |
                    =======================================



                         T. LEAVELL & ASSOCIATES, INC.
                               ===================
                               INVESTMENT ADVISER
                               ===================
                                  Founded 1979

                     ======================================
                    |                                     |
                    |  THE GOVERNMENT STREET EQUITY FUND  |
                    |                                     |
                    |    THE GOVERNMENT STREET BOND FUND  |
                    |                                     |
                    |     THE ALABAMA TAX FREE BOND FUND  |
                    |                                     |
                     ======================================

LETTER FROM THE PRESIDENT     MAY 8, 2002
================================================================================

Dear Fellow Shareholders:

We are pleased to enclose for your review the audited Annual Reports of The Government Street Funds for the year ended March 31, 2002.

THE GOVERNMENT STREET EQUITY FUND
---------------------------------

     We also are pleased to inform you that The Government Street Equity Fund achieved a positive return for its fiscal year which ended March 31, 2002. This return, 1.38%, outperformed both the 0.20% return of the S&P 500 Index and the -0.36% return of the Lipper Large Capitalization Core Index which were earned by these indices for the same period. This marks the third consecutive year in which The Government Street Equity Fund has outperformed the S&P 500 Index.

     You also will be interested and pleased to know that there were no capital gains distributions during the year ended March 31, 2002 which would have diminished the Fund's investment return on an after-tax basis.

     As investment advisors (and as investors) we are only too aware of the dismal absolute returns achieved in common stocks over the past two years - particularly in light of the extraordinary gains that were made over the 5 years prior to March 31, 2000. Those gains (the S&P 500 Index, for example, had an annualized compound rate of return of 26.7% for the 5 year period ended March 31, 2000) created an environment in which many investors' expectations became unrealistic. At the same time, the crucial element of risk seemed to have become disassociated from the decision making process with regard to investments in common stocks.

     Things are different now, though, as compared to the euphoria experienced by many stock market investors in the late 90's. As much of the excess was washed out of stock valuations with the market decline over the past two years, so too was the enthusiasm for common stocks in general. As this is being written, the headline of the "Money and Investing" section of today's Wall Street Journal reads, "Mainstreet Loses Faith in Stocks."

     We remain optimistic that this will not be the case for long. Fueled by consumer spending, our economy is rising. It appears that the world economy is recovering, as well. Interest rates are at a 40 year low; there is modest inflation; and the personal and business tax cuts which were implemented by Congress last year are now having an impact. Taken together, these factors have created an investment climate in which common stocks should prosper.

     Regardless of what may occur in the short run, we continue to be positive with respect to potential long term growth in the U.S. stock market. We also believe that The Government Street Equity Fund - with its approximately equal representation of value and growth stocks; its broad diversification across capitalization and industry sectors; its systematic approach to the selection of individual stocks; and its tax efficiency - is poised to reflect that growth in the years to come.

THE GOVERNMENT STREET BOND FUND
-------------------------------

     In an attempt to counteract slowing economic growth and the prospect of a recession, the Federal Reserve Board lowered interest rates an unprecedented 11 times during 2001. As a result, the bond market provided solid returns for investors and outperformed the stock market for the second consecutive year.

     The Government Street Bond Fund was a beneficiary of those rate reductions and achieved a total return of 4.88% for its fiscal year ended March 31, 2002. This return is in line with those of the Lehman Government Corporate
Intermediate Bond Index and the Lehman Aggregate Index which were 5.16% and 5.34%, respectively, for the same period. For the quarter ended March 31, 2002, The Government Street Bond Fund's return of 0.08% outperformed both of these same indices which actually experienced negative results.

     Recent indicators suggest that the economy is in recovery. However, the Federal Reserve Board, though having changed its economic assessment from one of weakness to neutral, met twice during the last quarter and left rates unchanged. Nevertheless, the consensus view is that the economy will be in full recovery over the second half of 2002 and that the Fed will be forced to tighten credit. The Government Street Bond Fund will move cautiously to address this concern and will be guided by its emphasis on maintaining an intermediate term average maturity.

For the year ended March 31, 2002, The Government Street Bond Fund's ratio of net investment income to average net assets was 5.06%. The Fund's average maturity was 5.3 years. Net assets of the Fund at March 31, 2002 were $53,688,458; net asset value was $20.75; and the ratio of expenses to average net assets was 0.70%.

THE  ALABAMA TAX FREE BOND FUND
-------------------------------

     The Alabama Tax Free Bond Fund achieved a total return of 2.61% for the twelve months ended March 31, 2002, and its ratio of net investment income to average net assets for the year was 4.02%. For that same period, the Lehman 5 year Municipal Bond Index experienced a total return of 3.86% and the Lipper Intermediate Term Municipal Bond Fund Index had a total return of 3.22%. Net assets of the fund were $31,603,441; and the net asset value was $10.40.

     Consistent with its intermediate term objective, the average maturity of the Fund's portfolio was 7.4 years. Approximately 60% of the individual securities were rated AAA, and the average credit quality of the portfolio was AA.

     The Alabama Tax Free Bond Fund continues to provide an attractive option for investors who are seeking stability of principal as well as income which is sheltered from Federal and Alabama income taxes.

     Thank you for your continued confidence in The Government Street Funds. Please call us if we can be of further service to you.

     Very truly yours,

     /s/ Thomas W. Leavell                   /s/ Richard Mitchell

     Thomas W. Leavell                       Richard Mitchell
     President                               President
     T. Leavell & Associates, Inc.           The Government Street Funds


                             THE GOVERNMENT STREET EQUITY FUND

Comparison  of the  Change in Value of a $10,000  Investment  in The  Government
Street Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index

    STANDARD & POOR'S 500 INDEX:                   THE GOVERNMENT STREET EQUITY FUND:
    ----------------------------                   ---------------------------------

                 QTRLY                                                          QTRLY
  DATE          RETURN       BALANCE                DATE           RETURN      BALANCE
  ----          ------       -------                ----           ------      -------
03/31/92                      10,000              03/31/92                      10,000
06/30/92         1.90%        10,190              06/30/92          0.05%       10,005
09/30/92         3.15%        10,511              09/30/92          3.62%       10,367
12/31/92         5.03%        11,040              12/31/92          5.42%       10,929
03/31/93         4.36%        11,521              03/31/93          0.35%       10,967
06/30/93         0.48%        11,577              06/30/93         -1.52%       10,800
09/30/93         2.58%        11,875              09/30/93          2.48%       11,067
12/31/93         2.32%        12,151              12/31/93          1.86%       11,273
03/31/94        -3.79%        11,690              03/31/94         -3.03%       10,932
06/30/94         0.42%        11,739              06/30/94         -3.00%       10,605
09/30/94         4.88%        12,312              09/30/94          5.37%       11,174
12/31/94        -0.02%        12,310              12/31/94         -1.91%       10,960
03/31/95         9.74%        13,509              03/31/95          6.75%       11,699
06/30/95         9.55%        14,798              06/30/95          7.18%       12,540
09/30/95         7.95%        15,975              09/30/95          6.05%       13,299
12/31/95         6.02%        16,936              12/31/95          5.01%       13,965
03/31/96         5.37%        17,845              03/31/96          5.53%       14,737
06/30/96         4.49%        18,646              06/30/96          2.87%       15,161
09/30/96         3.09%        19,223              09/30/96          5.17%       15,945
12/31/96         8.34%        20,825              12/31/96          6.40%       16,965
03/31/97         2.68%        21,383              03/31/97          1.59%       17,234
06/30/97        17.46%        25,117              06/30/97         16.58%       20,092
09/30/97         7.49%        26,998              09/30/97          6.15%       21,328
12/31/97         2.87%        27,773              12/31/97          1.69%       21,688
03/31/98        13.95%        31,647              03/31/98         10.70%       24,009
06/30/98         3.30%        32,692              06/30/98          1.63%       24,401
09/30/98        -9.95%        29,440              09/30/98         -9.05%       22,193
12/31/98        21.30%        35,710              12/31/98         20.92%       26,835
03/31/99         4.98%        37,489              03/31/99          2.72%       27,565
06/30/99         7.05%        40,132              06/30/99          7.69%       29,686
09/30/99        -6.24%        37,626              09/30/99         -6.56%       27,737
12/31/99        14.88%        43,224              12/31/99         13.88%       31,587
03/31/00         2.29%        44,216              03/31/00          4.66%       33,059
06/30/00        -2.66%        43,040              06/30/00         -1.94%       32,418
09/30/00        -0.97%        42,622              09/30/00         -0.37%       32,296
12/31/00        -7.81%        39,294              12/31/00         -5.94%       30,377
03/31/01       -11.86%        34,633              03/31/01        -13.60%       26,246
06/30/01         5.85%        36,660              06/30/01          4.18%       27,343
09/30/01       -14.68%        31,279              09/30/01        -13.10%       23,761
12/31/01        10.69%        34,621              12/31/01         11.22%       26,427
03/31/02         0.27%        34,716              03/31/02          0.70%       26,612


                     CONSUMER PRICE INDEX:
                     ---------------------

                             QTRLY
         DATE                RETURN             BALANCE
         ----                ------             -------
       03/31/92                                  10,000
       06/30/92               0.80%              10,080
       09/30/92               0.70%              10,151
       12/31/92               0.80%              10,232
       03/31/93               0.90%              10,325
       06/30/93               0.60%              10,387
       09/30/93               0.40%              10,428
       12/31/93               0.70%              10,501
       03/31/94               0.50%              10,554
       06/30/94               0.60%              10,617
       09/30/94               0.90%              10,713
       12/31/94               0.60%              10,777
       03/31/95               0.80%              10,864
       06/30/95               0.90%              10,962
       09/30/95               0.40%              11,006
       12/31/95               0.50%              11,061
       03/31/96               0.80%              11,150
       06/30/96               1.10%              11,273
       09/30/96               0.44%              11,322
       12/31/96               0.82%              11,415
       03/31/97               0.69%              11,494
       06/30/97               0.19%              11,516
       09/30/97               0.44%              11,566
       12/31/97               0.62%              11,638
       03/31/98               0.12%              11,652
       06/30/98               0.56%              11,717
       09/30/98               0.42%              11,767
       12/31/98               0.42%              11,817
       03/31/99               0.24%              11,845
       06/30/99               0.91%              11,953
       09/30/99               0.54%              12,017
       12/31/99               0.78%              12,111
       03/31/00               0.95%              12,226
       06/30/00               1.00%              12,348
       09/30/00               0.76%              12,442
       12/31/01               0.75%              12,536
       03/31/01               0.98%              12,658
       06/30/01               1.08%              12,795
       09/30/01              -0.11%              12,781
       12/31/01              -0.06%              12,773
       03/31/02               0.23%              12,803


----------------------------------------
|  The Government Street Equity Fund   |
|   Average Annual Total Returns (a)   |
|  (for periods ended March 31, 2002)  |
|                                      |
|  1 Year     5 Years     10 Years     |
|   1.38%      9.08%       10.28%      |
----------------------------------------

Past performance is not predictive of future performance.


                            THE GOVERNMENT STREET BOND FUND

Comparison  of the  Change in Value of a $10,000  Investment  in The  Government
Street Bond Fund, the Lehman Government/Corporate Intermediate Bond Index and the 90-Day Treasury Bill Index


         LEHMAN GOVERNMENT/                         THE GOVERNMENT STREET BOND FUND:
         ------------------                         --------------------------------
  CORPORATE INTERMEDIATE BOND INDEX:
  ---------------------------------

                 QTRLY                                                          QTRLY
 DATE           RETURN       BALANCE                DATE           RETURN      BALANCE
 ----           ------       -------                ----           ------      -------
03/31/92                      10,000              03/31/92                      10,000
06/30/92         3.96%        10,396              06/30/92          3.18%       10,318
09/30/92         4.41%        10,854              09/30/92          4.36%       10,767
12/31/92        -0.36%        10,815              12/31/92         -0.68%       10,694
03/31/93         3.98%        11,246              03/31/93          4.28%       11,152
06/30/93         2.16%        11,489              06/30/93          1.99%       11,374
09/30/93         2.26%        11,748              09/30/93          2.48%       11,657
12/31/93         0.17%        11,768              12/31/93         -0.18%       11,636
03/31/94        -2.03%        11,529              03/31/94         -2.38%       11,359
06/30/94        -0.60%        11,460              06/30/94         -0.72%       11,277
09/30/94         0.82%        11,554              09/30/94          0.70%       11,356
12/31/94        -0.11%        11,542              12/31/94         -0.30%       11,323
03/31/95         4.39%        12,048              03/31/95          4.46%       11,827
06/30/95         5.00%        12,650              06/30/95          5.24%       12,447
09/30/95         1.66%        12,859              09/30/95          1.44%       12,626
12/31/95         3.52%        13,312              12/31/95          3.54%       13,073
03/31/96        -0.83%        13,201              03/31/96         -0.99%       12,943
06/30/96         0.63%        13,284              06/30/96          0.61%       13,022
09/30/96         1.78%        13,521              09/30/96          1.73%       13,248
12/31/96         2.45%        13,852              12/31/96          2.30%       13,552
03/31/97        -0.11%        13,837              03/31/97         -0.10%       13,538
06/30/97         2.95%        14,245              06/30/97          2.90%       13,931
09/30/97         2.70%        14,629              09/30/97          2.76%       14,315
12/31/97         2.14%        14,942              12/31/97          2.09%       14,614
03/31/98         1.56%        15,176              03/31/98          1.55%       14,840
06/30/98         1.88%        15,461              06/30/98          1.87%       15,118
09/30/98         4.49%        16,155              09/30/98          3.77%       15,688
12/31/98         0.29%        16,202              12/31/98          0.07%       15,699
03/31/99        -0.19%        16,171              03/31/99         -0.39%       15,638
06/30/99        -0.40%        16,106              06/30/99         -1.24%       15,444
09/30/99         0.92%        16,255              09/30/99          0.67%       15,548
12/31/99         0.05%        16,263              12/31/99         -0.05%       15,540
03/31/00         1.50%        16,507              03/31/00          1.31%       15,743
06/30/00         1.69%        16,786              06/30/00          1.64%       16,001
09/30/00         2.88%        17,269              09/30/00          3.09%       16,495
12/31/00         3.70%        17,908              12/31/00          3.86%       17,132
03/31/01         3.40%        18,517              03/31/01          3.14%       17,671
06/30/01         0.67%        18,641              06/30/01          0.54%       17,767
09/30/01         4.61%        19,500              09/30/01          4.29%       18,529
12/31/01         0.09%        19,518              12/31/01         -0.06%       18,518
03/31/02        -0.23%        19,473              03/31/02          0.08%       18,532


                  90 DAY TREASURY BILL INDEX:
                  ---------------------------

                              QTRLY
         DATE                RETURN              BALANCE
         ----                ------              -------
       03/31/92                                   10,000
       06/30/92               1.10%               10,110
       09/30/92               1.01%               10,212
       12/31/92               0.77%               10,291
       03/31/93               0.78%               10,370
       06/30/93               0.77%               10,451
       09/30/93               0.82%               10,536
       12/31/93               0.78%               10,619
       03/31/94               0.77%               10,700
       06/30/94               0.96%               10,803
       09/30/94               1.08%               10,919
       12/31/94               1.33%               11,064
       03/31/95               1.50%               11,230
       06/30/95               1.50%               11,398
       09/30/95               1.42%               11,561
       12/31/95               1.47%               11,731
       03/31/96               1.23%               11,875
       06/30/96               1.29%               12,028
       09/30/96               1.38%               12,195
       12/31/96               1.30%               12,353
       03/31/97               1.28%               12,511
       06/30/97               1.36%               12,681
       09/30/97               1.34%               12,851
       12/31/97               1.25%               13,012
       03/31/98               1.30%               13,181
       06/30/98               1.29%               13,352
       09/30/98               1.42%               13,541
       12/31/98               1.13%               13,693
       03/31/99               1.06%               13,838
       06/30/99               1.20%               14,003
       09/30/99               1.27%               14,181
       12/31/99               1.25%               14,357
       03/31/00               1.40%               14,558
       06/30/00               1.52%               14,778
       09/30/00               1.51%               15,001
       12/31/00               1.63%               15,245
       03/31/01               1.51%               15,474
       06/30/01               1.12%               15,648
       09/30/01               1.08%               15,817
       12/31/01               0.64%               15,918
       03/31/02               0.43%               15,986



----------------------------------------
|  The Government Street Bond Fund     |
|   Average Annual Total Returns (a)   |
|  (for periods ended March 31, 2002)  |
|                                      |
|  1 Year     5 Years     10 Years     |
|   4.88%      6.48%       6.37%       |
----------------------------------------

   Past performance is not predictive of future performance.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund redemptions or the redemption of fund shares.


                         THE ALABAMA TAX FREE BOND FUND

Comparison  of the Change in Value of a $10,000  Investment  in The  Alabama Tax
Free Bond Fund, the Lehman 7-Year G.O.  Municipal Bond Index,  the Lehman 3-Year
Municipal Bond Index and the Lipper Intermediate Municipal Fund Index

LEHMAN 3-YEAR MUNICIPAL BOND INDEX:                  THE ALABAMA TAX FREE BOND FUND:
-----------------------------------                  -------------------------------

                 QTRLY                                                          QTRLY
  DATE          RETURN       BALANCE                DATE           RETURN      BALANCE
  ----          ------       -------                ----           ------      -------
01/15/93                      10,000              01/15/93                      10,000
03/31/93         1.68%        10,168              03/31/93          0.96%       10,096
06/30/93         1.50%        10,321              06/30/93          2.81%       10,380
09/30/93         1.42%        10,467              09/30/93          2.79%       10,670
12/31/93         1.14%        10,586              12/31/93          1.05%       10,781
03/31/94        -1.34%        10,445              03/31/94         -3.17%       10,440
06/30/94         1.09%        10,558              06/30/94          0.63%       10,506
09/30/94         0.93%        10,657              09/30/94          0.54%       10,562
12/31/94         0.01%        10,658              12/31/94         -1.17%       10,439
03/31/95         2.81%        10,957              03/31/95          4.67%       10,927
06/30/95         2.12%        11,189              06/30/95          2.68%       11,219
09/30/95         2.14%        11,428              09/30/95          2.14%       11,459
12/31/95         1.54%        11,603              12/31/95          2.41%       11,735
03/31/96         0.56%        11,668              03/31/96         -0.36%       11,693
06/30/96         0.81%        11,763              06/30/96          0.26%       11,724
09/30/96         1.32%        11,918              09/30/96          1.68%       11,921
12/31/96         1.68%        12,118              12/31/96          2.16%       12,178
03/31/97         0.41%        12,168              03/31/97         -0.31%       12,140
06/30/97         1.85%        12,393              06/30/97          2.45%       12,437
09/30/97         1.71%        12,605              09/30/97          2.03%       12,690
12/31/97         1.42%        12,784              12/31/97          2.02%       12,947
03/31/98         1.03%        12,916              03/31/98          0.74%       13,043
06/30/98         1.13%        13,061              06/30/98          1.15%       13,193
09/30/98         1.98%        13,320              09/30/98          2.59%       13,535
12/31/98         0.97%        13,449              12/31/98          0.57%       13,612
03/31/99         1.11%        13,599              03/31/99          0.36%       13,661
06/30/99        -0.44%        13,539              06/30/99         -1.63%       13,437
09/30/99         1.00%        13,674              09/30/99          0.30%       13,477
12/31/99         0.29%        13,714              12/31/99          0.00%       13,478
03/31/00         1.01%        13,852              03/31/00          1.71%       13,708
06/30/00         1.39%        14,045              06/30/00          1.21%       13,873
09/30/00         1.61%        14,271              09/30/00          1.89%       14,136
12/31/00         2.09%        14,569              12/31/00          3.15%       14,582
03/31/01         2.62%        14,951              03/31/01          2.20%       14,902
06/30/01         1.21%        15,132              06/30/01          0.47%       14,972
09/30/01         2.37%        15,490              09/30/01          2.27%       15,312
12/31/01         0.24%        15,528              12/31/01         -0.61%       15,218
03/31/02         0.51%        15,607              03/31/02          0.47%       15,290



LEHMAN 7-YEAR G.O.MUNICIPAL BOND INDEX:        LIPPER INTERMEDIATE MUNICIPAL FUND INDEX
---------------------------------------        ----------------------------------------

                 QTRLY                                             QTRLY
 DATE           RETURN       BALANCE               DATE            RETURN      BALANCE
 ----           ------       -------               ----            ------      -------
01/15/93                     10,0000               1/15/93                      10,000
03/31/93         2.55%        10,255              03/31/93          2.64%       10,264
06/30/93         2.85%        10,547              06/30/93          2.51%       10,522
09/30/93         2.93%        10,856              09/30/93          2.90%       10,827
12/31/93         1.36%        11,004              12/31/93          1.18%       10,955
03/31/94        -4.33%        10,527              03/31/94         -3.89%       10,529
06/30/94         1.38%        10,673              06/30/94          0.92%       10,626
09/30/94         0.77%        10,755              09/30/94          0.59%       10,689
12/31/94        -1.00%        10,647              12/31/94         -1.12%       10,569
03/31/95         5.42%        11,224              03/31/95          4.98%       11,095
06/30/95         2.69%        11,526              06/30/95          2.25%       11,344
09/30/95         3.29%        11,905              09/30/95          2.40%       11,617
12/31/95         2.46%        12,198              12/31/95          2.68%       11,928
03/31/96        -0.21%        12,172              03/31/96         -0.54%       11,863
06/30/96         0.29%        12,208              06/30/96          0.44%       11,916
09/30/96         1.88%        12,437              09/30/96          1.83%       12,135
12/31/96         2.57%        12,757              12/31/96          2.20%       12,402
03/31/97        -0.15%        12,738              03/31/97         -0.02%       12,399
06/30/97         2.78%        13,092              06/30/97          2.64%       12,727
09/30/97         2.67%        13,441              09/30/97          2.45%       13,039
12/31/97         2.19%        13,736              12/31/97          2.16%       13,320
03/31/98         1.15%        13,894              03/31/98          0.96%       13,448
06/30/98         1.12%        14,049              06/30/98          1.22%       13,612
09/30/98         3.34%        14,518              09/30/98          2.78%       13,989
12/31/98         0.63%        14,610              12/31/98          0.57%       14,069
03/31/99         0.79%        14,725              03/31/99          0.56%       14,147
06/30/99        -1.64%        14,484              06/30/99         -1.67%       13,910
09/30/99         0.80%        14,600              09/30/99          0.06%       13,919
12/31/99        -0.09%        14,587              12/31/99         -0.31%       13,875
03/31/00         1.51%        14,807              03/31/00          1.76%       14,120
06/30/00         1.66%        15,053              06/30/00          1.21%       14,291
09/30/00         2.25%        15,391              09/30/00          2.09%       14,590
12/31/00         3.37%        15,910              12/31/00          3.35%       15,079
03/31/01         2.57%        16,319              03/31/01          2.26%       15,419
06/30/01         0.73%        16,438              06/30/01          0.74%       15,534
09/30/01         2.75%        16,890              09/30/01          2.59%       15,936
12/31/01        -0.93%        16,733              12/31/01         -0.84%       15,802
03/31/02         0.95%        16,892              03/31/02          0.72%       15,916



----------------------------------------
|  The Alabama Tax Free Bond Fund      |
|   Average Annual Total Returns (a)   |
|  (for periods ended March 31, 2002)  |
|                                      |
|  1 Year     5 Years  Since Inception*|
|   2.61%      4.72%       4.72%       |
----------------------------------------

    Past performance is not predictive of future performance.

*Initial public offering of shares was January 15, 1993.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund redemptions or the redemption of fund shares.


THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2002
===========================================================================================
                                             GOVERNMENT        GOVERNMENT        ALABAMA
                                               STREET            STREET         TAX FREE
                                               EQUITY             BOND            BOND
                                                FUND              FUND            FUND
-------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
  At acquisition cost ...................   $  74,056,278    $  52,912,389    $  30,734,223
                                            =============    =============    =============
  At value (Note 1) .....................   $ 105,658,990    $  53,600,647    $  31,263,987
Cash ....................................          15,525             --               --
Dividends and interest receivable .......          96,424          711,573          392,741
Receivable for capital shares sold ......           3,635             --                119
Other assets ............................           4,303            6,874            1,600
                                            -------------    -------------    -------------
  TOTAL ASSETS ..........................     105,778,877       54,319,094       31,658,447
                                            -------------    -------------    -------------

LIABILITIES
Bank overdraft ..........................            --               --              1,687
Dividends payable .......................           1,907           11,970           30,176
Payable for investment securities
purchased ...............................            --            520,996             --
Payable for capital shares redeemed .....           5,407           71,484            7,675
Accrued investment advisory
fees (Note 3) ...........................          53,528           22,786            6,498
Accrued administration fees (Note 3) ....          10,500            3,400            3,900
Other accrued expenses and liabilities ..           6,948             --              5,070
                                            -------------    -------------    -------------
  TOTAL LIABILITIES .....................          78,290          630,636           55,006
                                            -------------    -------------    -------------

NET ASSETS ..............................   $ 105,700,587    $  53,688,458    $  31,603,441
                                            =============    =============    =============


Net assets consist of:
Paid-in capital .........................   $  74,829,623    $  54,332,671    $  31,293,163
Undistributed net investment
 income (loss) ..........................          10,074         (346,923)          27,055
Accumulated net realized losses
 from security transactions .............        (741,822)        (985,548)        (246,541)
Net unrealized appreciation
 on investments .........................      31,602,712          688,258          529,764
                                            -------------    -------------    -------------

Net assets ..............................   $ 105,700,587    $  53,688,458    $  31,603,441
                                            =============    =============    =============


Shares of beneficial interest outstanding
(unlimited number of shares authorized,
 no par value) ..........................       2,320,309        2,587,254        3,038,888
                                            =============    =============    =============


Net asset value, offering price and
 redemption price per share (Note 1) ....   $       45.55    $       20.75    $       10.40
                                            =============    =============    =============


See accompanying notes to financial statements.


THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2002
============================================================================================
                                               GOVERNMENT        GOVERNMENT        ALABAMA
                                                 STREET            STREET         TAX FREE
                                                 EQUITY             BOND            BOND
                                                  FUND              FUND            FUND
--------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest ................................   $      69,954    $   2,961,402    $   1,370,155
 Dividends ...............................       1,187,535           16,691           19,329
                                             -------------    -------------    -------------
   TOTAL INVESTMENT INCOME ...............       1,257,489        2,978,093        1,389,484
                                             -------------    -------------    -------------

EXPENSES
 Investment advisory fees (Note 3) .......         594,837          258,594          104,107
 Administration fees (Note 3) ............         117,880           38,793           43,465
 Trustees' fees and expenses .............          12,296           12,296           12,296
 Professional fees .......................          12,423           12,423           10,223
 Custodian fees ..........................          16,264           11,977            5,703
 Printing of shareholder reports .........          13,172            8,570            7,690
 Pricing costs ...........................           4,099            8,939           15,136
 Registration fees .......................           6,910            5,271            2,279
 Insurance expense .......................           5,624            3,103            2,034
 Other expenses ..........................          11,098              889            7,961
                                             -------------    -------------    -------------
  TOTAL EXPENSES .........................         794,603          360,855          210,894
Fees waived by the Adviser
 (Note 3) ................................            --               --            (17,551)
                                             -------------    -------------    -------------
  NET EXPENSES ...........................         794,603          360,855          193,343
                                             -------------    -------------    -------------

NET INVESTMENT INCOME ....................         462,886        2,617,238        1,196,141
                                             -------------    -------------    -------------

REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
 Net realized losses
   from security transactions ............        (435,006)         (11,251)          (2,316)
 Net change in unrealized appreciation/
  depreciation on investments ............       1,370,223         (192,422)        (482,278)
                                             -------------    -------------    -------------

NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS .................         935,217         (203,673)        (484,594)
                                             -------------    -------------    -------------

NET INCREASE IN NET ASSETS
 FROM OPERATIONS .........................   $   1,398,103    $   2,413,565    $     711,547
                                             =============    =============    =============


See accompanying notes to financial statements.


THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
====================================================================================================================================
                                              GOVERNMENT STREET             GOVERNMENT STREET               ALABAMA TAX FREE
                                                  EQUITY FUND                    BOND FUND                      BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                            YEAR           YEAR             YEAR           YEAR             YEAR            YEAR
                                            ENDED          ENDED            ENDED          ENDED            ENDED,          ENDED
                                          MARCH 31,      MARCH 31,        MARCH 31,      MARCH 31,         MARCH 31,      MARCH 31,
                                            2002           2001             2002            2001             2002            2001
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
 Net investment income ..............  $   462,886   $     403,604   $   2,617,238   $   2,892,753    $   1,196,141   $   1,095,801
 Net realized gains (losses)
  from security transactions ........     (435,006)       (257,862)        (11,251)        (76,233)          (2,316)          2,045
 Net realized gains from
  in-kind redemptions (Note 1) ......         --         4,113,813            --              --               --              --
 Net change in unrealized appreciation/
  depreciation on investments .......    1,370,223     (28,905,747)       (192,422)      2,667,352         (482,278)      1,060,080
                                         ---------     -----------     -----------      ----------       ----------     -----------
Net increase (decrease)
 in net assets from operations ......    1,398,103     (24,646,192)      2,413,565       5,483,872          711,547       2,157,926
                                         ---------     -----------     -----------      ----------       ----------     -----------

DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income .........     (458,503)       (397,913)     (2,838,825)     (2,892,753)      (1,190,607)     (1,095,801)
                                         ---------     -----------     -----------      ----------       ----------     -----------


FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold ..........   18,667,794      27,166,620       9,467,270       9,584,714        5,283,250       3,864,419
 Net asset value of shares issued in
  reinvestment of distributions
   to shareholders ..................      449,835         389,787       2,669,150       2,718,435          976,448         921,229
Payments for shares redeemed ........   (9,867,501)    (23,448,065)     (7,202,487)    (10,870,274)      (2,267,886)       (805,424)
                                         ---------     -----------     -----------      ----------       ----------     -----------
Net increase in net assets from
 capital share transactions .........    9,250,128       4,108,342       4,933,933       1,432,875        3,991,812       3,980,224
                                         ---------     -----------     -----------      ----------       ----------     -----------

TOTAL INCREASE (DECREASE)
 IN NET ASSETS ......................   10,189,728     (20,935,763)      4,508,673       4,023,994        3,512,752       5,042,349

NET ASSETS
 Beginning of year ..................   95,510,859     116,446,622      49,179,785      45,155,791       28,090,689      23,048,340
                                       -----------     -----------     -----------      ----------       ----------     -----------
 End of year ........................  105,700,587   $  95,510,859   $  53,688,458   $  49,179,785    $  31,603,441   $  28,090,689
                                       ===========     ===========     ===========      ==========       ==========     ===========
UNDISTRIBUTED NET
INVESTMENT INCOME (LOSS) ............       10,074   $       5,691    $ ( 346,923)   $        --      $      27,055   $        --
                                       ===========     ===========     ===========      ==========       ==========     ===========


CAPITAL SHARE ACTIVITY
Sold ................................      414,359         493,613         449,373         473,903          499,453         376,482
Reinvested ..........................       10,185           7,636         126,981         134,746           92,663          89,520
Redeemed ............................     (220,346)       (425,503)       (342,610)       (536,618)        (215,589)        (78,535)
                                         ---------     -----------     -----------      ----------       ----------     -----------
Net increase in shares
outstanding .........................      204,198          75,746         233,744          72,031          376,527         387,467
Shares outstanding, beginning
of year .............................    2,116,111       2,040,365       2,353,510       2,281,479        2,662,361       2,274,894
                                         ---------     -----------     -----------      ----------       ----------     -----------
Shares outstanding, end of year .....    2,320,309       2,116,111       2,587,254       2,353,510        3,038,888       2,662,361
                                       ===========     ===========     ===========      ==========       ==========     ===========


See accompanying notes to financial statements.


THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================
                             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------
                                                                YEARS ENDED MARCH 31,
-------------------------------------------------------------------------------------------------------------
                                          2002         2001           2000            1999           1998
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning
of year ............................   $  45.14     $  57.07      $   48.10        $  43.79       $  32.59
                                       --------     --------      ---------        --------       --------

Income (loss) from investment
  operations:
 Net investment income .............       0.21         0.19           0.18            0.27           0.32
 Net realized and unrealized
  gains (losses) on investments.....       0.41       (11.93)          9.39            6.01          12.28
                                       --------     --------      ---------        --------       --------
Total from investment operations....       0.62       (11.74)          9.57            6.28          12.60
                                       --------     --------      ---------        --------       --------

Less distributions:
 Dividends from net
  investment income ................      (0.21)       (0.19)         (0.18)          (0.27)         (0.32)
 Distributions from net
  realized gains ...................       --           --            (0.42)          (1.70)         (1.08)
                                       --------     --------      ---------        --------       --------
Total distributions ................      (0.21)       (0.19)         (0.60)          (1.97)         (1.40)
                                       --------     --------      ---------        --------       --------

Net asset value at end of year .....   $  45.55     $  45.14      $   57.07        $  48.10       $  43.79
                                       ========     ========      =========        ========       ========

Total return .......................       1.38%      (20.61%)        19.93%          14.81%         39.31%
                                       ========     ========      =========        ========       ========


Net assets at end of year (000's) ..   $105,701     $ 95,511      $ 116,447      $   90,707     $   75,643
                                       ========     ========      =========        ========       ========


Ratio of expenses to average
  net assets .......................       0.80%        0.80%          0.83%           0.85%          0.86%

Ratio of net investment income
  to average net assets ............       0.47%        0.36%          0.35%           0.61%          0.82%

Portfolio turnover rate ............         17%          11%            17%             22%            18%


See accompanying notes to financial statements.



THE GOVERNMENT STREET BOND FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================
                             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------
                                                               YEARS ENDED MARCH 31,
-------------------------------------------------------------------------------------------------------------
                                        2002(a)        2001        2000          1999           1998
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning
 of year............................$     20.90   $    19.79 $     20.90     $    21.06     $    20.47
                                      ---------    ---------   ---------      ---------       --------

Income (loss) from investment
 operations:
 Net investment income .............       1.07         1.23        1.23           1.27           1.32
 Net realized and unrealized
  gains (losses) on investments ....      (0.06)        1.11       (1.11)         (0.16)          0.60
                                      ---------    ---------   ---------      ---------       --------
Total from investment operations ...       1.01         2.34        0.12           1.11           1.92
                                      ---------    ---------   ---------      ---------       --------

Dividends from net investment
 income ............................      (1.16)       (1.23)      (1.23)         (1.27)         (1.33)
                                      ---------    ---------   ---------      ---------       --------

Net asset value at end of year .....$     20.75   $    20.90 $     19.79     $    20.90     $    21.06
                                      =========    =========   =========      =========       ========


Total return .......................       4.88%       12.25%       0.67%          5.38%          9.61%
                                      =========    =========   =========      =========       ========

Net assets at end of
 year (000's) ......................$    53,688   $   49,180 $    45,156     $   43,041     $   36,908
                                      =========    =========   =========      =========       ========


Ratio of expenses to average
 net assets ........................       0.70%        0.69%       0.70%          0.73%          0.74%

Ratio of net investment income
 to average net assets .............       5.06%        6.12%       6.12%          6.01%          6.35%

Portfolio turnover rate ............         18%           9%         20%            17%            10%


(a) As required, effective April 1, 2001, the Fund has adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the net investment income per share would have been $1.16 and the ratio of net investment income to average net assets would have been 5.50%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

See accompanying notes to financial statements.


THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================
                             SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------
                                                                 YEARS ENDED MARCH 31,
-------------------------------------------------------------------------------------------------------------
                                        2002(a)        2001         2000          1999         1998
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning
 of year............................$     10.55   $    10.13   $   10.54     $    10.49     $    10.18
                                      ---------    ---------   ---------      ---------      ---------

Income (loss) from investment
 operations:
 Net investment income..............       0.42         0.44        0.44           0.44           0.44
 Net realized and unrealized
  gains (losses) on investments.....      (0.15)        0.42       (0.41)          0.05           0.31
                                      ---------    ---------   ---------      ---------      ---------
Total from investment
 operations.........................       0.27         0.86        0.03           0.49           0.75
                                      ---------    ---------   ---------      ---------      ---------

Dividends from net investment
 income.............................      (0.42)       (0.44)      (0.44)         (0.44)         (0.44)
                                      ---------    ---------   ---------      ---------      ---------

Net asset value at end
of year ............................$     10.40   $    10.55 $     10.13     $    10.54     $    10.49
                                      =========    =========   =========      =========      =========


Total return .......................       2.61%        8.71%       0.34%          4.73%          7.44%
                                      =========    =========   =========      =========      =========


Net assets at end of
 year (000's).......................$    31,603   $   28,091 $    23,048     $   21,560     $   19,938
                                      =========    =========   =========      =========      =========


Ratio of net expenses to
 average net assets(b)..............       0.65%        0.65%       0.65%          0.65%          0.65%

Ratio of net investment income
 to average net assets..............       4.02%        4.29%       4.32%          4.16%          4.19%

Portfolio turnover rate ............         10%           6%         19%             7%             2%



(a) As required, effective April 1, 2001, the Fund has adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Had the Fund not adopted this new provision, the ratio of net investment income to average net assets would have been 4.00%. Per share data and ratios prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been 0.71%, 0.71%, 0.72%, 0.76%, and 0.75% for the years ended March 31, 2002, 2001, 2000, 1999 and 1998, respectively (Note 3).

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2002
================================================================================
    SHARES       COMMON STOCKS -- 96.5%                                   VALUE
--------------------------------------------------------------------------------
                 CONSUMER DISCRETIONARY-- 13.0%
     7,000       Applebee's International, Inc. ................      $  254,100
    21,000       Circuit City Stores -
                 Circuit City Group ............................         378,840
    11,000       Comcast Corporation - Class A (a) .............         367,950
    10,000       Cooper Tire & Rubber Company ..................         216,500
    15,000       Costco Wholesale Corporation (a) ..............         597,300
     9,387       Delphi Corporation ............................         150,098
     6,000       Dow Jones & Company, Inc. .....................         349,320
    10,000       Harrah's Entertainment, Inc.(a) ...............         442,600
    25,000       Hasbro, Inc. ..................................         395,500
    49,500       Home Depot, Inc. ..............................       2,406,195
    15,000       Johnson Controls, Inc. ........................       1,324,650
     5,000       KB HOME .......................................         217,000
    12,000       Legget & Platt, Inc. ..........................         297,600
     3,500       Maytag Corporation ............................         154,875
     3,000       NIKE, Inc. - Class B ..........................         180,030
     5,500       Omnicom Group, Inc. ...........................         519,200
    15,000       Radioshack Corporation ........................         450,600
     6,000       Russell Corporation ...........................          89,400
    22,000       Target Corporation ............................         948,640
    26,000       Viacom, Inc. - Class A (a) ....................       1,263,600
    34,000       Wal-Mart Stores, Inc. .........................       2,083,860
    30,000       Walt Disney Co. (The) .........................         692,400
                                                                      ----------
                                                                      13,780,258
                                                                     -----------
                 CONSUMER STAPLES-- 8.7%
    18,000       Anheuser-Busch Companies, Inc. ................         939,600
    34,200       Archer-Daniels-Midland Company ................         476,406
    18,000       Avon Products, Inc. ...........................         977,760
    12,000       Clorox Company (The) ..........................         523,560
    40,000       Coca-Cola Enterprises, Inc. ...................         751,200
     6,000       Hershey Foods Corporation .....................         411,240
    10,000       Kimberly Clark Corporation ....................         646,500
    12,000       PepsiCo, Inc. .................................         618,000
    11,000       Philip Morris Companies, Inc. .................         579,370
    13,000       Procter & Gamble Company ......................       1,171,170
    16,000       Safeway, Inc. (a) .............................         720,320
    14,000       SYSCO Corporation .............................         417,480
    25,000       Walgreen Company ..............................         979,750
                                                                      ----------
                                                                       9,212,356
                                                                      ----------
                 ENERGY-- 5.5%
    10,150       Apache Corporation ............................         577,332
    33,082       BP PLC - ADR ..................................       1,756,654
    13,000       ChevronTexaco Corporation .....................       1,173,510
    31,300       Exxon Mobil Corporation .......................       1,371,879
    22,000       Nabors Industries, Inc. (a) ...................         929,500
                                                                      ----------
                                                                       5,808,875
                                                                      ----------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES       COMMON STOCKS -- 96.5% (Continued)                     VALUE
--------------------------------------------------------------------------------
                 FINANCIALS-- 16.7%
    45,000       AFLAC, Inc. ...................................      $1,327,500
    12,000       Aegon N.V .....................................         293,280
    30,000       American Express Company ......................       1,228,800
    16,000       American International Group, Inc. ............       1,154,240
    30,000       Charles Schwab Corporation ....................         392,700
    10,000       Cincinnati Financial Corporation ..............         436,600
    33,833       Citigroup, Inc. ...............................       1,675,410
    10,000       DIAMONDS Trust, Series I ......................       1,037,500
    14,000       Fifth Third Bancorp ...........................         944,720
    32,000       FleetBoston Financial Corporation .............       1,120,000
    20,000       Freddie Mac ...................................       1,267,400
    12,000       Marsh & McLennan Companies, Inc. ..............       1,352,880
    22,000       MBNA Corporation ..............................         848,540
    30,000       Mellon Financial Corporation ..................       1,157,700
    33,000       Synovus Financial Corporation .................       1,005,840
     7,000       USA Education, Inc. ...........................         684,600
    75,000       U.S. Bancorp ..................................       1,692,750
                                                                      ----------
                                                                      17,620,460
                                                                      ----------
                 HEALTHCARE-- 14.7%
     4,000       Amgen, Inc. (a) ...............................         238,720
    34,000       Becton, Dickinson & Company ...................       1,282,480
    33,750       Biomet, Inc. ..................................         913,275
    40,000       Cardinal Health, Inc. .........................       2,835,600
    24,000       Elan Corporation (a) ..........................         333,840
    17,000       Eli Lilly & Company ...........................       1,295,400
    13,500       Guidant Corporation(a) ........................         584,820
    13,000       Healthsouth Corporation(a) ....................         186,550
    10,000       Henry Schein, Inc. (a) ........................         440,500
    30,000       Johnson & Johnson .............................       1,948,500
    24,900       Merck & Company ...............................       1,433,742
    36,000       Pfizer, Inc. ..................................       1,430,640
    40,000       Schering-Plough Corporation ...................       1,252,000
    17,500       UnitedHealth Group, Inc. ......................       1,337,350
                                                                      ----------
                                                                      15,513,417
                                                                     -----------
                 INDUSTRIALS-- 10.0%
    22,200       Automatic Data Processing, Inc. ...............       1,293,594
    13,000       Caterpillar, Inc. .............................         739,050
     5,000       Emerson Electric Company ......................         286,950
    12,000       General Dynamics Corporation ..................       1,127,400
    63,000       General Electric Company ......................       2,359,350
     7,000       Ingersoll-Rand Company - Class A ..............         350,140
     9,500       Masco Corporation .............................         260,775
     8,000       Mueller Industries, Inc. (a) ..................         279,920
    18,000       Pall Corporation ..............................         368,820
    14,000       Paychex, Inc. .................................         555,800
    12,000       Quanta Services, Inc. (a) .....................         207,480
     5,118       SPX Corporation (a) ...........................         724,606
    40,786       Tyco International, Ltd. ......................       1,318,204
     5,000       Union Pacific Corporation .....................         310,700
    15,000       Waste Management, Inc. ........................         408,750
                                                                      ----------
                                                                      10,591,539
                                                                     -----------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES       COMMON STOCKS -- 96.5% (Continued)                      VALUE
--------------------------------------------------------------------------------
                 INFORMATION TECHNOLOGY-- 15.7%
    25,000       ADC Telecommunications, Inc.(a) ...............      $  101,750
    25,000       Adobe Systems, Inc. ...........................       1,007,250
     2,479       Agilent Technologies, Inc.(a) .................          86,666
    13,500       Applied Materials, Inc.(a) ....................         732,645
    13,200       Broadcom Corporation - Class A(a) .............         473,880
     9,000       Celestica, Inc.(a) ............................         326,340
    60,000       Cisco Systems, Inc.(a) ........................       1,015,800
    24,500       Computer Sciences Corporation(a) ..............       1,243,375
    12,000       Dell Computer Corporation(a) ..................         313,320
     9,500       Electronic Data Systems Corporation ...........         550,905
    30,000       EMC Corporation(a) ............................         357,600
    10,500       Harmonic, Inc.(a) .............................         121,800
    14,000       Hewlett-Packard Company .......................         251,160
    14,200       Inktomi Corporation(a) ........................          48,990
    59,100       Intel Corporation .............................       1,797,231
    11,000       International Business Machines Corporation ...       1,144,000
    15,500       JDS Uniphase Corporation (a) ..................          91,295
    15,000       Kemet Corporation (a) .........................         290,550
     6,000       Kla-Tencor Corporation(a) .....................         399,000
    10,500       Lexmark International Group, Inc.(a) ..........         600,390
    17,000       Macromedia, Inc.(a) ...........................         347,140
    31,000       Microsoft Corporation(a) ......................       1,869,610
    17,000       Motorola, Inc. ................................         241,400
    32,000       Nortel Networks Corporation(a) ................         143,680
    36,000       Scientific-Atlanta, Inc. ......................         831,600
    17,000       Symbol Technologies, Inc. .....................         191,080
    11,500       Teradyne, Inc.(a) .............................         453,445
    16,000       Titan Corporation(a) ..........................         330,400
    20,000       Waters Corporation (a) ........................         559,400
    16,000       Xilinx, Inc.(a) ...............................         637,760
                                                                      ----------
                                                                      16,559,462
                                                                     -----------
                 MATERIALS--- 4.6%
    24,000       Alcoa, Inc. ...................................         905,760
    15,000       du Pont (E.I.) de Nemours and Company .........         707,250
    13,000       Florida Rock Industries, Inc. .................         517,920
    12,000       General Cable Corporation .....................         171,360
    16,955       International Paper Company ...................         729,235
    10,000       Newmont Mining Corporation ....................         276,900
    10,000       Sealed Air Corporation (a) ....................         470,800
    20,000       Valspar Corporation ...........................         941,200
     7,000       Worthington Industries, Inc. ..................         107,520
                                                                      ----------
                                                                       4,827,945
                                                                      ----------
                 REAL ESTATE INVESTMENT TRUSTS-- 0.8%
    15,200       Colonial Properties Trust .....................         523,640
    10,000       Plum Creek Timber Co., Inc. ...................         297,100
                                                                      ----------
                                                                         820,740
                                                                     -----------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES       COMMON STOCKS -- 96.5% (Continued)                      VALUE
--------------------------------------------------------------------------------
                 TELECOMMUNICATIONS SERVICES-- 3.9%
    28,500       Bellsouth Corporation .........................      $1,050,510
    32,000       Nokia Corporation - ADR .......................         663,680
    59,900       SBC Communications, Inc. ......................       2,242,656
    22,000       Sprint Corporation (PCS Group) (a) ............         226,380
                                                                      ----------
                                                                       4,183,226
                                                                      ----------
                 UTILITIES-- 2.9%
    41,980       Duke Energy Corporation .......................       1,586,844
    17,373       Mirant Corporation (a) ........................         251,040
    45,000       Southern Company (The) ........................       1,192,050
                                                                      ----------
                                                                       3,029,934
                                                                      ----------

                 Total Common Stocks (Cost $70,345,500)             $101,948,212
                                                                     -----------

================================================================================
  PAR VALUE       COMMERCIAL PAPER -- 3.5%                              VALUE
--------------------------------------------------------------------------------
$  3,710,000      Galaxy Funding Corporation, 1.50%,
                   due 04/01/2002
                   (Cost $3,710,000)............................  $    3,710,000
                                                                     -----------

================================================================================
   SHARES         MONEY MARKETS -- 0.0%                                 VALUE
--------------------------------------------------------------------------------
    778           First American Treasury Obligation Fund -
                   Class S (Cost $778)..........................  $          778
                                                                     -----------

                  TOTAL INVESTMENTS AT VALUE-- 100.0%
                   (Cost $74,056,278)...........................  $  105,658,990

                  OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.0%.          41,597
                                                                     -----------

                  Net Assets-- 100.0%...........................  $  105,700,587
                                                                     ===========


(a) Non-income producing security.

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2002
================================================================================
  PAR VALUE      U.S. TREASURY AND AGENCY OBLIGATIONS-- 29.6%             VALUE
--------------------------------------------------------------------------------
                 U.S. TREASURY NOTES-- 8.5%
$  100,000       6.375%, due 08/15/2002 ........................      $  101,633
   175,000       6.25%, due 02/15/2003 .........................         180,421
   100,000       5.50%, due 03/31/2003 .........................         102,754
   850,000       5.75%, due 04/30/2003 .........................         876,695
   100,000       5.875%, due 02/15/2004 ........................         104,098
   925,000       5.875%, due 11/15/2005 ........................         965,685
   725,000       5.625%, due 02/15/2006 ........................         750,488
   100,000       6.625%, due 05/15/2007 ........................         107,320
   750,000       5.50%, due 02/15/2008 .........................         765,176
   100,000       5.625%, due 05/15/2008 ........................         102,441
   500,000       5.00%, due 02/15/2011 .........................         484,551
                                                                     -----------
                                                                       4,541,262
                                                                     -----------
                 FEDERAL FARM CREDIT BANK BONDS-- 0.9%
   500,000       6.00%, due 01/07/2008 .........................         510,397
                                                                     -----------

                 FEDERAL HOME LOAN BANK BONDS-- 10.6%
   500,000       7.57%, due 08/19/2004 .........................         537,351
   500,000       6.045%, due 12/10/2004 ........................         520,334
   500,000       6.345%, due 11/01/2005 ........................         523,325
 1,255,000       5.925%, due 04/09/2008 ........................       1,274,949
   500,000       5.52%, due 09/23/2008 .........................         494,754
 1,000,000       5.875%, due 02/15/2011 ........................         985,132
   500,000       5.75%, due 10/12/2011 .........................         479,302
   870,000       6.55%, due 07/02/2014 .........................         854,827
                                                                     -----------
                                                                       5,669,974
                                                                     -----------

                 FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS-- 9.6%
   500,000       6.63%, due 06/20/2005 .........................         528,017
 1,000,000       5.60%, due 08/15/2006 .........................       1,006,227
 1,000,000       7.125%, due 03/15/2007 ........................       1,077,954
   750,000       6.62%, due 06/25/2007 .........................         787,614
   750,000       6.08%, due 12/15/2010 .........................         750,321
   400,000       6.80%, due 08/27/2012 .........................         409,516
   600,000       6.875%, due 09/24/2012 ........................         616,947
                                                                     -----------
                                                                       5,176,596
                                                                     -----------


                 TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS
                  (Cost $15,864,874)                                $ 15,898,229
                                                                     -----------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE       MORTGAGE-BACKED SECURITIES -- 21.0%                     VALUE
--------------------------------------------------------------------------------
                 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-- 21.0%
$    6,717       Pool #15032, 7.50%, due 02/15/2007 ............      $    6,985
   253,051       Pool #438434, 6.50%, due 01/15/2013 ...........         258,942
   376,362       Pool #470177, 7.00%, due 03/15/2014 ...........         391,917
   308,294       Pool #518403, 7.00%, due 09/15/2014 ...........         321,035
     6,760       Pool #170784, 8.00%, due 12/15/2016 ...........           7,111
     5,677       Pool #181540, 8.00%, due 02/15/2017 ...........           5,972
   357,895       Pool #493659, 6.50%, due 12/15/2018 ...........         357,238
   255,837       Pool #476695, 6.50%, due 10/15/2023 ...........         255,367
   269,822       Pool #366710, 6.50%, due 02/15/2024 ...........         269,326
   310,526       Pool #453826, 7.25%, due 09/15/2027 ...........         320,246
   511,886       Pool #412360, 7.00%, due 11/15/2027 ...........         522,463
   337,941       Pool #454162, 7.00%, due 05/15/2028 ...........         344,924
   452,395       Pool #2617, 7.50%, due 07/20/2028 .............         468,765
   272,450       Pool #158794, 7.00%, due 09/15/2028 ...........         278,080
   303,410       Pool #486760, 6.50%, due 12/15/2028 ...........         302,852
   791,799       Pool #781096, 6.50%, due 12/15/2028 ...........         790,345
   823,263       Pool #781136, 7.00%, due 12/15/2028 ...........         840,275
   628,125       Pool #506618, 7.00%, due 03/15/2029 ...........         641,105
 1,620,623       Pool #536619, 6.50% due 09/15/2029 ............       1,617,648
   486,477       Pool #511562, 7.50%, due 07/15/2030 ...........         505,842
   945,991       Pool #448316, 6.50% due 04/15/2031 ............         944,254
   942,315       Pool #530606, 6.50% due 04/15/2031 ............         940,585
   850,493       Pool #545820, 7.00% due 06/15/2031 ............         868,068
                                                                     -----------

                 TOTAL MORTGAGE-BACKED SECURITIES
                  (Cost $11,258,709)                                $ 11,259,345
                                                                     -----------

================================================================================
 PAR VALUE       CORPORATE BONDS -- 39.5%                                VALUE
--------------------------------------------------------------------------------
                  FINANCE-- 20.1%
                  AmSouth Bancorp,
$  550,000          7.75%, due 05/15/2004 ......................      $  582,200
                                                                     -----------

                 Banc One Corporation,
   665,000          7.00%, due 07/15/2005 ......................         700,738
 1,000,000          6.875%, due 08/01/2006 .....................       1,045,612
                                                                     -----------
                                                                       1,746,350
                                                                     -----------

                 Bank of America Corporation,
   750,000          7.125%, due 03/01/2009 .....................         784,225
                                                                     -----------

                 Duke Capital Corporation,
 1,500,000          7.50%, due 10/01/2009 ......................       1,585,713
                                                                     -----------


                 Merrill Lynch & Company, Inc.,
   745,000          7.375%, due 08/17/2002 .....................         758,172
 1,000,000          7.00%, due 04/27/2008 ......................       1,045,488
                                                                     -----------
                                                                       1,803,660
                                                                     -----------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  PAR VALUE       CORPORATE BONDS -- 39.5% (Continued)                    VALUE
--------------------------------------------------------------------------------
                  FINANCE-- 20.1% (CONTINUED)
                  NationsBank,
$  550,000          7.625%, due 04/15/2005 .....................      $  585,337
                                                                     -----------

                  Regions Financial Corporation,
   350,000          7.80%, due 12/01/2002 ......................         360,766
                                                                     -----------

                  Salomon, Inc.,
   597,000          7.50%, due 02/01/2003 ......................         618,602
                                                                     -----------

                  Sears Roebuck Acceptance Corporation,
   700,000          6.00%, due 03/20/2003 ......................         715,239
                                                                     -----------

                  SouthTrust Bank of Alabama, N.A.,
   665,000          7.00%, due 11/15/2008 ......................         670,005
                                                                     -----------

                  Transamerica Financial Corporation,
 1,276,000          7.50%, due 03/15/2004 ......................       1,336,311
                                                                     -----------

                  TOTAL FINANCE CORPORATE BONDS                      $10,788,408
                                                                     -----------

                  INDUSTRIAL-- 14.1%
                  Coca-Cola Company,
   600,000          6.625%, due 08/01/2004 .....................         631,094
                                                                     -----------

                  Conoco, Inc.,
 1,000,000          6.35%, due 04/15/2009 ......................       1,000,931
                                                                     -----------

                  du Pont (E.I.) de Nemours and Company,
   425,000          6.75%, due 10/15/2002 ......................         434,465
                                                                     -----------

                  Ford Motor Company,
 1,000,000          7.25%, due 10/01/2008 ......................         989,051
                                                                     -----------

                  General Motors Corporation,
   565,000          7.10%, due 03/15/2006 ......................         575,246
                                                                     -----------

                  Hanson Overseas,
 1,100,000          7.375%, due 01/15/2003 .....................       1,129,252
                                                                     -----------

                  IBM Corporation,
 1,000,000          7.25%, due 11/01/2002 ......................       1,025,897
                                                                     -----------

                  Philip Morris Companies, Inc.,
   700,000          7.125%, due 10/01/2004 .....................         737,322
                                                                     -----------

                  Wal-Mart Stores, Inc.,
 1,000,000          7.50%, due 05/15/2004 ......................       1,067,358
                                                                     -----------

                  TOTAL INDUSTRIAL CORPORATE BONDS..............    $  7,590,616
                                                                     -----------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE        CORPORATE BONDS -- 39.5% (Continued)                  VALUE
--------------------------------------------------------------------------------
                  UTILITY-- 5.3%
                  AT&T Corporation,
$1,000,000          6.00%, due 03/15/2009 ......................      $  924,426
                                                                     -----------

                  BellSouth Corporation,
   750,000          7.75%, due 02/15/2010 ......................         811,253
                                                                     -----------

                  Emerson Electric Company,
   587,000          6.30%, due 11/01/2005 ......................         608,591
                                                                     -----------

                  Scana Corporation,
   500,000          6.05%, due 01/13/2003 ......................         510,233
                                                                     -----------

                  TOTAL UTILITY CORPORATE BONDS.................     $ 2,854,503
                                                                     -----------

                  TOTAL CORPORATE BONDS (Cost $20,663,239)......     $21,233,527
                                                                     -----------

================================================================================
   PAR VALUE      MUNICIPAL OBLIGATIONS-- 2.1%                          VALUE
--------------------------------------------------------------------------------
                  Alabama State Public School & College Auth.,
$  1,050,000        7.15%, due 09/01/2009 (Cost $1,025,703).....     $ 1,109,682

--------------------------------------------------------------------------------
   PAR VALUE      COMMERCIAL PAPER -- 7.6%                              VALUE
--------------------------------------------------------------------------------
$  2,099,000      Galaxy Funding Corporation, 1.50%,
                   due 04/01/2002                                   $  2,099,000
   2,000,000      U.S. Bancorp, 1.45%, due 04/01/2002                  2,000,000
                                                                     -----------

                  TOTAL COMMERCIAL PAPER (Cost $4,099,000)          $  4,099,000
                                                                     -----------

--------------------------------------------------------------------------------
    SHARES        MONEY MARKETS -- 0.0%                                 VALUE
--------------------------------------------------------------------------------
      864         First American Treasury Obligation Fund -
                    Class S (Cost $864).........................    $        864
                                                                     -----------

                  TOTAL INVESTMENTS AT VALUE-- 99.8%
                    (COST $52,912,389)..........................    $ 53,600,647

                  OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.2%..          87,811
                                                                     -----------

                  NET ASSETS-- 100.0%...........................    $ 53,688,458
                                                                     ===========


See accompanying notes to financial statements.

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2002
================================================================================
                 ALABAMA FIXED RATE REVENUE AND GENERAL
   PAR VALUE     OBLIGATION (GO) BONDS-- 93.5%                          VALUE
--------------------------------------------------------------------------------
                 Alabama Mental Health Finance Auth.
                  Special Tax,
$  515,000         5.00%, due 05/01/2006 .......................      $  536,424
                                                                      ----------

                 Alabama Special Care Facilities
                  Financing Auth., Birmingham, Rev.,
   500,000         4.50%, due 11/01/2009, ETM ..................         502,540
   400,000         5.375%, due 11/01/2012, ETM .................         414,072
                                                                      ----------
                                                                         916,612
                                                                      ----------
                 Alabama Special Care Facilities Financing
                  Auth. Mobile Hospital, Revenue,
   250,000         4.50%, due 11/01/2010, ETM ..................         252,355
                                                                      ----------

                 Alabama State, GO,
   100,000         5.70%, due 12/01/2002 .......................         101,309
                                                                      ----------

                 Alabama State Industrial Access Road &
                  Bridge Corp., GO,
   100,000         5.25%, due 06/01/2003 .......................         102,881
                                                                      ----------

                 Alabama State Municipal Electric Authority
                  Power-Supply Rev.,
   100,000         5.00%, due 09/01/2004 .......................         104,291
                                                                      ----------

                 Alabama State Public School & College Auth.,
                  Capital Improvements, Rev.,
   275,000         5.25%, due 11/01/2005 .......................         289,921
   305,000         5.00%, due 12/01/2005 .......................         320,622
   300,000         5.00%, due 02/01/2010 .......................         310,602
   200,000         5.125%, due 11/01/2010 ......................         209,398
   350,000         5.00%, due 11/01/2012 .......................         359,376
   250,000         5.625%, due 07/01/2013 ......................         266,262
   600,000         5.125%, due 11/01/2013 ......................         617,610
   500,000         5.125%, due 11/01/2015 ......................         507,015
                                                                      ----------
                                                                       2,880,806
                                                                      ----------
                 Alabama State Public School & College Rev.,
   300,000         5.00%, due 05/01/2010 .......................         310,890
                                                                      ----------

                 Alabama Water Pollution Control Auth. Rev.,
   190,000         6.25%, due 08/15/2004 .......................         203,435
   200,000         4.65%, due 8/15/2008 ........................         204,534
   500,000         5.00%, due 08/15/2010 .......................         517,975
   180,000         5.00%, due 08/15/2015 .......................         180,031
                                                                      ----------
                                                                       1,105,975
                                                                      ----------
                 Anniston, AL, GO
   250,000         5.50%, due 01/01/2004 .......................         260,222
                                                                      ----------

                 Anniston, AL, Regional Medical Center
                  Hospital Board Rev.,
    10,000         7.375%, due 07/01/2006 ......................          10,802
                                                                      ----------

                 Athens, AL, School Warrants,
   335,000         5.05%, due 08/01/2015 .......................         337,653
                                                                      ----------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                 ALABAMA FIXED RATE REVENUE AND GENERAL
   PAR VALUE     OBLIGATION (GO) BONDS -- 93.5% (Continued)             VALUE
--------------------------------------------------------------------------------
                 Auburn, AL, School Warrants,
$  285,000         4.25%, due 08/01/2009 .......................      $  282,330
                                                                      ----------

                 Auburn, AL, Water Works Board Water Rev.,
   335,000         5.00%, due 07/01/2015 .......................         336,578
                                                                      ----------

                 Auburn University, AL, General Fee Rev.,
   175,000         5.20%, due 06/01/2004 .......................         182,609
   325,000         5.25%, due 04/01/2005 .......................         336,797
   400,000         4.45%, due 06/01/2011 .......................         396,296
                                                                      ----------
                                                                         915,702
                                                                      ----------
                 Baldwin Co., AL, Board of Education Rev.,
   200,000         5.20%, due 06/01/2009 .......................         209,106
                                                                      ----------

                 Baldwin Co., AL, GO,
   200,000         5.85%, due 08/01/2003 .......................         208,630
   400,000         5.00%, due 02/01/2007 .......................         416,176
   200,000         4.55%, due 02/01/2009 .......................         199,060
                                                                      ----------
                                                                         823,866
                                                                      ----------
                 Baldwin Co., AL, GO Unlimited Warrants,
   500,000         4.50%, due 11/01/2008 .......................         507,390
                                                                      ----------

                 Birmingham, AL, Series B, GO,
   100,000         5.80%, due 04/01/2002 .......................         100,032
   200,000         5.90%, due 04/01/2003 .......................         204,642
                                                                      ----------
                                                                         304,674
                                                                      ----------
                 Birmingham, AL, Industrial Water Board Rev.,
   100,000         6.00%, due 07/01/2007 .......................         109,096
                                                                      ----------

                 Birmingham, AL, Medical Clinic Board Rev.,
    40,000         7.30%, due 07/01/2005 .......................          42,768
                                                                      ----------

                 Birmingham, AL, Southern College, Private
                  Education Bldg. Auth. Rev.,
   500,000         5.10%, due 12/01/2012 .......................         483,975
                                                                      ----------

                 DCH Health Care Auth. of Alabama, Health
                  Care Facilities Rev.,
    55,000         5.00%, due 06/01/2004 .......................          56,710
                                                                      ----------

                 Decatur, AL, GO,
   300,000         5.00%, due 06/01/2009 .......................         310,608
                                                                      ----------

                 Decatur, AL, Water Rev.,
   100,000         5.00%, due 05/01/2014 .......................         101,088
                                                                      ----------

                 Dothan, AL, GO,
   500,000         5.50%, due 09/01/2014 .......................         524,500
                                                                      ----------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                 ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE       OBLIGATION (GO) BONDS -- 93.5% (Continued)             VALUE
--------------------------------------------------------------------------------
                 Fairhope, AL, Public Improvements Warrants,
$  295,000         5.10%, due 06/01/2014 .......................      $  299,735
                                                                      ----------

                 Fairhope, AL, Utilities Rev.,
   200,000         5.10%, due 12/01/2008 .......................         204,040
                                                                      ----------

                 Florence, AL, School Warrants,
   200,000         5.00%, due 09/01/2008 .......................         204,856
   200,000         4.65%, due 12/01/2012 .......................         200,272
   400,000         5.75%, due 09/01/2015 .......................         417,832
                                                                      ----------
                                                                         822,960
                                                                      ----------
                 Greenville, AL, GO,
   300,000         5.10%, due 12/01/2009 .......................         312,897
                                                                      ----------

                 Homewood, AL, GO,
   500,000         5.00%,due 09/01/2014 ........................         502,805
                                                                      ----------

                 Hoover, AL, Board of Education Special Tax,
   400,000         6.00%, due 02/15/2006 .......................         423,108
                                                                      ----------

                 Houston Co., AL, GO,
   250,000         5.00%, due 07/01/2002 .......................         251,965
   300,000         5.60%, due 10/15/2014 .......................         317,919
                                                                      ----------
                                                                         569,884
                                                                      ----------
                 Huntsville, AL, Electric Systems Rev.,
   150,000         5.00%, due 12/01/2003 .......................         155,251
   250,000         4.80%, due 12/01/2012 .......................         251,420
                                                                      ----------
                                                                         406,671
                                                                      ----------
                 Huntsville, AL, GO,
   500,000         5.50%, due 11/01/2002 .......................         510,305
   100,000         5.90%, due 11/01/2005, prerefunded
                    11/01/2002 @ 102 ...........................         104,336
   300,000         5.40%, due 02/01/2010 .......................         314,121
   250,000         5.25%, due 11/01/2011 .......................         261,572
                                                                      ----------
                                                                       1,190,334
                                                                      ----------
                 Huntsville, AL, Water Systems Rev.,
   150,000         5.15%, due 05/01/2004 .......................         153,269
   150,000         5.25%, due 05/01/2005 .......................         153,213
   200,000         4.70%, due 11/01/2013 .......................         197,984
                                                                      ----------
                                                                         504,466
                                                                      ----------

                 Jefferson Co., AL, Board of Education Capital
                  Outlay Warrants,
   300,000         5.70%, due 02/15/2011, prerefunded
                    02/15/2005 @ 102............................         323,868
                                                                      ----------

                 Jefferson Co., AL, GO Unlimited Warrants,
   150,000         5.55%, due 04/01/2002 .......................         150,043
   100,000         5.00%, due 04/01/2004 .......................         103,533
                                                                      ----------
                                                                         253,576
                                                                      ----------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                 ALABAMA FIXED RATE REVENUE AND GENERAL
   PAR VALUE     OBLIGATION (GO) BONDS -- 93.5% (Continued)              VALUE
--------------------------------------------------------------------------------
                 Jefferson Co., AL, Sewer Rev.,
$  140,000         5.15%, due 09/01/2002 .......................      $  141,980
    50,000         5.50%, due 09/01/2003, ETM ..................          52,007
   300,000         5.75%, due 09/01/2005, prerefunded
                    09/01/2003 @ 101 ...........................         315,978
                                                                      ----------
                                                                         509,965
                                                                      ----------
                 Lee Co., AL, GO,
   300,000         5.50%, due 02/01/2007 .......................         316,653
                                                                      ----------

                 Madison, AL, Warrants,
   325,000         5.55%, due 04/01/2007 .......................         344,152
   200,000         4.40%, due 02/01/2011 .......................         197,338
   400,000         4.85%, due 02/01/2013 .......................         402,828
                                                                      ----------
                                                                         944,318
                                                                      ----------
                 Madison Co., AL, Board of Education Capital
                  Outlay Tax Antic. Warrants,
   175,000         5.20%, due 09/01/2004 .......................         185,315
   400,000         5.20%, due 03/01/2011 .......................         416,796
   250,000         5.10%, due 09/01/2011 .......................         255,933
                                                                      ----------
                                                                         858,044
                                                                      ----------
                 Mobile, AL, GO,
   180,000         5.75%, due 02/15/2016, prerefunded
                    02/15/2006 @ 102 ...........................         196,202
   275,000         6.20%, due 02/15/2007 .......................         300,042
                                                                      ----------
                                                                         496,244
                                                                      ----------
                 Mobile, AL, Water & Sewer Commissioners Rev.,
   200,000         5.00%, due 01/01/2013 .......................         201,346
                                                                      ----------

                 Mobile Co., AL, Gas Tax Antic. Warrants,
   100,000         4.50%, due 02/01/2003 .......................         100,192
                                                                      ----------

                 Mobile Co., AL, School Board Commissioner
                  Capital Outlay,
   400,000         5.00%, due 03/01/2008 .......................         411,020
                                                                      ----------

                 Mobile Co., AL, Warrants,
   200,000         5.40%, due 08/01/2013 .......................         207,740
                                                                      ----------

                 Montgomery, AL, GO,
   200,000         4.70%, due 05/01/2002 .......................         200,504
   500,000         5.10%, due 10/01/2008 .......................         523,365
   300,000         5.00%, due 11/01/2015 .......................         300,213
                                                                      ----------
                                                                       1,024,082
                                                                      ----------
                 Montgomery, AL, Waterworks & Sanitation Rev.,
   200,000         5.85%, due 03/01/2003 .......................         206,372
   400,000         6.15%, due 09/01/2006 .......................         411,320
   400,000         5.60%, due 09/01/2009 .......................         423,056
                                                                      ----------
                                                                       1,040,748
                                                                      ----------
                 Montgomery Co., AL, GO,
   100,000         5.20%, due 11/01/2006 .......................         103,643
                                                                      ----------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                 ALABAMA FIXED RATE REVENUE AND GENERAL
   PAR VALUE     OBLIGATION (GO) BONDS -- 93.5% (Continued)              VALUE
--------------------------------------------------------------------------------
                 Mountain Brook, AL, City Board of Education
                 Capital Outlay Warrants,
$  405,000         4.80%, due 02/15/2011 .......................      $  409,014
                                                                      ----------

                 Muscle Shoals, AL, GO,
   400,000         5.60%, due 08/01/2010 .......................         422,372
                                                                      ----------
                 Opelika, AL, GO,
   100,000         4.60%, due 03/01/2003 .......................         102,242
   100,000         5.30%, due 07/01/2003 .......................         103,405
                                                                      ----------
                                                                         205,647
                                                                      ----------
                 Scottsboro, AL, Waterworks Sewer & Gas Rev.,
   200,000         4.35%, due 08/01/2011 .......................         196,376
                                                                      ----------

                 Shelby Co., AL, Board of Education, Rev.,
   500,000         4.80%, due 02/01/2011 .......................         508,625
                                                                      ----------

                 Shelby Co., AL, GO,
   315,000         4.75%, due 02/01/2009 .......................         322,371
                                                                      ----------

                 Shelby Co., AL, Hospital Board Rev.,
    40,000         6.60%, due 02/01/2003 .......................          41,468
                                                                      ----------

                 Trussville, AL, Warrants,
   400,000         4.30%, due 10/01/2010 .......................         395,508
                                                                      ----------

                 Tuscaloosa, AL, Board of Education, GO,
   100,000         5.10%, due 02/01/2004 .......................         103,737
   300,000         4.625%, due 08/01/2008 ......................         304,878
                                                                      ----------
                                                                         408,615
                                                                      ----------
                 Tuscaloosa, AL, Board of Education
                  Special Tax Warrants,
   300,000         4.85%, due 02/15/2013 .......................         301,668
                                                                      ----------

                 Tuscaloosa, AL, GO,
   500,000         5.45%, due 01/01/2014 .......................         522,795
                                                                      ----------

                 University of Alabama, AL, Series A, Rev.,
   240,000         5.10%, due 10/01/2002 .......................         243,799
   400,000         5.25%, due 06/01/2010 .......................         416,868
   100,000         5.375%, due 06/01/2013 ......................         103,412
   400,000         5.00%, due 10/01/2014 .......................         397,792
                                                                      ----------
                                                                       1,161,871
                                                                      ----------
                 Vestavia Hills, AL, Warrants,
   125,000         4.90%, due 04/01/2005 .......................         129,775
   565,000         5.00%, due 02/01/2012 .......................         577,752
                                                                      ----------
                                                                         707,527
                                                                      ----------
                 TOTAL ALABAMA FIXED RATE REVENUE AND GENERAL
                   OBLIGATION (GO) BONDS (Cost $29,031,043) ....    $ 29,560,807
                                                                      ----------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES        MONEY MARKETS -- 5.4%                                  VALUE
--------------------------------------------------------------------------------
  1,703,180      First American Tax-Free Obligation Fund
                  - Class S (Cost $1,703,180)...................   $   1,703,180
                                                                     -----------
                 TOTAL INVESTMENTS AT VALUE-- 98.9%
                  (Cost $30,734,223)............................   $  31,263,987

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.1%...         339,454
                                                                     -----------

                 NET ASSETS-- 100.0%............................   $  31,603,441
                                                                     ===========


See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2002
================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

The Government Street Equity Fund, The Government Street Bond Fund, and The Alabama Tax Free Bond Fund (the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, by investing in common stocks.

The Government Street Bond Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2002 (CONTINUED)
================================================================================
Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid monthly to shareholders of The Government Street Bond Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. There were no differences between the book and tax basis of distributions for the years ended March 31, 2002 and 2001.

The tax character of distributable earnings at March 31, 2002 were as follows:

-------------------------------------------------------------------------------------------
                       Undistributed                      Capital                Total
                          Ordinary       Unrealized         Loss             Distributable
                           Income       Appreciation    Carryforwards           Earnings
-------------------------------------------------------------------------------------------
Government
Street Equity Fund    $   10,074      $   31,137,975     $   ( 277,085)     $   30,870,964

Government
Street Bond Fund      $    8,766      $      382,126     $ ( 1,035,105)     $   ( 644,213)

Alabama Tax
Free Bond Fund        $     --        $      484,785     $   ( 174,507)     $     310,278

-------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Change in accounting principle - As required, effective April 1, 2001, The Government Street Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the Guide) and began amortizing premium on debt securities. Prior to April 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but

NOTES TO  FINANCIAL  STATEMENTS
MARCH 31,  2002  (CONTINUED)
================================================================================

resulted in a $125,336 reduction in the cost of securities and a corresponding $125,336 increase in net unrealized gains and losses, based on securities held by the Fund on April 1, 2001.

The effect of this change during the year ended March 31, 2002 was to decrease net investment income by $206,778, increase net unrealized gains and losses by $113,891 and increase net realized gains and losses by $92,887. As a result, the ratio of net investment income to average net assets decreased by 0.39%, the net investment income per share decreased by $0.08 and the net realized and unrealized gains and losses per share increased by $0.08.

Additionally, as required by the Guide, effective April 1, 2001, The Government Street Bond Fund began recording paydown gains and losses on mortgage and asset-backed securities as adjustments to interest income. Prior to April 1, 2001, the Fund recorded paydown gains and losses on mortgage and asset-backed securities as realized gains and losses. The effect of this change during the year ended March 31, 2002 was to decrease net investment income by $23,575 and increase net realized gains and losses by $23,575. As a result, the net investment income per share decreased by $0.01 and the ratio on investment income to average net assets decreased by 0.05% for the year ended March 31, 2002.

The Alabama Tax Free Bond Fund, as required, also adopted the provisions of the Guide and began accreting market discount on debt securities. Prior to April 1, 2001, the Fund did not accrete market discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $21,521 increase in the cost of securities and a corresponding $21,521 decrease in net unrealized gains and losses, based on securities held by the Fund on April 1, 2001.

The effect of this change during the year ended March 31, 2002 was to increase net investment income by $5,534, decrease net unrealized gains and losses by $4,511, decrease net realized gains and losses by $1,023. As a result, the ratio of net investment income to average net assets increased by 0.02%, the net investment income per share increased by less than $0.01 and the net realized and unrealized gains and losses per share decreased by less than $0.01.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

NOTES TO FINANCIAL  STATEMENTS
MARCH 31, 2002  (CONTINUED)
================================================================================
The following information is based upon the federal income tax cost of portfolio investments of each Fund as of March 31, 2002:

--------------------------------------------------------------------------------
                                      Government      Government       Alabama
                                        Street          Street        Tax Free
                                     Equity Fund      Bond Fund       Bond Fund
--------------------------------------------------------------------------------
Gross unrealized appreciation...... $ 38,448,435    $  1,007,429     $  658,275
Gross unrealized depreciation......  ( 6,845,723)      ( 558,398)     ( 172,032)
                                     -----------     -----------     ----------
Net unrealized appreciation         $ 31,602,712    $    449,031     $  486,243
                                     ===========     ===========     ==========

Federal income tax cost             $ 74,056,278    $ 53,151,616   $ 30,777,744
                                     ===========     ===========     ==========

--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Alabama Tax Free Bond Fund is due to the tax deferral of losses on wash sales.

During the year ended March 31, 2001, The Government Street Equity Fund realized $4,113,813 of net capital gains resulting from in-kind redemptions. Certain shareholders exchanged fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they were reclassified from accumulated net realized gains to paid-in capital on the Statement of Assets and Liabilities. Such reclassification had no effect on the Fund's net assets or net asset value per share.

As of March 31, 2002, the Funds had the following capital loss carryforwards for federal income tax purposes. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

--------------------------------------------------------------------------------
                                                                EXPIRES
                                             AMOUNT             MARCH 31,
--------------------------------------------------------------------------------
Government Street Equity Fund            $    277,085             2009
--------------------------------------------------------------------------------
Government Street Bond Fund              $    64,123              2003
                                             106,397              2004
                                             129,539              2005
                                             126,569              2006
                                             106,011              2007
                                             220,187              2008
                                             195,097              2009
                                              87,182              2010
                                           ---------
                                         $ 1,035,105
                                           =========
--------------------------------------------------------------------------------

Alabama Tax Free Bond Fund               $   115,762              2004
                                                 347              2007
                                              58,398              2009
                                           ---------
                                         $   174,507
                                           =========

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2002 (CONTINUED)
================================================================================
In addition, The Government Street Equity Fund, The Government Street Bond, and The Alabama Tax Free Bond Fund had net realized capital losses of $464,737, $67,268, and $1,458, respectively, during the period November 1, 2001 through March 31, 2002, which are treated for federal income tax purposes as arising during the Funds' tax year ending March 31, 2003. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

2. INVESTMENT  TRANSACTIONS

During the year ended March 31, 2002, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $26,330,363 and $16,515,535, respectively, for The Government Street Equity Fund, $13,084,476 and $8,406,218, respectively, for The Government Street Bond Fund, and $6,213,188 and $2,718,925, respectively, for The Alabama Tax Free Bond Fund.

3.  TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by T. Leavell & Associates, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Bond Fund pays the Adviser a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such net assets in excess of $100 million. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such net assets in excess of $100 million.

The Adviser currently intends to limit the total operating expenses of The Alabama Tax Free Bond Fund to .65% of its average daily net assets. Accordingly, the Adviser voluntarily waived $17,551 of its investment advisory fees for the Fund during the year ended March 31, 2002.

Certain Trustees and officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from The Government Street Equity Fund and The Alabama Tax Free Bond Fund at an annual rate of .15% of its average daily net assets up to $25 million; .125% of the next $25 million of such assets; and .10% of such net assets in excess of $50 million. From The Government Street Bond Fund, Ultimus receives a monthly fee of .075% of its average daily net assets up to $200 million and .05% of such assets in excess of $200 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of each Fund's shares and an affiliate of Ultimus.

REPORT OF INDEPENDENT
CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of The Government Street Equity Fund, The Government Street Bond Fund and The
Alabama Tax Free Bond Fund, (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, as of March 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                            Tait, Weller & Baker

Philadelphia,  Pennsylvania
April 26,  2002

BOARD OF  TRUSTEES  AND  EXECUTIVE
OFFICERS (UNAUDITED)
================================================================================
Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                                        POSITION HELD     LENGTH OF
TRUSTEE                     ADDRESS                            AGE      WITH THE TRUST    TIME SERVED
--------------------------------------------------------------------------------------------------------------
*John T. Bruce              800 Main Street                     49      Chairman and      Since
                            Lynchburg, VA                               Trustee           September 1988
--------------------------------------------------------------------------------------------------------------
*Austin Brockenbrough III   1802 Bayberry Court                 65      Trustee           Since
                            Suite 400, Richmond, VA                                       September 1988
--------------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.   931 Broad Street Road               65      Trustee           Since
                            Manakin-Sabot, VA                                             June 1991
--------------------------------------------------------------------------------------------------------------
J. Finley Lee               200 Westminster Drive               62      Trustee           Since
                            Chapel Hill, NC                                               September 1988
--------------------------------------------------------------------------------------------------------------
*Richard Mitchell           150 Government Street               52      Trustee and       Since
                            Mobile, AL                                  President         June 1991
--------------------------------------------------------------------------------------------------------------
Richard L. Morrill          G19 Boatright Library               62      Trustee           Since
                            Richmond, VA                                                  March 1993
--------------------------------------------------------------------------------------------------------------
Harris V. Morrissette       100 Jacintoport Boulevard           42      Trustee           Since
                            Saraland, AL                                                  March 1993
--------------------------------------------------------------------------------------------------------------
Erwin H. Will, Jr.          47 Willway Avenue                   69      Trustee           Since
                            Richmond, VA                                                  July 1997
--------------------------------------------------------------------------------------------------------------
Samuel B. Witt III          2300 Clarendon Boulevard            66      Trustee           Since
                            Suite 407, Arlington, VA                                      November 1988
--------------------------------------------------------------------------------------------------------------
Timothy S. Healey           600 Luckie Drive                    49      Vice President    Since
                            Luckie Building                             of The Alabama    January 1995
                            Suite 305                                   Tax Free
                            Birmingham, AL                              Bond Fund
--------------------------------------------------------------------------------------------------------------
Robert G. Dorsey            135 Merchant Street, Suite 230,     45      Vice President    Since
                            Cincinnati, OH                                                November 2000
--------------------------------------------------------------------------------------------------------------
Mark J. Seger               135 Merchant Street, Suite 230      40      Treasurer         Since
                            Cincinnati, OH                                                November 2000
--------------------------------------------------------------------------------------------------------------
John F. Splain              135 Merchant Street, Suite 230      45      Secretary         Since
                            Cincinnati, OH                                                November 2000
--------------------------------------------------------------------------------------------------------------

================================================================================
*Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamesown Funds, which are other portfolios of the Trust.

Each Trustee oversees ten portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Industries, Inc. (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager). In addition, he is a member of the Board of Trustees for the University of Richmond.

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina. In addition, he is a member of the Board of Trustees of the Albemarle Investment Trust (a registered investment company).

Richard Mitchell is a Principal of the Adviser.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Industries, Inc. and Albemarle Corporation (a manufactuer of polymers and chemicals).

Harris V. Morrissette is President of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is retired. Until December 31, 2001, he was the Managing Director of Equities of Virginia Retirement System.

Samuel B. Witt III is Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Timothy S. Healey is a Principal of the Adviser.

BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED) (CONTINUED)
================================================================================
Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                          THE GOVERNMENT STREET FUNDS
                         ------------------------------
                              No Load Mutual Funds


                            INVESTMENT ADVISER
                            T. Leavell & Associates, Inc.
                            150 Government Street
                            Post Office Box 1307
                            Mobile, AL 36633

                            ADMINISTRATOR
                            Ultimus Fund Solutions, LLC
                            P.O. Box 46707
                            Cincinnati, OH 45246-0707
                            1-866-738-1125

                            LEGAL COUNSEL
                            Sullivan & Worcester LLP
                            One Post Office Square
                            Boston, MA 02109

                            BOARD OF TRUSTEES
                            Richard Mitchell, President
                            Austin Brockenbrough, III
                            John T. Bruce
                            Charles M. Caravati, Jr.
                            J. Finley Lee, Jr.
                            Richard L. Morrill
                            Harris V. Morrissette
                            Erwin H. Will, Jr.
                            Samuel B. Witt, III

                            PORTFOLIO MANAGERS
                            Thomas W. Leavell,
                              The Government Street Equity Fund
                            Mary Shannon Hope,
                              The Government Street Bond Fund
                            Timothy S. Healey,
                              The Alabama Tax Free Bond Fund